UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06637

The UBS Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq. UBS Asset Management One North Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Copy to:
Jana L. Cresswell, Esq. Stradley Ronon Stevens & Young, LLP 2500 Market Street, Suite 2600 Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 888-793 8637

Date of fiscal year end: June 30

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

The UBS Funds

Semiannual Report | December 31, 2023

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President's letter

February 6, 2024

Dear Shareholder,

The more things change, the more they stay the same. Since the last time we wrote to you, markets continue to be volatile, growth continues to be remarkably resistant in the face of various hurdles and geopolitics have continued to provide a background of global strife.

In perhaps the biggest news for the global economy, after raising US interest rates in June of the previous reporting period to their highest level in over 20 years, the US Federal Reserve (the "Fed") has signaled that it has likely reached the end of the hiking cycle, and the next move, albeit not necessarily soon, will be a cut to the federal funds rate. The term federal funds rate refers to the target interest rate range set by the Federal Open Market Committee (FOMC). This target is the rate at which commercial banks borrow and lend their excess reserves to each other overnight.

Inflation, which had been a major cause for concern, has abated. US consumer price inflation closed 2023 with a 3.4% annual rise vs. a 6.5% rate in December of 2022. This is in sharp contrast to a four-decade high of 9.1% in June of 2021.

The IMF (International Monetary Fund) saw positive growth in the US, the eurozone, the United Kingdom and Japan, with China leading the way with economic expansion roughly in line with authorities' 5% target, after ending its zero-COVID-19 policy earlier in 2023. Growth in emerging markets on average remained remarkably robust given the many headwinds, including higher US rates and a comparative slowdown in China. Meanwhile a number of largely contained bank problems added to volatility in markets.

Investors have grown broadly accustomed to the residual risk of an escalation in global conflicts over the course of the past year, with the Russian war in Ukraine continuing and fighting erupting in the Middle East after the October 7th invasion of Israel by Hamas.

Amid this backdrop, global equities experienced periods of elevated volatility. The S&P 500 closed the year strongly in the US, up about 24% after entering a bull market in June and despite some periods of lackluster trading. However, this was fueled to a large degree by the so-called 'magnificent seven' (Apple, Microsoft, Google parent Alphabet, Amazon, Nvidia, Meta Platforms and Tesla) which were up on average 111% in 2023, in particular after artificial intelligence (AI) caught fire following the launch of chat GTP earlier in the year.

Fixed income markets likewise rallied to end the year after a weak start to the period, and the US Treasury 10-year note briefly trading over 5% in late October.

With global macroeconomics continuing to offer a high degree of uncertainty we believe in-depth fundamental research will continue to help active managers identify attractive investment opportunities in different sectors and countries. And, with market volatility still running high, we believe active managers can take advantage of the challenges and opportunities that market mis-pricings present as we seek to add value for our clients.

As always, we thank you for being a part of the UBS family of funds.

Sincerely,

Mark Carver
President
The UBS Funds
Executive Director
UBS Asset Management (Americas) Inc.

The markets in review

The global economy continues to expand

Despite several headwinds, the global economy was resilient and continued to expand during the reporting period. In its October 2023 World Economic Outlook Update, the IMF said, "The global economy continues to recover slowly from the blows of the pandemic, Russia's invasion of Ukraine, and the cost-of-living crisis inflation. In retrospect, the resilience has been remarkable. Despite the disruption in energy and food markets caused by the war, and the unprecedented tightening of global monetary conditions to combat decades-high inflation, the global economy has slowed, but not stalled. Yet growth remains slow and uneven, with growing global divergences." According to the IMF, 2024 GDP growth in the US is projected to be 2.1% (versus an estimated 2.5% in 2023), 0.9% in the eurozone (versus 0.5% in 2023), 0.6% in the UK (versus 0.5% in 2023), and 0.9% in Japan (versus 1.9% in 2023).

A significant factor impacting the global economy and the financial markets was central bank monetary policy. In July 2023, the Fed raised interest rates to a range between 5.25% and 5.50%, a 22-year high. With inflation continuing to moderate, the Fed then remained on hold from September through December 2023. Then in December, the Fed "pivoted," as it indicated the likely end to rate hikes and penciled in three rate cuts in 2024. The European Central Bank (ECB) and the Bank of England (BoE) also appeared to pivot and indicated that rates cuts were possible in 2024. One outlier was the Bank of Japan, as it maintained its accommodative monetary stance.

Global equities end on a high note

Global equities produced weak results over the first four months of the reporting period, as investors were concerned that interest rates would remain "higher for longer" and potentially drag the economy into a recession. Equities then ended the year on a positive note, as they rallied sharply over the last two months of 2023. Central bank pivots were a major factor in the market's turnaround. Signs that the Fed may orchestrate a "soft landing" for the economy also supported the market. For the six-months ended December 31, 2023, the S&P 500 Index1 returned 8.04%. Outside the US, international developed equities, as measured by the MSCI EAFE Index (net),2 gained 5.88%. Elsewhere, emerging markets equities, as measured by the MSCI Emerging Markets Index (net)3 returned 4.71% during the reporting period.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

The overall fixed income market moves higher

As was the case with equities, the overall global fixed income market was initially weak and then rallied to end the year. Central bank pivots were again the driver of the fixed income market's reversal of fortune. In the US, the yield on the 10-year Treasury briefly breached 5% in October 2023—the first time in 16 years—and then fell sharply, ending the reporting period at 3.88%. For the six-month reporting period, the overall US bond market, as measured by the Bloomberg US Aggregate Index,4 returned 3.37%. Riskier fixed income securities generated even better results. High yield bonds, as measured by the ICE BofAML US High Yield Index,5 gained 7.63%. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 rose 6.40% during the reporting period.

4  The Bloomberg US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The ICE BofAML US High Yield Index is an unmanaged index that tracks the performance of US dollar denominated, below investment-grade rated corporate debt publicly issued in the US domestic market.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS All China Equity Fund

Portfolio performance

For the six-months ended December 31, 2023 (the "reporting period"), Class P shares of UBS All China Equity Fund (the "Fund") returned -9.46% while Class P2 shares returned -8.99%. The Fund's benchmark, the MSCI China All Shares Index (net) (the "Index"), returned -6.52% over the same time period. (Returns for all share classes over various time periods are shown on page 6; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed the benchmark during the reporting period. Stock selection was negative in financials and consumer discretionary. However, stock selection was positive in consumer staples and communication services. An underweight in industrials also boosted relative performance. On the stock level, not holding PDD Holdings and overweight in Ping An Insurance and China Merchants Bank were the main detractors, while TAL Education, Kweichow Moutai and CSPC Pharmaceutical were the main contributors.

Portfolio performance summary1

What worked:

  – In terms of stock selection, TAL Education was the top contributor to performance. We expect key structural growth drivers will be from rising market demand and increasing attention to non-academic AST (after-school tutoring) from parents, leading to increased capital spending. The market is highly fragmented, and we expect large institutions like TAL Education to gain market share by leveraging visible and consistent tutoring quality, appeal to high-quality tutors, and brand recognition.

  – Shares of Kweichow Moutai outperformed as the company announced a 20% price hike on the ex-factory price of its Feitian Moutai series, which was unexpected in the current environment. Apart from improving profitability, we believe that this is directionally positive for the company as its growth outlook remains strong versus other peers in the consumer sector.

  – CSPC Pharmaceutical was additive for performance. The company's first half of 2023 fiscal results showed positive revenue growth from a recovery in generic drugs, though profit growth remained pressured by challenges in the application segment. After a two-month anti-corruption campaign, the industry is recovering gradually with lighter news flow and some positive signals.

What didn't work:

•  Certain stock selection decisions detracted from performance during the reporting period.

  – Not owning shares of PDD Holdings detracted as the stock rallied over the period. The company reported better-than-expected results, where it saw strong revenue growth underpinned by higher market share gain, as well as improvement in profitability via higher take-rates. PDD Holdings' overseas expansion efforts continue to gain traction, and the robust momentum behind their shopping app, Temu, remains sustainable. We continue to own the stock.

  – Shares of Ping An Insurance slid on the back of rumors that the company has been asked by Chinese authorities to take a controlling stake in Country Garden. Ping An Insurance has formally denied the claim and currently does not hold any shares in the embattled property developer, though investor sentiments on life insurers remained weak over the period. We continue to own the stock.

  – Shares of China Merchants Bank underperformed amid a delay in policy stimulus rollout, weak macro data and continued concerns about the economy. The company reported weaker-than-expected earnings for the second quarter of 2023, with net interest income remaining under pressure amid weakening risk appetite and muted investment interest by customers. We continue to own the stock.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS All China Equity Fund

Portfolio highlights

•  Kweichow Moutai is the market leader in ultra-premium Baijiu (local spirit) in China. Its key drivers are its strong brand, distribution, and pricing. It enjoys double-digit growth for premium Baijiu demand in China, aided by favorable demographics for their segment and rising incomes. Kweichow Moutai also has high barriers to entry, given deep linkages to local "heritage" sourcing requirements and long maturity period for premium spirit.

•  Tencent is the leading company in China's PC/mobile internet market, engaged in the provision of services such as instant messaging, online gaming, social community, news and online music. Tencent has established several powerful online service platforms and accumulated a huge number of loyal customers. We believe the company is well-positioned in China Internet and will benefit from "2B" (services to businesses) business growth and game expansion to overseas markets.

•  Netease is a leading online game company in China. It has a good track record for delivering blockbuster games and has had healthy growth for more than 10 years. We believe that the company continues to have a strong moat in the China gaming industry, supported by its large research and development (R&D) capacity, streamlined process, as well as shared supporting platforms.

•  We invest in Alibaba on the back of attractive valuations, normalization of sector regulations, and a stabilizing outlook on discretionary spending. We believe Alibaba's core commerce could see some stabilization with e-commerce industry recovery. On top of that, Alibaba is restructuring into six units, and some are scheduled to be spun off in initial public offerings (IPOs).

•  CSPC is an integrated pharmaceutical company in China, with generic drug and active pharmaceutical ingredient bulk business, vitamin C and caffeine. The company has transformed itself step-by-step to upgrade the business line with the basis of sustainable earning growth and healthy cashflow. CSPC is a solid company in key business areas and has high ESG criteria within the drug industry. Its core business in neurology and oncology are expected to be the big drivers for growth.

The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-months ended December 31, 2023. The views and opinions in the letter were current as of February 6, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS All China Equity Fund

Average annual total returns for periods ended 12/31/23 (unaudited)

	6 months	1 year	Inception
Class P1,2	(9.46)%	(16.48)%	(24.47)%
Class P2[2,3]	(8.99)	(15.72)	(14.07)
MSCI China All Shares Index (net)[4]	(6.52)	(11.53)	(19.31)

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2023 prospectuses were as follows: Class P—10.14% and 1.10% and Class P2—9.17% and 0.30%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2024, do not exceed 1.10% for Class P shares. The Advisor has also entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and retained administration fees, and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy related expenses), through the period ending October 28, 2024, do not exceed 0.30% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P is February 24, 2021.

2  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  Inception date of Class P2 is April 21, 2022.

4  The MSCI China All Shares Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes,using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses. Inception return for the Index is shown as of the inception date of the oldest share class: February 24, 2021.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS All China Equity Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2023

Top ten holdings

NetEase, Inc.	13.5%
Kweichow Moutai Co. Ltd.	11.3
Tencent Holdings Ltd.	9.9
China Merchants Bank Co. Ltd.	6.9
Hong Kong Exchanges & Clearing Ltd.	4.7
Ping An Insurance Group Co. of China Ltd.	3.5
SSY Group Ltd.	3.3
CSPC Pharmaceutical Group Ltd.	3.2
Ping An Bank Co. Ltd.	3.2
AIA Group Ltd.	2.9
Total	62.4%

Issuer breakdown by country or territory of origin

China	84.5%
Hong Kong	10.9
United States	5.1
Total	100.5%

Common stocks
Banks	10.1%
Beverages	15.0
Broadline retail	2.7
Capital markets	4.7
Chemicals	1.5
Construction materials	0.5
Diversified consumer services	1.4
Entertainment	13.8
Financial services	1.6
Food products	3.6
Hotels, restaurants & leisure	2.1
Household durables	0.6
Insurance	6.4
Interactive media & services	9.9
IT services	1.4
Life sciences tools & services	4.0
Pharmaceuticals	9.7
Real estate management & development	4.3
Semiconductors & semiconductor equipment	1.0
Tobacco	0.3
Trading companies & distributors	0.1
Transportation infrastructure	0.7
Total common stocks	95.4
Short-term investments	5.1
Investment of cash collateral from securities loaned	2.0
Total investments	102.5
Liabilities in excess of other assets	(2.5)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS All China Equity Fund

Portfolio of investments

December 31, 2023 (unaudited)

	Number of shares	Value
Common stocks: 95.4%
China: 84.5%
Alibaba Group Holding Ltd.	5,400	$52,282
Anhui Conch Cement Co. Ltd., Class H	6,500	15,017
Anhui Gujing Distillery Co. Ltd., Class B	5,200	79,114
China Jinmao Holdings Group Ltd.	82,000	7,876
China Merchants Bank Co. Ltd., Class H	55,500	193,328
China Resources Land Ltd.	22,000	78,888
Chinasoft International Ltd.	52,000	39,890
Country Garden Services Holdings Co. Ltd.[1]	7,000	6,051
CSPC Pharmaceutical Group Ltd.	96,000	89,257
Far East Horizon Ltd.	56,000	44,034
Hainan Meilan International Airport Co. Ltd., Class H*	23,000	20,412
Hangzhou Silan Microelectronics Co. Ltd., Class A	8,500	27,362
Horizon Construction Development Ltd.*	2,074	1,219
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	21,600	81,470
JD.com, Inc., Class A	1,509	21,741
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	7,500	47,831
Joinn Laboratories China Co. Ltd., Class H1,2	20,272	33,386
Kingsoft Corp. Ltd.	3,000	9,259
Kweichow Moutai Co. Ltd., Class A	1,300	316,376
Longfor Group Holdings Ltd.[2]	18,000	28,815
Meituan, Class B*,2	5,590	58,631
Midea Group Co. Ltd., Class A	2,100	16,176
NetEase, Inc.	21,000	378,126
Ping An Bank Co. Ltd., Class A	67,000	88,707
Ping An Insurance Group Co. of China Ltd., Class H	21,500	97,333
Smoore International Holdings Ltd.[1,2]	11,000	9,157
TAL Education Group, ADR*	3,168	40,012
Tencent Holdings Ltd.	7,400	278,240
Wanhua Chemical Group Co. Ltd., Class A	1,400	15,164
Wuliangye Yibin Co. Ltd., Class A	1,300	25,719
WuXi AppTec Co. Ltd., Class H1,2	5,600	56,979
Wuxi Biologics Cayman, Inc.*,2	5,500	20,849
	Number of shares	Value
Common stocks—(concluded)
China—(concluded)
WuXi XDC Cayman, Inc.*	11	$45
Yihai International Holding Ltd.[1]	12,000	19,056
Yunnan Baiyao Group Co. Ltd., Class A	6,020	41,719
Yunnan Energy New Material Co. Ltd., Class A	3,400	27,240
		2,366,761
Hong Kong: 10.9%
AIA Group Ltd.	9,400	81,920
Hong Kong Exchanges & Clearing Ltd.	3,800	130,422
SSY Group Ltd.	148,000	93,631
		305,973
Total common stocks (cost $4,074,761)		2,672,734
Short-term investments: 5.1%
Investment companies: 5.1%
State Street Institutional U.S. Government Money Market Fund, 5.316%[3] (cost $142,122)	142,122	142,122
Investment of cash collateral from securities loaned: 2.0%
Money market funds: 2.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.308%[3] (cost $57,190)	57,190	57,190
Total investments: 102.5% (cost $4,274,073)		2,872,046
Liabilities in excess of other assets: (2.5%)		(71,413)
Net assets: 100.0%		$2,800,633

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS All China Equity Fund

Portfolio of investments

December 31, 2023 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$2,672,734	$—	$—	$2,672,734
Short-term investments	—	142,122	—	142,122
Investment of cash collateral from securities loaned	—	57,190	—	57,190
Total	$2,672,734	$199,312	$—	$2,872,046

At December 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $207,817, represented 7.4% of the Fund's net assets at period end.

3  Rates shown reflect yield at December 31, 2023.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Portfolio performance

For the six-months ended December 31, 2023 (the "reporting period"), Class A shares of UBS Global Allocation Fund (the "Fund") returned 4.68% (Class A shares returned -1.04% after the deduction of the maximum sales charge), while Class P shares returned 4.78%. In contrast, the Fund's benchmark, the MSCI All Country World Index (net), returned 7.26% during the same time period. For comparison purposes, the 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD) returned 5.76% and the FTSE World Government Bond Index (Hedged in USD) returned 3.34%. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 11; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive total return during the reporting period; however, it lagged its primary benchmark on a relative basis. Tactical asset allocation decisions detracted from performance, whereas security selection contributed to results.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns in the portfolio. We used a variety of equity and fixed income options, futures and swaps to implement our tactical asset allocation strategy.

Portfolio performance summary

•  Bottom-up security selection contributed to performance.

  – The US large-cap value and Emerging Markets Equity Opportunity strategies contributed to performance and drove security selection. However, US large-cap growth, PACE High Yield Investments, PACE International Emerging Markets Equity Investments, PACE International Equity Investments, and the International developed equity HALO strategies detracted from performance.

•  Active asset allocation decisions detracted from performance.

  – Overall, tactical asset allocation in equities and fixed income detracted from returns, while currency decisions were flat.

  – Within equities, the largest detractor was our US equity positioning. Specifically, an overweight to US mid-caps over US large-caps detracted from returns given the fact that growth stocks rallied throughout 2023. Furthermore, US sector positioning underperformed as strong oil supply kept energy stock prices depressed. In addition, an underweight to Australian equities detracted from performance as equity markets rallied to their highest level in 20 months led by iron ore stocks. On the upside, overweights to European Union banks, Japanese equities, and emerging markets ex-China contributed to returns.

  – Within fixed income, overall duration positioning detracted from performance over the reporting period, as did an overweight to securitized credit.

  – Within currency, the largest contributor to performance were long positions to various Latin American currencies versus the US dollar. In addition, a long euro versus Great Britain pound contributed to performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-months ended December 31, 2023. The views and opinions in the letter were current as of February 6, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Global Allocation Fund

Average annual total returns for periods ended 12/31/23 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.68%	9.43%	5.75%	4.16%
Class P2	4.78	9.68	6.00	4.42
After deducting maximum sales charge
Class A1	(1.04)%	3.39%	4.56%	3.57%
MSCI All Country World Index (net)[3]	7.26	22.20	11.72	7.93
FTSE World Government Bond Index (Hedged in USD)[4]	3.34	6.42	0.68	2.13
60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)[5]	5.76	15.81	7.53	5.84

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2023 prospectuses were as follows: Class A—1.58% and 1.31%; Class P—1.30% and 1.06%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2024, do not exceed 1.20% for Class A shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The FTSE World Government Bond Index (Hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD) is an unmanaged blended benchmark compiled by the Advisor. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Fund made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS Global Allocation Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2023

Top ten fixed income holdings

U.S. Treasury Inflation-Indexed Notes, 1.375% due 07/15/33	3.5%
New Zealand Government Bonds Inflation-Linked, 2.000% due 09/20/25	1.4
U.S. Treasury Notes, 0.625% due 08/15/30	0.6
Morgan Stanley, 4.889% due 07/20/33	0.6
Wells Fargo & Co., 4.897% due 07/25/33	0.6
Uniform Mortgage-Backed Security, TBA, 5.000%	0.5
Broadcom, Inc., 4.300% due 11/15/32	0.5
General Motors Co., 5.400% due 10/15/29	0.5
Bank of America Corp., 2.299% due 07/21/32	0.5
Oracle Corp., 6.250% due 11/09/32	0.5
Total	9.2%

Top ten equity holdings

PACE International Equity Investments, Class P2	9.7%
PACE International Emerging Markets Equity Investments, Class P2	6.5
UBS Emerging Markets Equity Opportunity Fund, Class P2	6.4
PACE High Yield Investments, Class P2	5.5
iShares J.P. Morgan USD Emerging Markets Bond ETF	5.2
SPDR Portfolio High Yield Bond ETF	4.5
iShares MSCI Emerging Markets ex China ETF	2.0
UBS All China Equity Fund, Class P2	1.3
Microsoft Corp.	1.2
Alphabet, Inc., Class A	0.9
Total	43.2%

Top five issuer breakdown by country or territory of origin

United States	86.1%
Japan	2.4
United Kingdom	1.6
New Zealand	1.4
Netherlands	1.1
Total	92.6%

1  The portfolio is actively managed and its composition will vary over time.

3  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies and exchange traded funds was included, the country or territory of origin breakdown would be as follows: United States: 69.2%, Japan: 3.6%, South Africa: 0.5%, United Kingdom: 8.0% and Canada: 2.3%.

UBS Global Allocation Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2023

Common stocks
Aerospace & defense	0.1%
Automobile components	0.5
Automobiles	0.2
Banks	1.4
Beverages	0.6
Biotechnology	0.8
Broadline retail	0.7
Building products	0.1
Capital markets	1.0
Chemicals	0.6
Consumer finance	0.4
Consumer staples distribution & retail	0.5
Diversified consumer services	0.2
Diversified telecommunication services	0.4
Electric utilities	0.2
Electrical equipment	0.3
Electronic equipment, instruments & components	0.6
Entertainment	0.7
Financial services	0.8
Food products	0.6
Ground transportation	0.7
Health care equipment & supplies	0.9
Health care providers & services	0.9
Hotels, restaurants & leisure	0.3
Household durables	0.3
Industrial conglomerates	0.1
Industrial REITs	0.2
Insurance	0.9
Interactive media & services	1.0
IT services	0.1
Leisure products	0.2
Life sciences tools & services	0.6
Machinery	0.6
Media	0.4
Metals & mining	0.2
Oil, gas & consumable fuels	1.2
Passenger airlines	0.1
Personal care products	0.5
Pharmaceuticals	0.7
Professional services	0.2
Semiconductors & semiconductor equipment	1.6
Software	2.2
Specialty retail	0.2
Technology hardware, storage & peripherals	0.9
Textiles, apparel & luxury goods	0.5
Tobacco	0.2
Trading companies & distributors	0.7
Wireless telecommunication services	0.2
Total common stocks	27.3
Exchange traded funds	11.6
Investment companies	29.4

Corporate bonds
Auto manufacturers	0.5%
Banks	3.1
Diversified financial services	1.0
Electric	0.9
Healthcare-services	0.1
Machinery-diversified	0.4
Media	1.4
Oil & gas	0.5
Pipelines	0.5
Semiconductors	0.5
Software	0.5
Telecommunications	0.3
Total corporate bonds	9.7
Asset-backed securities	1.6
Mortgage-backed securities	0.8
Non-U.S. government agency obligations	4.1
U.S. government agency obligations	6.2
U.S. Treasury obligations	7.3
Short-term investments	1.7
Investment of cash collateral from securities loaned	5.9
Total investments	105.6
Liabilities in excess of other assets	(5.6)
Net assets	100.0%

UBS Global Allocation Fund

Portfolio of investments

December 31, 2023 (unaudited)

	Number of shares	Value
Common stocks: 27.3%
Australia: 0.2%
Glencore PLC	62,855	$378,238
Austria: 0.2%
BAWAG Group AG1	7,429	393,496
Canada: 0.5%
Canadian Pacific Kansas City Ltd.[2]	6,374	504,321
Shopify, Inc., Class A*	3,000	233,700
		738,021
Denmark: 0.2%
Genmab AS*	876	279,559
France: 0.4%
Cie Generale des Etablissements Michelin SCA	6,882	246,611
Pernod Ricard SA	1,541	271,765
Ubisoft Entertainment SA*	4,243	108,248
		626,624
Germany: 0.5%
Infineon Technologies AG	10,553	440,370
Knorr-Bremse AG	6,212	403,235
		843,605
Hong Kong: 0.3%
AIA Group Ltd.	50,817	442,863
India: 0.3%
HDFC Bank Ltd., ADR	6,639	445,543
Ireland: 0.3%
AIB Group PLC	101,669	435,482
Italy: 0.4%
PRADA SpA	58,700	335,654
Wizz Air Holdings PLC*,1	8,785	247,583
		583,237
Japan: 1.8%
ITOCHU Corp.[2]	11,600	474,448
JTOWER, Inc.*,2	5,100	180,851
Keyence Corp.	800	352,454
Nippon Telegraph & Telephone Corp.	388,000	474,130
Shin-Etsu Chemical Co. Ltd.	10,600	444,824
SoftBank Group Corp.	5,800	258,861
Sony Group Corp.	4,700	447,000
TechnoPro Holdings, Inc.	10,200	268,745
		2,901,313
Netherlands: 1.1%
Heineken Holding NV	3,164	267,556
Koninklijke Philips NV	20,597	479,432
Shell PLC	25,486	835,370
Universal Music Group NV	8,984	255,981
		1,838,339
	Number of shares	Value
Common stocks—(continued)
South Korea: 0.2%
Samsung Electronics Co. Ltd.	5,831	$355,411
Spain: 0.2%
Banco de Sabadell SA	308,405	378,936
Sweden: 0.2%
Hexpol AB	23,815	288,064
Switzerland: 0.7%
Alcon, Inc.	4,968	387,729
Novartis AG, Registered Shares	5,681	573,267
Sandoz Group AG*	5,799	186,578
		1,147,574
United Kingdom: 1.3%
Ashtead Group PLC	5,989	416,963
British American Tobacco PLC	9,488	277,615
Legal & General Group PLC	93,921	300,608
London Stock Exchange Group PLC	4,161	491,876
Spectris PLC	5,889	283,667
Unilever PLC	6,289	304,474
		2,075,203
United States: 18.5%
AbbVie, Inc.	6,175	956,940
Adobe, Inc.*	457	272,646
Agilent Technologies, Inc.	1,672	232,458
Airbnb, Inc., Class A*	120	16,337
Allstate Corp.	1,958	274,081
Alphabet, Inc., Class A*	9,867	1,378,321
Amazon.com, Inc.*	7,181	1,091,081
American Express Co.	1,251	234,362
Ameriprise Financial, Inc.	1,546	587,217
APA Corp.	8,011	287,435
Apple, Inc.	5,846	1,125,530
Aptiv PLC*	6,074	544,959
Bio-Rad Laboratories, Inc., Class A*	1,673	540,195
BlackRock, Inc.	463	375,863
Broadcom, Inc.	605	675,331
Brunswick Corp.	2,855	276,221
Bunge Global SA	4,917	496,371
Centene Corp.*	4,410	327,266
CF Industries Holdings, Inc.	2,917	231,902
Chegg, Inc.*	24,810	281,842
Chipotle Mexican Grill, Inc.*	107	244,705
Comcast Corp., Class A	10,780	472,703
Constellation Brands, Inc., Class A	945	228,454
Cooper Cos., Inc.	476	180,137
Dexcom, Inc.*	1,466	181,916
Dollar Tree, Inc.*	3,578	508,255
Dynatrace, Inc.*	3,471	189,829
Eli Lilly & Co.	497	289,711
EOG Resources, Inc.	1,101	133,166
Exxon Mobil Corp.	1,542	154,169
Fidelity National Information Services, Inc.	6,061	364,084

UBS Global Allocation Fund

Portfolio of investments

December 31, 2023 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Haleon PLC	132,260	$542,254
Hayward Holdings, Inc.*	15,709	213,642
Honeywell International, Inc.	1,136	238,231
HubSpot, Inc.*	425	246,730
Ingersoll Rand, Inc.	6,872	531,481
IQVIA Holdings, Inc.*	850	196,673
Keysight Technologies, Inc.*	2,501	397,884
Laboratory Corp. of America Holdings	1,556	353,663
Las Vegas Sands Corp.	4,549	223,856
LivaNova PLC*	4,432	229,312
Live Nation Entertainment, Inc.*	2,362	221,083
Lululemon Athletica, Inc.*	374	191,222
Lyft, Inc., Class A*	21,901	328,296
Marsh & McLennan Cos., Inc.	1,996	378,182
Marvell Technology, Inc.	2,659	160,364
Mastercard, Inc., Class A	1,376	586,878
Meta Platforms, Inc., Class A*	677	239,631
Micron Technology, Inc.	3,906	333,338
Microsoft Corp.	5,097	1,916,676
Mondelez International, Inc., Class A	6,302	456,454
Monster Beverage Corp.*	2,331	134,289
MSCI, Inc.	226	127,837
NextEra Energy, Inc.	5,002	303,822
NIKE, Inc., Class B	2,404	261,002
NVIDIA Corp.	1,784	883,473
Oracle Corp.	2,846	300,054
Palo Alto Networks, Inc.*	814	240,032
Prologis, Inc.	2,776	370,041
Regal Rexnord Corp.	2,545	376,711
ServiceNow, Inc.*	377	266,347
Shoals Technologies Group, Inc., Class A*	4,141	64,351
SLM Corp.	19,289	368,806
Take-Two Interactive Software, Inc.*	3,219	518,098
Tesla, Inc.*	1,236	307,121
TJX Cos., Inc.	2,822	264,732
Trade Desk, Inc., Class A*	2,648	190,550
TransDigm Group, Inc.	214	216,482
Ulta Beauty, Inc.*	287	140,627
Union Pacific Corp.	922	226,462
United Rentals, Inc.	297	170,306
UnitedHealth Group, Inc.	1,375	723,896
Voya Financial, Inc.	4,322	315,333
Walmart, Inc.	1,554	244,988
Wells Fargo & Co.	11,943	587,835
Williams Cos., Inc.	16,548	576,367
Zoom Video Communications, Inc., Class A*	1,449	104,198
		29,423,097
Total common stocks (cost $35,685,123)		43,574,605
	Face amount[3]	Value
Asset-backed securities: 1.6%
Cayman Islands: 0.2%
Dryden 60 CLO Ltd., Series 2018-60A, Class A, 3 mo. USD Term SOFR + 1.312%, 6.706%, due 07/15/31[1,4]	246,471	$246,423
United States: 1.4%
AmeriCredit Automobile Receivables Trust Series 2019-2, Class D, 2.990%, due 06/18/25	145,287	145,070
Series 2020-2, Class C, 1.480%, due 02/18/26	320,838	315,237
Series 2022-1, Class A3, 2.450%, due 11/18/26	107,853	105,760
DT Auto Owner Trust, Series 2021-1A, Class D, 1.160%, due 11/16/26[1]	100,000	95,633
Exeter Automobile Receivables Trust Series 2021-1A, Class D, 1.080%, due 11/16/26	125,000	120,924
Series 2022-2A, Class B, 3.650%, due 10/15/26	81,065	80,656
Series 2023-2A, Class A2, 5.870%, due 11/17/25	181,098	181,083
Series 2023-4A, Class A2, 6.070%, due 12/15/25	250,000	250,092
GLS Auto Receivables Issuer Trust, Series 2020-2A, Class C, 4.570%, due 04/15/26[1]	103,086	102,557
HPEFS Equipment Trust, Series 2022-1A, Class B, 1.790%, due 05/21/29[1]	200,000	195,407
OneMain Financial Issuance Trust, Series 2020-2A, Class B, 2.210%, due 09/14/35[1]	100,000	89,405
Santander Drive Auto Receivables Trust Series 2020-2, Class D, 2.220%, due 09/15/26	85,807	84,774
Series 2020-4, Class D, 1.480%, due 01/15/27	198,734	194,359
Series 2023-4, Class A2, 6.180%, due 02/16/27	306,651	307,475
		2,268,432
Total asset-backed securities (cost $2,519,313)		2,514,855
Corporate bonds: 9.7%
Canada: 0.5%
Canadian Imperial Bank of Commerce 3.945%, due 08/04/25	810,000	797,072

UBS Global Allocation Fund

Portfolio of investments

December 31, 2023 (unaudited)

	Face amount[3]	Value
Corporate bonds—(concluded)
United States: 9.2%
Air Lease Corp. 5.300%, due 02/01/28	750,000	$758,260
American Express Co. 3.950%, due 08/01/25	810,000	796,900
Bank of America Corp. (fixed, converts to FRN on 07/21/31), 2.299%, due 07/21/32[4]	1,000,000	816,537
Broadcom, Inc. 4.300%, due 11/15/32	900,000	863,428
Centene Corp. 2.450%, due 07/15/28	250,000	222,650
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.908%, due 07/23/25	810,000	802,300
Cheniere Energy Partners LP 4.500%, due 10/01/29	810,000	774,738
Citigroup, Inc. (fixed, converts to FRN on 04/24/24), 3.352%, due 04/24/25[4]	810,000	803,795
Comcast Corp. 5.250%, due 11/07/25	540,000	545,712
Discovery Communications LLC 3.625%, due 05/15/30	900,000	815,756
General Motors Co. 5.400%, due 10/15/29	810,000	824,419
John Deere Capital Corp. 4.800%, due 01/09/26	650,000	653,452
JPMorgan Chase & Co. 3.625%, due 12/01/27	810,000	777,264
Morgan Stanley (fixed, converts to FRN on 07/20/32), 4.889%, due 07/20/33[4]	900,000	877,562
Oracle Corp. 6.250%, due 11/09/32	750,000	815,914
Pacific Gas & Electric Co. 4.550%, due 07/01/30	750,000	714,283
Southern California Edison Co. 5.850%, due 11/01/27	630,000	657,856
Southwestern Energy Co. 5.375%, due 02/01/29	750,000	731,920
T-Mobile USA, Inc. 3.500%, due 04/15/31	540,000	493,662
Wells Fargo & Co. (fixed, converts to FRN on 07/25/32), 4.897%, due 07/25/33[4]	900,000	876,757
		14,623,165
Total corporate bonds (cost $15,201,645)		15,420,237
	Face amount[3]		Value
Mortgage-backed securities: 0.8%
United States: 0.8%
Bank, Series 2022-BNK39, Class A4, 2.928%, due 02/15/55[4]		200,000	$172,286
BWAY Mortgage Trust, Series 2013-1515, Class A2, 3.454%, due 03/10/33[1]		100,000	93,876
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class C, 4.682%, due 01/10/36[1]		345,000	344,425
Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD Term SOFR + 2.364%, 7.727%, due 07/15/38[1,4]		140,016	137,554
Flagstar Mortgage Trust, Series 2018-5, Class A2, 4.000%, due 09/25/48[1,4]		45,735	42,904
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.835%, due 08/10/38[1]		100,000	92,931
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-2NU, Class D, 2.077%, due 01/05/40[1,4]		125,000	88,273
MFA Trust Series 2020-NQM3, Class A1, 1.014%, due 01/26/65[1,4]		20,347	18,221
Series 2021-NQM1, Class A1, 1.153%, due 04/25/65[1,4]		24,346	22,101
New Residential Mortgage Loan Trust, Series 2021-NQ2R, Class A1, 0.941%, due 10/25/58[1,4]		48,188	43,830
Residential Mortgage Loan Trust, Series 2020-2, Class A1, 1.654%, due 05/25/60[1,4]		20,038	19,743
Verus Securitization Trust Series 2019-4, Class A1, 3.642%, due 11/25/59[1,4]		9,882	9,572
Series 2020-5, Class A1, 1.218%, due 05/25/65[1,4]		25,900	23,921
Series 2021-R2, Class A1, 0.918%, due 02/25/64[1,4]		38,931	34,257
Series 2021-R3, Class A1, 1.020%, due 04/25/64[1,4]		50,650	45,019
Wells Fargo Commercial Mortgage Trust, Series 2018-C45, Class AS, 4.405%, due 06/15/51[4]		130,000	121,721
Total mortgage-backed securities (cost $1,404,771)			1,310,634
Non-U.S. government agency obligations: 4.1%
Australia: 0.1%
Australia Government Bonds 3.250%, due 04/21/29[5]	AUD	275,000	183,513

UBS Global Allocation Fund

Portfolio of investments

December 31, 2023 (unaudited)

	Face amount[3]		Value
Non-U.S. government agency obligations—(continued)
Austria: 0.0%†
Republic of Austria Government Bonds 3.150%, due 06/20/44[5]	EUR	45,000	$51,714
Belgium: 0.1%
Kingdom of Belgium Government Bonds 3.750%, due 06/22/45[5]	EUR	73,000	89,071
Canada: 0.1%
Canada Government Bonds 1.500%, due 09/01/24	CAD	120,000	88,692
2.000%, due 12/01/51	CAD	50,000	30,372
2.500%, due 12/01/32	CAD	100,000	71,934
			190,998
Finland: 0.0%†
Finland Government Bonds 1.375%, due 04/15/47[5]	EUR	20,000	16,742
France: 0.5%
French Republic Government Bonds OAT 0.000%, due 11/25/31[5,6]	EUR	565,000	518,149
0.010%, due 05/25/32[5,6]	EUR	75,000	67,764
0.500%, due 05/25/40[5]	EUR	75,000	57,337
3.250%, due 05/25/45[5]	EUR	81,000	93,274
			736,524
Germany: 0.1%
Bundesrepublik Deutschland Bundesanleihe 2.500%, due 07/04/44[5]	EUR	116,000	132,261
Ireland: 0.1%
Ireland Government Bonds 1.500%, due 05/15/50[5]	EUR	240,000	198,763
Italy: 0.3%
Italy Buoni Poliennali Del Tesoro 0.950%, due 12/01/31[5]	EUR	145,000	133,128
1.650%, due 03/01/32[5]	EUR	60,000	57,920
3.000%, due 08/01/29[5]	EUR	140,000	153,969
3.250%, due 09/01/46[5]	EUR	75,000	71,881
4.000%, due 02/01/37[5]	EUR	98,000	109,487
			526,385
Japan: 0.6%
Japan Government CPI-Linked Bonds 0.005%, due 03/10/31	JPY	53,670,500	407,668
Japan Government Forty Year Bonds 0.500%, due 03/20/59	JPY	15,000,000	72,620
Japan Government Thirty Year Bonds 0.300%, due 06/20/46	JPY	11,100,000	60,849
Japan Government Twenty Year Bonds 0.400%, due 03/20/36	JPY	70,000,000	470,549
			1,011,686
	Face amount[3]		Value
Non-U.S. government agency obligations—(concluded)
New Zealand: 1.4%
New Zealand Government Bonds Inflation-Linked 2.000%, due 09/20/25[5,7]	NZD	3,544,020	$2,235,915
Spain: 0.5%
Spain Government Bonds 1.450%, due 10/31/27[5]	EUR	165,000	175,068
1.500%, due 04/30/27[5]	EUR	97,000	103,541
3.450%, due 07/30/66[5]	EUR	10,000	10,293
4.200%, due 01/31/37[5]	EUR	44,000	53,691
4.800%, due 01/31/24[5]	EUR	276,000	304,863
5.150%, due 10/31/44[5]	EUR	59,000	80,986
			728,442
United Kingdom: 0.3%
U.K. Gilts 1.000%, due 01/31/32[5]	GBP	114,000	120,455
1.250%, due 07/31/51[5]	GBP	130,000	88,254
1.625%, due 10/22/28[5]	GBP	94,000	110,958
3.500%, due 01/22/45[5]	GBP	90,000	104,520
3.750%, due 10/22/53[5]	GBP	40,000	47,623
			471,810
Total non-U.S. government agency obligations (cost $7,576,315)			6,573,824
U.S. government agency obligations: 6.2%
United States: 6.2%
Federal Home Loan Mortgage Corp. 1.500%, due 10/01/51		307,872	239,929
2.000%, due 02/01/51		863,084	708,913
2.000%, due 01/01/52		317,775	260,923
2.500%, due 11/01/50		199,699	173,570
3.000%, due 01/01/52		123,700	109,390
4.500%, due 08/01/52		206,453	200,174
Federal National Mortgage Association 2.000%, due 03/01/51		569,306	472,014
2.000%, due 04/01/51		238,428	196,789
2.500%, due 08/01/51		382,370	326,423
2.500%, due 08/01/51		231,867	198,970
2.500%, due 11/01/51		472,489	404,553
2.500%, due 02/01/52		237,252	205,000
3.000%, due 08/01/50		453,165	408,354
3.000%, due 03/01/52		372,736	333,962
3.500%, due 02/01/49		430,488	400,572
4.000%, due 05/01/51		409,840	393,772
4.500%, due 01/01/53		430,927	417,820
Government National Mortgage Association 2.000%, due 01/20/52		480,887	406,381
2.500%, due 08/20/51		538,303	471,224
3.000%, due 10/20/45		68,169	62,637
3.000%, due 12/20/45		77,812	71,497
3.000%, due 04/20/52		223,228	201,762
3.500%, due 01/20/50		207,072	194,464

UBS Global Allocation Fund

Portfolio of investments

December 31, 2023 (unaudited)

	Face amount[3]	Value
U.S. government agency obligations—(concluded)
United States—(concluded)
Government National Mortgage Association, TBA 5.500%	275,000	$276,664
6.000%	100,000	101,570
Uniform Mortgage-Backed Security, TBA 2.500%	400,000	340,283
3.500%	225,000	206,243
4.000%	725,000	685,675
4.500%	550,000	533,215
5.000%	850,000	841,230
Total U.S. government agency obligations (cost $9,954,034)		9,843,973
U.S. Treasury obligations: 7.3%
United States: 7.3%
U.S. Treasury Bonds 1.125%, due 08/15/40	70,000	44,680
1.250%, due 05/15/50	230,000	123,940
2.500%, due 02/15/46	180,000	135,063
2.750%, due 11/15/42	170,000	137,468
2.750%, due 08/15/47	133,000	103,563
2.875%, due 05/15/43	717,000	588,584
3.000%, due 11/15/45	100,000	82,273
4.375%, due 02/15/38	110,000	115,586
U.S. Treasury Inflation-Indexed Notes, 1.375%, due 07/15/33	5,774,442	5,597,847
U.S. Treasury Notes 0.375%, due 12/31/25	250,000	231,690
0.625%, due 08/15/30	1,110,000	900,357
0.750%, due 03/31/26	250,000	233,269
0.875%, due 06/30/26	250,000	231,182
1.250%, due 03/31/28	40,000	35,869
1.250%, due 06/30/28	400,000	356,719
1.250%, due 09/30/28	140,000	124,075
1.250%, due 08/15/31	200,000	165,492
1.625%, due 11/30/26	858,000	801,895
1.625%, due 08/15/29	196,000	174,386
1.625%, due 05/15/31	350,000	300,221
2.125%, due 05/15/25	70,000	67,766
2.500%, due 05/15/24	271,000	268,354
2.750%, due 08/15/32	200,000	183,156
3.875%, due 08/15/33	256,000	255,680
4.125%, due 11/15/32	300,000	304,945
Total U.S. Treasury obligations (cost $11,922,349)		11,564,060
	Number of shares	Value
Exchange traded funds: 11.6%
iShares J.P. Morgan USD Emerging Markets Bond ETF[2]	92,100	$8,202,426
iShares MSCI Emerging Markets ex China ETF	57,700	3,197,157
SPDR Portfolio High Yield Bond ETF[2]	306,000	7,154,280
Total exchange traded funds (cost $17,695,478)		18,553,863
Investment companies: 29.4%
PACE High Yield Investments[8]	1,010,336	8,810,127
PACE International Emerging Markets Equity Investments[8]	818,042	10,348,238
PACE International Equity Investments[8]	904,124	15,496,695
UBS All China Equity Fund[8]	468,854	2,016,073
UBS Emerging Markets Equity Opportunity Fund[8]	1,364,155	10,258,444
Total investment companies (cost $50,446,077)		46,929,577
Short-term investments: 1.7%
Investment companies: 1.7%
State Street Institutional U.S. Government Money Market Fund, 5.316%[9] (cost $2,739,519)	2,739,519	2,739,519
Investment of cash collateral from securities loaned: 5.9%
Money market funds: 5.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.308%[9] (cost $9,408,622)	9,408,622	9,408,622
Total investments 105.6% (cost $164,553,246)		168,433,769
Liabilities in excess of other assets: (5.6%)		(9,003,940)
Net assets: 100.0%		$159,429,829

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Global Allocation Fund

Portfolio of investments

December 31, 2023 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
33	USD	E-mini Energy Select Sector Index Futures	March 2024	$2,813,315	$2,924,790	$111,475
26	USD	E-mini Russell Index Futures	March 2024	2,475,265	2,662,010	186,745
684	EUR	Eurex EURO STOXX Banks Index Futures	March 2024	4,518,870	4,500,407	(18,463)
140	USD	S&P 500 Index Futures	March 2024	32,881,408	33,740,000	858,592
7	CAD	S&P TSX 60 Index Futures	March 2024	1,301,437	1,342,259	40,822
7	JPY	TSE TOPIX Index Futures	March 2024	1,169,472	1,174,610	5,138
Interest rate futures buy contracts:
79	AUD	Australian Bond 10 Year Futures	March 2024	6,135,161	6,280,647	145,486
47	GBP	United Kingdom Long Gilt Bond Futures	March 2024	5,725,500	6,149,613	424,113
Total				$57,020,428	$58,774,336	$1,753,908
Index futures sell contracts:
23	USD	E-mini Consumer Staples Select Sector Futures	March 2024	$(1,660,296)	$(1,684,750)	$(24,454)
12	USD	E-mini Health Care Select Sector Futures	March 2024	(1,635,493)	(1,670,760)	(35,267)
87	EUR	Eurex EURO STOXX 50 Futures	March 2024	(4,401,931)	(4,363,264)	38,667
9	GBP	FTSE 100 Index Futures	March 2024	(871,735)	(889,814)	(18,079)
239	USD	MSCI Emerging Markets Index Futures	March 2024	(11,745,085)	(12,352,715)	(607,630)
45	AUD	S&P ASX Share Price Index 200 Futures	March 2024	(5,702,926)	(5,814,898)	(111,972)
Interest rate futures sell contracts:
26	JPY	Japan Government Bond 10 Year Futures	March 2024	(2,676,316)	(2,701,972)	(25,656)
U.S. Treasury futures sell contracts:
49	USD	U.S. Treasury Note 10 Year Futures	March 2024	(5,327,929)	(5,531,641)	(203,712)
Total				$(34,021,711)	$(35,009,814)	$(988,103)
Net unrealized appreciation (depreciation)						$765,805

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	USD	2,585,275	GBP	2,045,000	01/23/24	$21,668
BOA	KRW	290,000,000	USD	215,533	01/23/24	(9,898)
BOA	TWD	105,400,000	USD	3,292,721	01/23/24	(149,867)
BOA	USD	5,545,060	BRL	28,470,000	01/23/24	308,599
BOA	USD	3,445,907	CZK	76,150,000	01/23/24	(42,992)
CIBC	USD	1,574,275	GBP	1,240,000	01/23/24	6,463
CITI	IDR	5,720,300,000	USD	363,598	01/23/24	(7,853)
CITI	USD	2,449,691	AUD	3,825,000	01/23/24	158,534
CITI	USD	1,399,958	EUR	1,275,000	01/23/24	8,677
CITI	USD	476,940	SGD	650,000	01/23/24	16,035
GS	CNY	52,165,000	USD	7,163,349	01/23/24	(206,499)
GS	JPY	348,100,000	USD	2,378,333	01/23/24	(97,446)
GS	USD	3,181,556	MXN	54,990,000	01/23/24	46,517
GS	USD	245,650	MYR	1,152,000	01/23/24	5,391
GS	USD	1,595,316	NOK	16,650,000	01/23/24	44,291

UBS Global Allocation Fund

Portfolio of investments

December 31, 2023 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
HSBC	AUD	3,825,000	USD	2,511,735	01/23/24	$(96,490)
HSBC	CAD	1,250,000	USD	922,188	01/23/24	(21,458)
HSBC	CZK	76,150,000	USD	3,264,831	01/23/24	(138,084)
HSBC	EUR	4,380,000	USD	4,657,157	01/23/24	(181,919)
HSBC	HKD	7,005,000	USD	897,225	01/23/24	(258)
HSBC	USD	896,714	HKD	7,005,000	01/23/24	769
HSBC	USD	3,529,805	MXN	64,470,000	01/23/24	254,772
HSBC	USD	3,488,942	NOK	38,090,000	01/23/24	261,966
MSCI	BRL	3,440,000	USD	695,315	01/23/24	(11,977)
MSCI	CHF	550,000	USD	618,702	01/23/24	(36,537)
MSCI	EUR	2,790,000	USD	3,048,721	01/23/24	(33,705)
MSCI	GBP	7,995,000	USD	9,763,428	01/23/24	(428,507)
MSCI	MXN	13,990,000	USD	788,006	01/23/24	(33,248)
MSCI	NZD	14,660,000	USD	8,660,893	01/23/24	(607,048)
MSCI	USD	2,830,049	CAD	3,850,000	01/23/24	76,381
MSCI	USD	2,420,094	COP	10,474,166,000	01/23/24	271,807
MSCI	USD	3,199,570	JPY	471,700,000	01/23/24	155,286
MSCI	USD	648,970	TWD	20,800,000	01/23/24	30,402
SSC	CNY	16,745,000	USD	2,354,017	01/23/24	(11,709)
SSC	USD	3,169,873	TWD	98,500,000	01/23/24	47,346
Net unrealized appreciation (depreciation)						$(400,591)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$43,574,605	$—	$—	$43,574,605
Exchange traded funds	18,553,863	—	—	18,553,863
Investment companies	46,929,577	—	—	46,929,577
Asset-backed securities	—	2,514,855	—	2,514,855
Corporate bonds	—	15,420,237	—	15,420,237
Mortgage-backed securities	—	1,310,634	—	1,310,634
Non-U.S. government agency obligations	—	6,573,824	—	6,573,824
U.S. government agency obligations	—	9,843,973	—	9,843,973
U.S. Treasury obligations	—	11,564,060	—	11,564,060
Short-term investments	—	2,739,519	—	2,739,519
Investment of cash collateral from securities loaned	—	9,408,622	—	9,408,622

UBS Global Allocation Fund

Portfolio of investments

December 31, 2023 (unaudited)

Fair valuation summary—(concluded)

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Futures contracts	$1,811,038	$—	$—	$1,811,038
Forward foreign currency contracts	—	1,714,904	—	1,714,904
Total	$110,869,083	$61,090,628	$—	$171,959,711
Liabilities
Futures contracts	$(1,045,233)	$—	$—	$(1,045,233)
Forward foreign currency contracts	—	(2,115,495)	—	(2,115,495)
Total	$(1,045,233)	$(2,115,495)	$—	$(3,160,728)

At December 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $2,387,131, represented 1.5% of the Fund's net assets at period end.

2  Security, or portion thereof, was on loan at the period end.

3  In U.S. dollars unless otherwise indicated.

4  Floating or variable rate securities. The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

5  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

6  Zero coupon bond.

7  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

8  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Fund does not pay advisory fees that are retained by the Advisor in connection with its investment in other investment companies advised by the Advisor, but may pay other expenses associated with such investments (such as sub-advisory fees paid to other parties, if any):

Security description	Value 06/30/23	Purchases during the year ended 12/31/23	Sales during the year ended 12/31/23	Net realized gain (loss) during the year ended 12/31/23	Change in net unrealized appreciation (depreciation) during the year ended 12/31/23	Value 12/31/23	Net income earned from affiliate for the year ended 12/31/23	Shares 12/31/23
UBS Emerging Markets Equity Opportunity Fund	$10,907,589	$318,195	$1,140,000	$(391,356)	$564,016	$10,258,444	$318,195	1,364,155
PACE High Yield Investments	8,669,888	258,244	460,000	(52,335)	394,330	8,810,127	258,245	1,010,336

UBS Global Allocation Fund

Portfolio of investments

December 31, 2023 (unaudited)

Security description	Value 06/30/23	Purchases during the year ended 12/31/23	Sales during the year ended 12/31/23	Net realized gain (loss) during the year ended 12/31/23	Change in net unrealized appreciation (depreciation) during the year ended 12/31/23	Value 12/31/23	Net income earned from affiliate for the year ended 12/31/23	Shares 12/31/23
PACE International Equity Investments	$18,861,873	$591,279	$4,310,000	$95,277	$258,266	$15,496,695	$591,278	904,124
PACE International Emerging Markets Equity Investments	11,349,594	134,953	1,250,000	12,944	100,747	10,348,238	134,952	818,042
UBS All China Equity Fund	2,215,101	64,092	—	—	(263,120)	2,016,073	64,093	468,854
	$52,004,045	$1,366,763	$7,160,000	$(335,470)	$1,054,239	$46,929,577	$1,366,763

9  Rates shown reflect yield at December 31, 2023.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Opportunity Fund

Portfolio performance

For the six months ended December 31, 2023, Class P2 shares of UBS Emerging Markets Equity Opportunity Fund (the "Fund") returned 4.95%, while Class P shares returned 4.66%. The Fund's benchmark, the MSCI Emerging Markets Index (net) (the "Index"), returned 4.71%. (Returns for all share classes over various time periods are shown on page 24; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return and Class P2 shares outperformed the Fund's benchmark during the reporting period, while the Fund's Class P shares lagged.

Portfolio performance summary1

What worked:

•  On a sector level, stock selection in consumer discretionary and energy were key contributors.

•  On a stock level, our overweight in PDD (China, consumer discretionary) and Banorte (Mexico, financials) were among the top contributors to performance over the reporting period. PDD outperformed on better-than-expected results for the past quarters, where the company saw strong revenue growth underpinned by higher market share gain, as well as improvement in profitability via higher take-rates. PDD's overseas expansion efforts continue to gain traction, and the robust momentum behind their shopping app, Temu, remains sustainable, in our view. We believe PDD remains best positioned among the e-commerce platforms in China with potential to grow internationally. Elsewhere, Banorte outperformed alongside the broader market in Mexico, driven by stronger-than-expected gross domestic product (GDP) growth and increasing near-shoring activities. In addition, the company reported solid results over the period

What didn't work:

•  On a sector level, stock selection within financials and consumer staples detracted from performance.

•  On a stock level, overweights in Ping An insurance (China, financials) and China Mengniu Dairy (China, consumer staples) were among the main headwinds for results over the reporting period. Ping An Insurance underperformed as the stock slid over the period, amid weakness in the company's asset management segment, although its new business value growth remained resilient. Ping An's stock price was further dragged by a report that stated the company has been asked by Chinese authorities to take a controlling stake in Country Garden. The company has formally denied the claim and currently does not hold any shares in the embattled property developer, though investor sentiments on life insurers remained weak over the period. We continue to hold Ping An insurance. Elsewhere, Mengniu underperformed as the stock continued to trend lower over concerns about continued consumption weakness and low visibility of recovery in revenue growth. Going forward, we believe that consumption recovery will be more gradual than expected, although its margin expansion thesis remains intact with valuations remaining attractive. We continue to hold Mengniu.

The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from the six months ended December 31, 2023. The views and opinions in the letter were current as of February 6, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS Emerging Markets Equity Opportunity Fund

Average annual total returns for periods ended 12/31/23 (unaudited)

	6 months	1 year	5 years	Inception
Class P1,2	4.66%	8.17%	N/A	0.36%
Class P2[2,3]	4.95	8.93	3.10	(0.91)
MSCI Emerging Markets Index (net)[4]	4.71	9.83	3.68	0.48

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2023 prospectuses were as follows: Class P—1.16% and 1.00%; Class P2—1.15% and 0.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2024, do not exceed 1.00% for Class P shares and 0.40% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P is January 31, 2019.

2  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  Inception date of Class P2 is June 4, 2018.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses. Inception return for the Index is shown as of the inception date of the oldest share class: June 4, 2018.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS Emerging Markets Equity Opportunity Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2023

Top ten holdings

Taiwan Semiconductor Manufacturing Co. Ltd.	9.1%
Samsung Electronics Co. Ltd.	8.4
Tencent Holdings Ltd.	5.6
Reliance Industries Ltd.	4.9
PDD Holdings, Inc.	4.8
Grupo Financiero Banorte SAB de CV	4.5
Kweichow Moutai Co. Ltd.	4.5
HDFC Bank Ltd.	4.3
Bank Central Asia Tbk. PT	3.4
SK Hynix, Inc.	3.1
Total	52.6%

Top five issuer breakdown by country or territory of origin

China	24.8%
India	14.7
South Korea	13.6
Taiwan	13.3
Brazil	10.7
Total	77.1%

Common stocks
Automobiles	2.6%
Banks	20.9
Beverages	4.5
Broadline retail	8.6
Electronic equipment, instruments & components	2.1
Food products	1.9
Hotels, restaurants & leisure	2.0
Household durables	3.1
Insurance	2.9
Interactive media & services	5.6
Metals & mining	2.5
Oil, gas & consumable fuels	8.7
Paper & forest products	2.5
Pharmaceuticals	1.7
Semiconductors & semiconductor equipment	16.3
Technology hardware, storage & peripherals	8.4
Wireless telecommunication services	1.8
Total common stocks	96.1
Preferred stocks
Banks	2.6
Short-term investments	0.8
Total investments	99.5
Other assets in excess of liabilities	0.5
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

December 31, 2023 (unaudited)

	Number of shares	Value
Common stocks: 96.1%
Brazil: 8.1%
Hypera SA	1,001,900	$7,379,727
MercadoLibre, Inc.*	5,399	8,484,744
Petroleo Brasileiro SA, ADR	550,320	8,788,610
Suzano SA	971,501	11,063,289
		35,716,370
China: 24.8%
China Mengniu Dairy Co. Ltd.	3,187,000	8,571,044
Gree Electric Appliances, Inc. of Zhuhai, Class A	1,289,900	5,850,947
Kweichow Moutai Co. Ltd., Class A	80,761	19,654,478
Meituan, Class B*,1	828,170	8,686,319
Midea Group Co. Ltd., Class A	1,037,646	7,992,809
PDD Holdings, Inc., ADR*	144,454	21,135,065
Ping An Insurance Group Co. of China Ltd., Class H	2,804,500	12,696,302
Tencent Holdings Ltd.	653,000	24,552,833
		109,139,797
Hungary: 2.0%
OTP Bank Nyrt	197,378	8,989,483
India: 14.7%
Axis Bank Ltd.	633,850	8,396,363
Bandhan Bank Ltd.[1]	1,479,257	4,291,270
Eicher Motors Ltd.	226,238	11,265,171
HDFC Bank Ltd.	929,735	19,097,199
Reliance Industries Ltd.	696,340	21,631,090
		64,681,093
Indonesia: 5.0%
Bank Central Asia Tbk. PT	24,617,100	15,028,950
Bank Mandiri Persero Tbk. PT	17,653,300	6,936,576
		21,965,526
Mexico: 4.5%
Grupo Financiero Banorte SAB de CV, Class O	1,974,992	19,860,415
Russia: 0.0%†
Sberbank of Russia PJSC*,2,3	3,568,865	0
Yandex NV, Class A*,2,3	257,600	0
		0
	Number of shares	Value
Common stocks—(concluded)
Saudi Arabia: 2.1%
Saudi National Bank	904,740	$9,336,917
South Africa: 6.2%
Anglo American PLC	439,625	11,042,613
MTN Group Ltd.	1,245,660	7,865,176
Naspers Ltd., Class N	49,066	8,390,239
		27,298,028
South Korea: 13.6%
Samsung Electronics Co. Ltd.	607,126	37,005,506
Samsung SDI Co. Ltd.	24,882	9,118,956
SK Hynix, Inc.	122,946	13,507,927
		59,632,389
Taiwan: 13.3%
ASE Technology Holding Co. Ltd.	1,438,000	6,325,410
MediaTek, Inc.	360,000	11,905,964
Taiwan Semiconductor Manufacturing Co. Ltd.	2,076,000	40,112,348
		58,343,722
Thailand: 1.8%
PTT Exploration & Production PCL, NVDR	1,803,600	7,899,749
Total common stocks (cost $483,156,275)		422,863,489
Preferred stocks: 2.6%
Brazil: 2.6%
Banco Bradesco SA (cost $11,221,124)	3,275,959	11,423,888
Short-term investments: 0.8%
Investment companies: 0.8%
State Street Institutional U.S. Government Money Market Fund, 5.316%[4] (cost $3,707,889)	3,707,889	3,707,889
Total investments: 99.5% (cost $498,085,288)		437,995,266
Other assets in excess of liabilities: 0.5%		2,099,938
Net assets: 100.0%		$440,095,204

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

December 31, 2023 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$422,863,489	$—	$0	$422,863,489
Preferred stocks	11,423,888	—	—	11,423,888
Short-term investments	—	3,707,889	—	3,707,889
Total	$434,287,377	$3,707,889	$0	$437,995,266

At December 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $12,977,589, represented 2.9% of the Fund's net assets at period end.

2  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

3  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

4  Rates shown reflect yield at December 31, 2023.

See accompanying notes to financial statements.

UBS Engage For Impact Fund

Portfolio performance

For the six-months ended December 31, 2023 (the "reporting period"), Class P shares of UBS Engage For Impact Fund (the "Fund") returned 7.89%, while the Class P2 shares returned 8.20%. The Fund's benchmark, the MSCI All Country World Index (net) (the "Index"), returned 7.26% over the same time period. (Returns for all share classes over various time periods are shown on page 31; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's performance was driven primarily by stock selection.

Portfolio performance summary1

What worked:

•  Stock selection within the consumer staples and materials sectors contributed to performance during the reporting period.

•  Several individual stock positions were positive for performance, with the largest contributors being:

  – Micron Technology's shares outperformed as the company delivered results at the high end of their previous guidance, showing that the pricing environment for semiconductors is improving. The Chief Executive Officer also noted early signs of strong artificial intelligence (AI)-driven demand.

  – Chugai Pharmaceutical's shares gained over the reporting period due to strong sales of their Hemlibra drug, used to reduce excessive bleeding. The company also announced positive updates on their early-stage pipeline assets in development, including their middle molecule platform which contributed to performance.

  – Suzano contributed to returns following strong quarterly results, with pulp and paper sales both increasing year-over-year. Additionally, Suzano is entering the last phase of the Cerrado Project, a new pulp mill set to increased production capacity to 13.5 million tons per year, on time.

What didn't work:

•  Stock selection in the communication services and consumer discretionary sectors were the largest detractors from performance during the period.

•  Several individual stock positions negatively impacted performance, with the largest detractors being:

  – China Mengniu Dairy's shares declined in line with other Chinese stocks which emerged as an outlier amid the broader rally of global equity markets over the period. We continue to own the stock.

  – JTower's shares fell after the announcement that trading house Sumitomo would be providing shared base stations at the Osaka World Expo of 2025 for the four mobile operators. We remain positive on JTower's outlook as they continue to forge agreements to sell shared towers to Docomo, strengthening their business foundation as an open operator. We continue to own the stock.

  – Alcon's shares declined slightly in the second half of 2023. Recently, however, we have seen a trend reversal with the share price starting to gain after their dry-eye care drug showed promising results. We continue to own the stock.

The Fund did not invest in derivatives during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS Engage For Impact Fund

Portfolio highlights

UBS Engage For Impact Fund is a high conviction portfolio invested in companies that we believe are attractively valued, that integrate sustainability factors into the business model to build a competitive advantage, whose products and services can create a positive impact on society and the environment (e.g., products and services with a primary or intended focus on consequential impact), and which have a clearly identified potential for additional positive impact that the Advisor intends to drive through engagement with the companies. Companies' impact is aligned with one or more of the United Nations Sustainable Development Goals (SDGs) and the portfolio invests across five impact themes aligned with the SDGs, which are Climate, Health, Food, Water and People Empowerment.

As of December 31, 2023, the portfolio's largest exposure was to SDG 3—Good Health and Well-being (18%), SDG 2—Zero Hunger (15%), and SDG 7—Affordability and Clean Energy (13%).

The Fund's top three overweights and their impact case as of December 31, 2023 were:

Danone

Impact Theme: Food

Product Impact: SDG 2 (Zero Hunger)

Danone is the smallest of the three large European food and beverage companies and has a leading position in plant-based products, as well as attractive specialist nutrition businesses. The company currently estimates that 90% of its sales by volume is derived from healthy products, and Danone is among the three top-performing companies according to the Global Access to Nutrition Index. With management renewal, the recently announced organic transformation plan will likely drive improvements at the company through a simplification and delayering of the organization, by giving local management more control, and by breaking down silos between categories.

Engagement efforts focus on encouraging this industry leader to raise the bar in terms of nutrition, product transparency and marketing to influence the industry generally, in support of SDG 2 (Zero Hunger), as part of the Healthy Markets Coalition. We also engage the company on the importance of reducing plastic use in packaging, in support of SDG 12 (Responsible Production and Consumption).

Spectris

Impact Theme: Climate

Product Impact: SDG 12 (Responsible Consumption and Production)

Spectris is a leader in niche markets in precision instruments, test & measurement, control and process technology, enabling efficiencies in production processes, saving energy, water, molecules and food across a variety of manufacturing applications, from semiconductors to biopharma.

The company is working on a three-year diversity and inclusion plan supported by an external consultant. The plan draws from best practices identified in the US, with a primary objective that employees feel safe and supported regardless of their race and gender, and this goal is being assessed by Spectris's first group-wide employee survey. For now, the company has not set objectives in terms of recruitment, promotion and representation of minorities and genders.

Engagement efforts focus on encouraging the company to set diversity targets and improve employee engagement, in support of SDG 5 (Gender Equality) and SDG 10 (Reduced Inequalities). We also encourage the company to assess and disclose the positive impact of its products, in support of SDG 12 (Responsible Consumption and Production).

UBS Engage For Impact Fund

Ingersoll Rand

Impact Theme: Health

Product Impact: SDG 3

Ingersoll Rand (IR) is a diversified industrial machinery company involved in two core businesses, industrial technologies & services (mission-critical flow creation, such as compression, blowers, vacuums, pumps, etc.) and precision & science tech (medical applications). An important growth driver for IR is their push into medical end markets, where they manufacture a broad range of highly specialized gas, liquid and precision syringe pumps and compressors that are specified by medical and lab equipment suppliers and integrated into their equipment for final use (oxygen therapy, blood dialysis, patient monitoring, lab sterilization and wound treatment).

Engagement efforts continue to focus on dialogue related to the company's climate targets, in support of SDG 12 (Responsible Consumption and Production) and SDG 13 (Climate Action).

This letter is intended to assist shareholders in understanding how the Fund performed during the six-months ended December 31, 2023. The views and opinions in the letter were current as of February 6, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Engage For Impact Fund

Average annual total returns for periods ended 12/31/23 (unaudited)

	6 months	1 year	5 years	10 years or Inception
Class P1,2	7.89%	16.46%	8.73%	6.94%
Class P2[2,3]	8.20	17.21	N/A	0.71
MSCI All Country World Index (net)[4]	7.26	22.20	11.72	10.35

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2023 prospectuses were as follows: Class P—1.51% and 0.85%; Class P2—1.53% and 0.25%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2024, do not exceed 0.85% for Class P shares and 0.25% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P is October 24, 2018.

2  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  Inception date of Class P2 is February 23, 2021.

4  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses. Inception return for the Index is shown as of the inception date of the oldest share class: October 24, 2018.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS Engage For Impact Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2023

Top ten holdings

Danone SA	4.4%
Spectris PLC	4.2
Ingersoll Rand, Inc.	4.0
Micron Technology, Inc.	4.0
Bank Mandiri Persero Tbk. PT	3.9
Alcon, Inc.	3.7
Autodesk, Inc.	3.5
Linde PLC	3.0
Broadcom, Inc.	2.9
Suzano SA	2.9
Total	36.5%

Top five issuer breakdown by country or territory of origin

United States	54.0%
Japan	7.7
Switzerland	5.9
France	4.4
United Kingdom	4.2
Total	76.2%

Common stocks
Automobile components	1.8%
Automobiles	1.5
Banks	6.8
Beverages	2.3
Biotechnology	2.7
Chemicals	8.2
Commercial services & supplies	1.2
Consumer finance	2.7
Consumer staples distribution & retail	1.7
Diversified consumer services	1.3
Diversified telecommunication services	1.3
Electric utilities	2.2
Electrical equipment	2.8
Electronic equipment, instruments & components	5.9
Food products	7.1
Ground transportation	1.8
Health care equipment & supplies	5.3
Leisure products	1.4
Life sciences tools & services	1.4
Machinery	4.0
Oil, gas & consumable fuels	2.8
Paper & forest products	2.9
Pharmaceuticals	4.8
Professional services	2.4
Semiconductors & semiconductor equipment	9.8
Software	7.3
Specialized REITs	1.6
Technology hardware, storage & peripherals	1.1
Textiles, apparel & luxury goods	2.2
Wireless telecommunication services	1.2
Total common stocks	99.5
Short-term investments	0.2
Investment of cash collateral from securities loaned	4.5%
Total investments	104.2
Liabilities in excess of other assets	(4.2)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS Engage For Impact Fund

Portfolio of investments

December 31, 2023 (unaudited)

	Number of shares	Value
Common stocks: 99.5%
Brazil: 2.9%
Suzano SA, ADR	136,169	$1,546,880
Canada: 1.8%
Canadian Pacific Kansas City Ltd.[1]	12,329	975,489
China: 1.4%
China Mengniu Dairy Co. Ltd.	273,000	734,200
France: 4.4%
Danone SA	35,607	2,306,614
Germany: 2.8%
Infineon Technologies AG	35,725	1,490,780
Indonesia: 3.9%
Bank Mandiri Persero Tbk. PT	5,303,800	2,084,042
Ireland: 2.9%
AIB Group PLC	355,737	1,523,738
Japan: 7.7%
Chugai Pharmaceutical Co. Ltd.	36,900	1,398,013
JTOWER, Inc.*,1	19,300	684,397
Recruit Holdings Co. Ltd.	29,500	1,247,578
Shimano, Inc.	4,800	743,319
		4,073,307
Mexico: 1.2%
America Movil SAB de CV	707,800	656,073
Netherlands: 1.1%
OCI NV1	20,640	597,892
Portugal: 2.8%
Galp Energia SGPS SA	99,998	1,472,640
Spain: 2.7%
Befesa SA2	6,917	268,788
Iberdrola SA	89,340	1,170,701
		1,439,489
Switzerland: 5.9%
Alcon, Inc.	25,342	1,977,824
Sandoz Group AG*	35,500	1,142,179
		3,120,003
United Kingdom: 4.2%
Spectris PLC	45,896	2,210,766
	Number of shares	Value
Common stocks—(concluded)
United States: 53.8%
AbbVie, Inc.	9,330	$1,445,870
Aptiv PLC*	10,688	958,927
Autodesk, Inc.*	7,616	1,854,344
Bio-Rad Laboratories, Inc., Class A*	2,232	720,691
Broadcom, Inc.	1,392	1,553,820
Bunge Global SA	7,106	717,351
CF Industries Holdings, Inc.	11,810	938,895
Coursera, Inc.*	35,307	683,897
Digital Realty Trust, Inc.	6,349	854,448
Ecolab, Inc.	6,168	1,223,423
Ingersoll Rand, Inc.	27,680	2,140,771
Linde PLC	3,883	1,594,787
LivaNova PLC*	16,038	829,806
Micron Technology, Inc.	24,912	2,125,990
Montrose Environmental Group, Inc.*	11,968	384,532
NIKE, Inc., Class B	10,830	1,175,813
Primo Water Corp.	81,629	1,228,516
Pure Storage, Inc., Class A*	15,767	562,251
Regal Rexnord Corp.	9,880	1,462,438
Rivian Automotive, Inc., Class A*,1	34,080	799,517
Roper Technologies, Inc.	1,936	1,055,449
SLM Corp.	75,932	1,451,820
Sprouts Farmers Market, Inc.*	18,593	894,509
Trimble, Inc.*	17,360	923,552
Zoom Video Communications, Inc., Class A*	13,417	964,816
		28,546,233
Total common stocks (cost $48,763,977)		52,778,146
Short-term investments: 0.2%
Investment companies: 0.2%
State Street Institutional U.S. Government Money Market Fund, 5.316%[3] (cost $130,691)	130,691	130,691
Investment of cash collateral from securities loaned: 4.5%
Money market funds: 4.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.308%[3] (cost $2,409,782)	2,409,782	2,409,782
Total investments: 104.2% (cost $51,304,450)		55,318,619
Liabilities in excess of other assets: (4.2%)		(2,248,588)
Net assets: 100.0%		$53,070,031

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Engage For Impact Fund

Portfolio of investments

December 31, 2023 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$52,778,146	$—	$—	$52,778,146
Short-term investments	—	130,691	—	130,691
Investment of cash collateral from securities loaned	—	2,409,782	—	2,409,782
Total	$52,778,146	$2,540,473	$—	$55,318,619

At December 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $268,788, represented 0.5% of the Fund's net assets at period end.

3  Rates shown reflect yield at December 31, 2023.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Portfolio performance

For the six-months ended December 31, 2023 (the "reporting period"), Class A shares of UBS International Sustainable Equity Fund (the "Fund") returned 3.37% (Class A shares returned -2.32% after the deduction of the maximum sales charge), while Class P shares returned 3.47% and Class P2 shares returned 3.83%. The Fund's benchmark, MSCI World ex-US Index (the "Index"), returned 5.97%. (Class P2 shares have lower expenses than the other share classes offered by the fund. Returns for all share classes over various time periods are shown on page 38; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Please note; the Fund's benchmark changed on October 1, 2023 to the MSCI World ex-US Index.

While sector allocation contributed to returns, stock selection detracted from performance.

Portfolio performance summary1

What worked:

•  Stock selection in consumer discretionary and the portfolio's overall positioning in information technology contributed to performance during the reporting period.

•  Several individual stock positions were positive for performance, with the largest contributors being:

  – James Hardie Industries' shares rallied on the back of investor confidence after the company continued to post positive earnings growth despite a slowdown in the housing market.

  – Suzano contributed to returns following strong quarterly results, with pulp and paper sales both increasing year-over-year. Additionally, Suzano is entering the last phase of the Cerrado Project, a new pulp mill set to increased production capacity to 13.5 million tons per year, on time.

  – OBIC Business Consultants was a beneficiary of artificial intelligence (AI)-related tailwinds, with the company's share price rising in response to stronger demand for cloud services.

What didn't work:

•  Stock selection in financials and industrials detracted the most over the reporting period.

•  The individual stock positions that negatively impacted performance the most were:

  – LG Chem's shares declined due to excess global supply of petrochemicals despite lower demand as a result of weak economic growth. Lack of China stimulus also added pressure on petrochemicals. We continue to own the stock.

  – Ping An Insurance's shares traded lower on news that Chinese authorities asked the firm to take a controlling interest in developer Country Garden. Its shares were also weighed down by regulatory scrutiny over zero premium rates for short-term health insurance. We continue to own the stock.

  – Aon's share price declined following the announcement of their agreement to acquire NFP for $13.6 billion. Results over the reporting period were mixed, with increased operating expenses and reduced deal volume in mergers and acquisition (M&A) services dampening the company's outlook. We continue to own the stock.

The Fund did not invest in derivatives during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS International Sustainable Equity Fund

Portfolio highlights

Our investment philosophy combines our bottom-up fundamental research with sustainability analysis. We look for companies that are attractively valued and integrate sustainability factors into their business models to build a competitive advantage.

The investment process for the International Sustainable Equity strategy is driven by a combination of fundamental, ESG (Environmental, Social and Governance) and thematic factors. Through this process, we aim to identify our best investment ideas across sectors and geographies from a stock-specific standpoint.

Please see below for summaries on the top active weights in the portfolio, as of December 31, 2023:

Sony Group Corp.

Sony Group Corp. engages in the development, design, manufacture, and sale of electronic equipment, instruments, devices, game consoles, and software for consumers, professionals and industrial markets. Its earnings are increasingly dependent on three businesses: 1) Music, 2) Game & Network Services (G&NS), and 3) Imaging Products & Solutions (IP&S), which generated 58% of group operating profits in fiscal year 2022. Sony has top positions in all three businesses as compared to peers, and these will continue to drive Sony's growth and share price going forward, in our view. Sony has committed to aggressive decarbonization goals, further increasing their ambitions in 2023, with the plan of reducing its environmental footprint to zero by 2040 and transition to 100% renewable energy by 2030. The company also expects to deliver a 10% reduction in the amount of total plastic packaging used per product by 2025 compared with 2018, and a 10% reduction in virgin plastic used in its supply chain. Sony's corporate governance is also strong versus peers in the Japanese market with split Chief Executive Officer and Chairman roles and a majority independent board.

Schlumberger

Schlumberger is an offshore drilling company that also provides technology for reservoir characterization, drilling, production and processing to the oil and gas industry—including software and seismic technology, integrated asset performance solutions, and reservoir productivity and performance optimization tools. We believe that Schlumberger's global services accompanied with its scale (company operations in ~120 nations), extends its reach to many assets within the industry. There are few companies better situated than Schlumberger which already leverages expertise in carbon capture and storage (60 projects), geothermal (participating in a remarkable 70% of worldwide projects), and hydrogen and lithium. Schlumberger has long-standing efforts in low carbon solutions and provides the platform to build out new business models driven by less carbon-intensive digital offerings and transition growth.

London Stock Exchange

London Stock Exchange is a market data and exchanges company, trading at a discount versus history. Its stock has been under pressure recently due to integration challenges with Refinitiv, but at current levels, we believe we have exposure to the Refinitiv business at a significant discount, and we think there is significant upside opportunity through combining Refinitiv's data capabilities and London Stock Exchange's assets. The trade and post-trade infrastructure London Stock Exchange provides generates essential trading data which, when synthesized with Refinitiv's data warehouse, creates value-accretive network effects. Overall, we believe London Stock Exchange is a good, highly cash generative business with high return on equity. It is also the first global exchange group to commit to net zero through the Business Ambition for 1.5°C and is a member of the United Nations Climate Change 'Race to Zero.'

UBS International Sustainable Equity Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the six-months ended December 31, 2023. The views and opinions in the letter were current as of February 6, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS International Sustainable Equity Fund

Average annual total returns for periods ended 12/31/23 (unaudited)

	6 months	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	3.37%	15.16%	6.98%	4.57%
Class P2	3.47	15.39	7.24	4.83
Class P2[2,3]	3.83	16.21	N/A	7.28
After deducting maximum sales charge
Class A1	(2.32)%	8.88%	5.77%	3.98%
MSCI ACWI ex-US Index[4,5]	5.61	15.62	7.08	3.83
MSCI World ex-US Index[5]	5.97	17.94	8.45	4.32

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2023 prospectuses were as follows: Class A—1.48% and 1.25%; Class P—1.26% and 1.00%; Class P2—1.21% and 0.25%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) do not exceed 1.25% for Class A shares, 1.00% for Class P shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders. The Advisor has also entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2024, does not exceed 0.25% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  Inception date of Class P2 is October 30, 2020.

4  The MSCI ACWI ex-US Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries*. With 2,311 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. Inception return for the Index is shown as of the inception date of Class A: June 30, 1997.

5  Effective October 1, 2023, the MSCI World-ex US Index replaced the MSCI ACWI ex-US Index as the Fund's benchmark because it more closely aligns with the Fund's investment strategy. The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US.) With 871 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Inception return for the Index is shown as of the inception date of Class A: June 30, 1997.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS International Sustainable Equity Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2023

Top ten holdings

Sony Group Corp.	3.6%
London Stock Exchange Group PLC	2.8
Koninklijke Philips NV	2.6
Schlumberger NV	2.6
Unilever PLC	2.4
Danone SA	2.3
Royal Bank of Canada	2.3
AstraZeneca PLC	2.2
ITOCHU Corp.	2.2
OBIC Business Consultants Co. Ltd.	2.2
Total	25.2%

Top five issuer breakdown by country or territory of origin

Japan	22.8%
United Kingdom	13.8
United States	8.9
Switzerland	7.9
France	7.3
Total	60.7%

Common stocks
Automobile components	3.0%
Automobiles	3.1
Banks	7.4
Biotechnology	1.0
Capital markets	2.8
Chemicals	5.5
Commercial services & supplies	1.3
Construction materials	2.0
Diversified telecommunication services	3.1
Electrical equipment	2.4
Electronic equipment, instruments & components	3.8
Energy equipment & services	2.6
Entertainment	2.7
Food products	5.4
Ground transportation	2.3
Health care equipment & supplies	4.0
Household durables	3.6
Industrial conglomerates	1.2
Insurance	7.4
IT services	2.7
Life sciences tools & services	1.3
Machinery	3.5
Oil, gas & consumable fuels	2.2
Paper & forest products	1.3
Personal care products	2.4
Pharmaceuticals	5.7
Semiconductors & semiconductor equipment	5.7
Software	2.2
Textiles, apparel & luxury goods	2.7
Trading companies & distributors	4.0
Wireless telecommunication services	0.9
Total common stocks	99.2
Short-term investments	0.4
Investment of cash collateral from securities loaned	5.3
Total investments	104.9
Liabilities in excess of other assets	(4.9)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2023 (unaudited)

	Number of shares	Value
Common stocks: 99.2%
Australia: 1.4%
Brambles Ltd.	230,331	$2,134,643
Brazil: 1.3%
Suzano SA	185,508	2,112,534
Canada: 5.4%
Canadian Pacific Kansas City Ltd.[1]	31,764	2,513,217
Gildan Activewear, Inc.[1]	74,388	2,460,045
Royal Bank of Canada[1]	35,571	3,597,233
		8,570,495
China: 1.8%
China Mengniu Dairy Co. Ltd.	443,000	1,191,394
Ping An Insurance Group Co. of China Ltd., Class H	354,500	1,604,863
		2,796,257
Denmark: 1.0%
Genmab AS *	5,117	1,632,996
Finland: 0.9%
Metso OYJ[1]	137,996	1,396,964
France: 7.3%
AXA SA	92,821	3,021,833
Cie Generale des Etablissements Michelin SCA	76,320	2,734,868
Danone SA	56,972	3,690,635
Ubisoft Entertainment SA*	80,547	2,054,938
		11,502,274
Germany: 2.4%
Infineon Technologies AG	50,842	2,121,602
Knorr-Bremse AG	26,627	1,728,419
		3,850,021
Hong Kong: 1.3%
Prudential PLC	176,838	1,999,807
India: 1.4%
Infosys Ltd., ADR	69,678	1,280,681
Mahindra & Mahindra Ltd., GDR[2]	46,398	978,998
		2,259,679
Ireland: 1.8%
AIB Group PLC	676,442	2,897,422
Italy: 3.4%
Infrastrutture Wireless Italiane SpA[3]	134,936	1,705,622
PRADA SpA	310,700	1,776,622
Prysmian SpA	42,839	1,947,017
		5,429,261
Japan: 22.9%
FANUC Corp.	79,100	2,326,438
ITOCHU Corp.[1]	84,800	3,468,380
Keyence Corp.	7,800	3,436,425
Mitsubishi UFJ Financial Group, Inc.	317,500	2,728,023
NEC Corp.	50,200	2,972,837
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Nippon Telegraph & Telephone Corp.	2,601,900	$3,179,485
OBIC Business Consultants Co. Ltd.	75,200	3,440,000
Shin-Etsu Chemical Co. Ltd.	55,600	2,333,228
SoftBank Group Corp.	32,200	1,437,125
Sony Group Corp.	59,500	5,658,830
Toyota Motor Corp.	152,600	2,803,619
West Japan Railway Co.	28,000	1,167,858
Yamaha Motor Co. Ltd.[1]	121,500	1,085,314
		36,037,562
Luxembourg: 1.3%
Eurofins Scientific SE1	30,592	1,991,875
Netherlands: 6.7%
ASML Holding NV	2,416	1,818,192
Koninklijke Philips NV	177,200	4,124,647
OCI NV1	80,491	2,331,635
Universal Music Group NV	79,665	2,269,891
		10,544,365
Norway: 2.7%
Equinor ASA	107,962	3,423,258
Mowi ASA	47,769	855,713
		4,278,971
South Korea: 2.6%
LG Chem Ltd.	5,228	2,025,602
SK Hynix, Inc.	18,349	2,015,982
		4,041,584
Spain: 1.6%
Banco de Sabadell SA	1,995,153	2,451,438
Switzerland: 7.9%
Alcon, Inc.	28,716	2,241,149
Barry Callebaut AG, Registered Shares	1,618	2,729,852
DSM-Firmenich AG	19,000	1,929,705
Novartis AG, Registered Shares	33,112	3,341,318
Sandoz Group AG*	67,408	2,168,789
		12,410,813
Taiwan: 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	28,557	2,969,928
United Kingdom: 13.8%
Ashtead Group PLC	41,784	2,909,060
AstraZeneca PLC	26,158	3,534,284
DCC PLC	25,647	1,888,883
Legal & General Group PLC	840,500	2,690,144
London Stock Exchange Group PLC	37,484	4,431,023
Spectris PLC	53,051	2,555,415
Unilever PLC	79,058	3,827,493
		21,836,302

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2023 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
United States: 8.4%
Aon PLC, Class A	8,033	$2,337,764
Aptiv PLC*	22,550	2,023,186
James Hardie Industries PLC, CDI*	80,906	3,114,485
Schlumberger NV	77,834	4,050,481
Schneider Electric SE	8,867	1,779,395
		13,305,311
Total common stocks (cost $156,486,369)		156,450,502
	Number of shares	Value
Short-term investments: 0.4%
Investment companies: 0.4%
State Street Institutional U.S. Government Money Market Fund, 5.316%[4] (cost $688,077)	688,077	$688,077
Investment of cash collateral from securities loaned: 5.3%
Money market funds: 5.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.308%[4] (cost $8,366,322)	8,366,322	8,366,322
Total investments: 104.9% (cost $165,540,768)		165,504,901

Liabilities in excess of other assets: (4.9%)	(7,744,507)
Net assets: 100.0%	$157,760,394

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$156,450,502	$—	$—	$156,450,502
Short-term investments	—	688,077	—	688,077
Investment of cash collateral from securities loaned	—	8,366,322	—	8,366,322
Total	$156,450,502	$9,054,399	$—	$165,504,901

At December 31, 2023, there were no transfers in or out of Level 3.

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2023 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $1,705,622, represented 1.1% of the Fund's net assets at period end.

4  Rates shown reflect yield at December 31, 2023.

See accompanying notes to financial statements.

UBS US Dividend Ruler Fund

Portfolio performance

For the six-months ended December 31, 2023 (the "reporting period"), Class P shares of UBS US Dividend Ruler Fund (the "Fund") returned 5.81% while Class P2 shares returned 5.96%. For comparison purposes, the S&P 500 Index (the "Index") returned 8.04%. Returns for all share classes over various time periods are shown on page 45; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.

Fund overview

The Fund's investment objective seeks to maximize total return, consisting of both capital appreciation and current income. To achieve its objective the Fund focuses on fundamentally attractive dividend paying stocks.

Portfolio performance summary1

What worked

•  In terms of stock selection, holdings in the health care and energy sectors were most additive to performance relative to the S&P 500 Index.

•  In terms of sector allocation, the portfolio's slight overweight to the information technology sector and underweight to consumer discretionary were very modest contributors to relative performance.

•  A number of individual holdings were beneficial for absolute performance, including:

  – Broadcom's shares rallied given its growing exposure to artificial intelligence (AI) infrastructure. Broadcom provides custom ASICs (application-specific integrated circuits) and is the design partner for Google's TPUs (tensor processing unit). In addition, the company's networking switching portfolio stands to benefit from cloud service providers and hyperscalers upgrading to next-gen speeds to support AI workloads.

  – Microsoft's share gains were buoyed by the excitement surrounding generative AI. While AI enterprise adoption remains in its early days, Microsoft appears to be a clear frontrunner in monetizing its vast amount of data across Office 365 applications, while its Azure cloud is a key differentiator.

  – JPMorgan Chase's stock rallied in the second half of 2023 amid the broader market rotation towards more cyclically-exposed companies. Strong net interest income, benign consumer credit trends, and expectations of a recovery in capital markets activity boosted the stock.

What didn't work

•  Stock selection within the industrials, utilities, consumer discretionary, and consumer staples sectors detracted from relative performance.

•  In terms of sector allocation, the portfolio's underweight to communication services and overweight to utilities were the largest detractors from relative performance.

•  Several individual fund holdings weighed on absolute performance, including:

  – Shares of RTX slid amid manufacturing issues with its geared turbofan engines which resulted in the need to accelerate inspection schedules. The associated cost of grounding the impacted planes, including actual repairs and remediation to airline customers, led management to cut its free cash flow guidance for 2024. We subsequently removed the stock from the portfolio in October 2023.

  – NextEra Energy stock (the largest utility in the S&P 500 by market capitalization) faced various macro and micro headwinds in 2023. The rotation away from defensive stocks and the intra-year surge in interest rates

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS US Dividend Ruler Fund

weighed on both the stock and the broader utilities sector. At a company level, financing concerns with its "yieldco" limited partnership led investors to question the company's ability to hit its earnings growth targets. By year's end, the swift decline in interest rates and greater management transparency helped assuage near-term concerns. With NextEra's distinct competitive advantages in renewables combined with its undemanding valuation, we believe the company remains an attractive long-term portfolio holding. We continue to hold the stock.

  – Two straight quarters of decelerating growth in Oracle's Cloud Infrastructure segment weighed on shares of Oracle. While the company is experiencing near-term scaling issues in bringing datacenter capacity online to meet robust demand, we expect these issues to improve in the coming quarters. Longer-term, we still view Oracle as early-days in their ongoing cloud transition which should translate to faster revenue and earnings growth over time. We continue to hold the stock.

The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-months ended December 31, 2023. The views and opinions in the letter were current as of February 6, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS US Dividend Ruler Fund

Average annual total returns for periods ended 12/31/23 (unaudited)

	6 months	1 year	Inception
Class P1,2	5.81%	13.56%	12.43%
Class P2[2,3]	5.96	N/A	16.91
S&P 500 Index[4]	8.04	26.29	14.43

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2023 prospectuses were as follows: Class P—0.93% and 0.50% and for Class P2 shares as in the October 27, 2023 prospectus were as follows: 1.15% and 0.15%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2024, do not exceed 0.50% for Class P shares and 0.15% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P is July 9, 2020.

2  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  Inception date of Class P2 is March 15, 2023.

4  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses. Inception return for the Index is shown as of the inception date of the oldest share class: July 9, 2020.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS US Dividend Ruler Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2023

Top ten holdings

Microsoft Corp.	11.1%
Broadcom, Inc.	4.7
Accenture PLC	3.9
Oracle Corp.	3.8
Taiwan Semiconductor Manufacturing Co. Ltd.	3.7
UnitedHealth Group, Inc.	3.6
JPMorgan Chase & Co.	3.5
Exxon Mobil Corp.	3.3
AbbVie, Inc.	3.2
Abbott Laboratories	3.1
Total	43.9%

Issuer breakdown by country or territory of origin

United States	95.6%
Taiwan	3.7
United Kingdom	0.5
Total	99.8%

Common stocks
Air freight & logistics	2.5%
Banks	3.5
Beverages	3.4
Biotechnology	3.2
Building products	1.0
Capital markets	5.3
Chemicals	3.0
Commercial services & supplies	1.6
Electric utilities	2.9
Ground transportation	2.8
Health care equipment & supplies	3.1
Health care providers & services	3.6
Hotels, restaurants & leisure	5.5
Household products	2.3
Industrial conglomerates	2.4
Industrial REITs	2.8
Insurance	5.0
IT services	3.9
Oil, gas & consumable fuels	6.4
Pharmaceuticals	2.8
Professional services	2.3
Semiconductors & semiconductor equipment	11.4
Software	14.9
Specialty retail	2.5
Total common stocks	98.1
Short-term investments	1.7
Total investments	99.8
Other assets in excess of liabilities	0.2
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS US Dividend Ruler Fund

Portfolio of investments

December 31, 2023 (unaudited)

	Number of shares	Value
Common stocks: 98.1%
Air freight & logistics: 2.5%
United Parcel Service, Inc., Class B	25,932	$4,077,288
Banks: 3.5%
JPMorgan Chase & Co.	33,608	5,716,721
Beverages: 3.4%
Coca-Cola Co.	81,182	4,784,055
Diageo PLC, ADR	5,521	804,189
		5,588,244
Biotechnology: 3.2%
AbbVie, Inc.	34,379	5,327,714
Building products: 1.0%
Trane Technologies PLC	6,934	1,691,203
Capital markets: 5.3%
BlackRock, Inc.	5,648	4,585,046
Morgan Stanley	45,068	4,202,591
		8,787,637
Chemicals: 3.0%
Linde PLC	12,280	5,043,519
Commercial services & supplies: 1.6%
Republic Services, Inc.	15,913	2,624,213
Electric utilities: 2.9%
American Electric Power Co., Inc.	22,092	1,794,312
NextEra Energy, Inc.	50,642	3,075,995
		4,870,307
Ground transportation: 2.8%
Union Pacific Corp.	18,910	4,644,674
Health care equipment & supplies: 3.1%
Abbott Laboratories	46,956	5,168,447
Health care providers & services: 3.6%
UnitedHealth Group, Inc.	11,276	5,936,476
Hotels, restaurants & leisure: 5.5%
McDonald's Corp.	14,184	4,205,698
Starbucks Corp.	51,063	4,902,558
		9,108,256
Household products: 2.3%
Procter & Gamble Co.	26,098	3,824,401
Industrial conglomerates: 2.4%
Honeywell International, Inc.	18,972	3,978,618
Industrial REITs: 2.8%
Prologis, Inc.	35,299	4,705,357
Insurance: 5.0%
Chubb Ltd.	20,457	4,623,282
Marsh & McLennan Cos., Inc.	19,215	3,640,666
		8,263,948
	Number of shares	Value
Common stocks—(concluded)
IT services: 3.9%
Accenture PLC, Class A	18,638	$6,540,260
Oil, gas & consumable fuels: 6.4%
EOG Resources, Inc.	22,087	2,671,423
Exxon Mobil Corp.	54,419	5,440,811
Phillips 66	18,779	2,500,236
		10,612,470
Pharmaceuticals: 2.8%
Johnson & Johnson	29,190	4,575,241
Professional services: 2.3%
Automatic Data Processing, Inc.	16,070	3,743,828
Semiconductors & semiconductor equipment: 11.4%
Analog Devices, Inc.	25,356	5,034,687
Broadcom, Inc.	6,943	7,750,124
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	58,700	6,104,800
		18,889,611
Software: 14.9%
Microsoft Corp.	49,064	18,450,027
Oracle Corp.	59,712	6,295,436
		24,745,463
Specialty retail: 2.5%
Home Depot, Inc.	11,936	4,136,421
Total common stocks (cost $143,399,187)		162,600,317
Short-term investments: 1.7%
Investment companies: 1.7%
State Street Institutional U.S. Government Money Market Fund, 5.316%[1] (cost $2,770,444)	2,770,444	2,770,444
Total investments: 99.8% (cost $146,169,631)		165,370,761
Other assets in excess of liabilities: 0.2%		369,014
Net assets: 100.0%		$165,739,775

UBS US Dividend Ruler Fund

Portfolio of investments

December 31, 2023 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$162,600,317	$—	$—	$162,600,317
Short-term investments	—	2,770,444	—	2,770,444
Total	$162,600,317	$2,770,444	$—	$165,370,761

At December 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Rates shown reflect yield at December 31, 2023.

See accompanying notes to financial statements.

UBS US Quality Growth At Reasonable Price Fund

Portfolio performance

For the six-months ended December 31, 2023 (the "reporting period"), Class P shares of UBS US Quality Growth at Reasonable Price Fund (the "Fund") returned 12.24%. For comparison purposes, the Russell 1000 Growth Index (the "Index") returned 10.59%. (Returns for Class P shares over various time periods are shown on page 51; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Fund overview

The Fund seeks to provide capital appreciation. To achieve its investment goal, the Fund invests in, or seeks exposure to, stocks with attractive growth, quality, and valuation profiles.

Portfolio performance summary1

What worked

•  Stock selection within the information technology, consumer staples, and consumer discretionary sectors were meaningful contributors to performance relative to the Russell 1000 Growth Index.

•  Within sectors, our energy and industrials allocations were very modest contributors to performance.

•  A number of individual holdings were beneficial for absolute performance, including:

  – Microsoft's share gains were buoyed by the excitement surrounding generative artificial intelligence (AI). While AI enterprise adoption remains in its early days, Microsoft appears to be a clear frontrunner in monetizing its vast amount of data across Office 365 applications, while its Azure cloud is a key differentiator.

  – Critical to the recovery in Amazon.com stock has been the significant operating margin improvement in its e-commerce segment. After significant investments focused on meeting elevated pandemic-driven demand and expanding its logistic network to provide faster delivery times, the company has rightsized its cost base and is growing into its footprint. Its shares have also benefited from a stabilization in the company's Amazon Web Services cloud segment and interest around its AI efforts.

  – Shares of Alphabet benefited from strong digital advertising markets leading to better Search and YouTube revenues. Though the race to commercializing AI at the enterprise level remains in it early days, Alphabet's suite of competitive products and foundational models should help it win a piece of the pie, in our view.

What didn't work

•  Stock selection in the energy and financials sectors were slight detractors from relative performance.

•  In terms of sector allocation, our underweight to communication services and overweight to consumer staples modestly detracted from performance.

•  Several individual holdings weighed on absolute performance, including:

  – Despite strong operational results from Intuitive Surgical, its shares were weighed down by concerns of GLP-1 drug uptake disrupting bariatric procedures and anti-corruption campaigns across China's broader healthcare system—not specific to Intuitive—potentially delaying system purchases and hospital procedures. It's worth noting however, that bariatric procedures account for a small portion of Intuitive's total volumes and that GLP-1s may eventually unlock new opportunities for patient procedures. On China, while activity in the country could see near-term disruption, it shouldn't impact the longer-term growth opportunity for Intuitive given its significant lead in robotic assisted surgery and holistic set of approved procedures. We continue to hold the stock.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS US Quality Growth At Reasonable Price Fund

  – Shares of Apple underperformed amid expectations of weaker iPhone demand, greater smartphone competition, and heightened geopolitical risk. Given Apple's expansive user base and ecosystem, the company's economic moat appears intact, which should help drive consistent high returns on capital. We continue to hold the stock.

  – Estée Lauder's stock lagged given persisting headwinds from weak Asia travel retail and the Chinese consumer. We removed the stock from the portfolio in August 2023.

The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-months ended December 31, 2023. The views and opinions in the letter were current as of February 6, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS US Quality Growth At Reasonable Price Fund

Average annual total returns for periods ended 12/31/23 (unaudited)

	6 months	1 year	Since Inception
Class P1,2	12.24%	35.51%	12.23%
Russell 1000 Growth Index[3]	10.59	42.68	13.41

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2023 prospectuses were as follows: Class P—0.83% and 0.50%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2024, do not exceed 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P is July 9, 2020.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index was developed with a base value of 200 as of August 31, 1992. Inception return for the Index is shown as of the inception date of Class P: July 9, 2020.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS US Quality Growth At Reasonable Price Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2023

Top ten holdings

Microsoft Corp.	13.2%
Amazon.com, Inc.	7.7
Apple, Inc.	6.8
Alphabet, Inc.	6.6
Meta Platforms, Inc.	4.8
Visa, Inc.	3.5
Eli Lilly & Co.	3.5
UnitedHealth Group, Inc.	2.9
Salesforce, Inc.	2.7
Accenture PLC	2.5
Total	54.2%

Issuer breakdown by country or territory of origin

United States	98.8%
Netherlands	1.1
Total	99.9%

Common stocks
Beverages	2.0%
Broadline retail	7.7
Capital markets	3.0
Chemicals	2.0
Consumer staples distribution & retail	2.2
Electrical equipment	0.9
Energy equipment & services	1.2
Financial services	5.7
Ground transportation	1.8
Health care equipment & supplies	4.3
Health care providers & services	2.9
Hotels, restaurants & leisure	1.7
Industrial conglomerates	1.0
Interactive media & services	11.5
IT services	2.5
Life sciences tools & services	2.3
Machinery	1.3
Pharmaceuticals	3.5
Semiconductors & semiconductor equipment	6.7
Software	19.8
Specialized REITs	2.0
Specialty retail	3.7
Technology hardware, storage & peripherals	6.8
Textiles, apparel & luxury goods	1.7
Total common stocks	98.2
Short-term investments	1.7
Total investments	99.9
Other assets in excess of liabilities	0.1
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS US Quality Growth At Reasonable Price Fund

Portfolio of investments

December 31, 2023 (unaudited)

	Number of shares	Value
Common stocks: 98.2%
Beverages: 2.0%
Coca-Cola Co.	77,429	$4,562,891
Broadline retail: 7.7%
Amazon.com, Inc.*	117,092	17,790,958
Capital markets: 3.0%
Ameriprise Financial, Inc.	9,213	3,499,374
S&P Global, Inc.	7,632	3,362,048
		6,861,422
Chemicals: 2.0%
Sherwin-Williams Co.	14,613	4,557,795
Consumer staples distribution & retail: 2.2%
Costco Wholesale Corp.	7,609	5,022,549
Electrical equipment: 0.9%
Rockwell Automation, Inc.	6,938	2,154,110
Energy equipment & services: 1.2%
Schlumberger NV	52,790	2,747,192
Financial services: 5.7%
Mastercard, Inc., Class A	11,973	5,106,604
Visa, Inc., Class A	31,214	8,126,565
		13,233,169
Ground transportation: 1.8%
Union Pacific Corp.	17,240	4,234,489
Health care equipment & supplies: 4.3%
Abbott Laboratories	29,896	3,290,653
Boston Scientific Corp.*	58,734	3,395,413
Intuitive Surgical, Inc.*	9,890	3,336,490
		10,022,556
Health care providers & services: 2.9%
UnitedHealth Group, Inc.	12,920	6,801,992
Hotels, restaurants & leisure: 1.7%
Chipotle Mexican Grill, Inc.*	1,778	4,066,215
Industrial conglomerates: 1.0%
Honeywell International, Inc.	11,624	2,437,669
Interactive media & services: 11.5%
Alphabet, Inc., Class A*	110,706	15,464,521
Meta Platforms, Inc., Class A*	31,609	11,188,322
		26,652,843
IT services: 2.5%
Accenture PLC, Class A	16,824	5,903,710
	Number of shares	Value
Common stocks—(concluded)
Life sciences tools & services: 2.3%
Danaher Corp.	8,731	$2,019,829
Thermo Fisher Scientific, Inc.	6,359	3,375,294
		5,395,123
Machinery: 1.3%
Parker-Hannifin Corp.	6,591	3,036,474
Pharmaceuticals: 3.5%
Eli Lilly & Co.	13,771	8,027,391
Semiconductors & semiconductor equipment: 6.7%
Advanced Micro Devices, Inc.*	34,374	5,067,071
Applied Materials, Inc.	28,139	4,560,488
ASML Holding NV, Registered Shares	3,348	2,534,168
Broadcom, Inc.	3,104	3,464,840
		15,626,567
Software: 19.8%
Intuit, Inc.	9,010	5,631,520
Microsoft Corp.	81,847	30,777,746
Palo Alto Networks, Inc.*	11,719	3,455,699
Salesforce, Inc.*	23,660	6,225,892
		46,090,857
Specialized REITs: 2.0%
American Tower Corp.	21,870	4,721,296
Specialty retail: 3.7%
O'Reilly Automotive, Inc.*	3,581	3,402,236
TJX Cos., Inc.	55,164	5,174,935
		8,577,171
Technology hardware, storage & peripherals: 6.8%
Apple, Inc.	82,237	15,833,090
Textiles, apparel & luxury goods: 1.7%
NIKE, Inc., Class B	36,630	3,976,919
Total common stocks (cost $191,129,535)		228,334,448
Short-term investments: 1.7%
Investment companies: 1.7%
State Street Institutional U.S. Government Money Market Fund, 5.316%[1] (cost $3,927,367)	3,927,367	3,927,367
Total investments: 99.9% (cost $195,056,902)		232,261,815
Other assets in excess of liabilities: 0.1%		343,219
Net assets: 100.0%		$232,605,034

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS US Quality Growth At Reasonable Price Fund

Portfolio of investments

December 31, 2023 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$228,334,448	$—	$—	$228,334,448
Short-term investments	—	3,927,367	—	3,927,367
Total	$228,334,448	$3,927,367	$—	$232,261,815

At December 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Rates shown reflect yield at December 31, 2023.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the six-months ended December 31, 2023, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 3.88% (Class A shares returned -1.80% after the deduction of the maximum sales charge), while Class P shares returned 3.99%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 4.50% over the same time period. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 58; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's performance was driven primarily by stock selection decisions.

Portfolio performance summary1

What worked:

•  Within stock selection, Elastic was the top contributor to performance.

– Elastic provides information technology and data analysis services, including monitoring, security analysis, enterprise search, cloud computing, and open-source application performance monitoring solutions. The company reported strong quarterly results that exceeded expectations, due in part to the increased adoption of their Elasticsearch Relevance Engine (ESRE).

•  Several other stock selection decisions benefited performance.

– Rhythm Pharmaceuticals specializes in the development of molecule therapies targeting metabolic pathways for the treatment of obesity, diabetes, and gastrointestinal functional disorders. The company reported sales of Imcivree that met expectations and reiterated guidance that they expect to complete enrollment in their Phase 3 Hypothalamic Obesity (HO) trial by the end of 2023.

– Weatherford provides oil field services and equipment. Its shares continued to rise as the price of oil rebounded, in addition to follow through after the company reported strong quarterly results and raised guidance for the full year 2023.

– Varonis Systems designs and develops data security software solutions. Its shares rose after the company reported better than expected quarterly results, driven by a faster than expected transition to SaaS (software as a service). The company is also seeing early use cases as a Generative AI (artificial intelligence) enabler for its enterprise customers.

– Boise Cascade is an integrated wood products manufacturer and building materials distributor. The stock benefited from positive sentiment around the continued resilience of the homebuilding industry in the US.

•  Within sector allocation, the Fund's overweight to information technology and consumer discretionary contributed to returns over the reporting period.

What didn't work:

•  Certain stock selection decisions detracted from the Fund's returns during the reporting period.

– Inspire Medical Systems develops implantable neurostimulation systems to treat obstructive sleep apnea. Medical device companies have been broadly weak due to concerns that GLP-1 induced weight loss may pressure demand for medical devices and procedures. We maintained our position in the stock at the close of the period but sold shortly thereafter.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Small Cap Growth Fund

– Treace Medical Concepts operates as an orthopedic medical device company that develops lapiplasty 3D bunion correction systems. Medical device companies were broadly weak as concerns that GLP-1 induced weight loss will pressure demand for the company's products. We sold the stock during the reporting period.

– MasTec is a contractor that specializes in the building, installation, maintenance, and upgrade of utility and communications infrastructure. The stock declined sharply after reporting quarterly results and providing an earnings forecast for the remainder of the year that disappointed investors as their acquisition of Infrastructure and Energy Alternatives, Inc. was not yielding the anticipated results. We maintain our position in the stock.

– R1 RCM operates a revenue cycle management company for healthcare providers. Its shares fell due to investor concerns over potential accounting related issues, as well as the announcement that a major customer was terminating its contract due to performance issues. We maintain our position in the stock.

– Confluent offers data infrastructure designed to connect all the applications, systems, and data layers of a company around a real-time central nervous system. Its shares fell after the company reported third quarter results that were below expectations and announced a change in their go-to-market sales motion. We maintain our position in the stock.

•  Within sector allocation, the Fund's underweight positions in industrials and financials detracted from returns.

The Fund did not invest in derivatives during the reporting period.

Portfolio highlights

Medpace is a leading, full-service clinical research organization (CRO) that provides an integrated and efficient platform covering all major therapeutic areas. The company is benefiting from a large drug development pipeline as well as from the above average level of biotech funding levels. The company's focus on a full-service operating model positions them well with small-to-mid sized companies.

Universal Display is a leader in the research, development and commercialization of organic light emitting diode (OLED) technologies and materials. We remain positive regarding expected OLED industry shipments in the coming years as manufacturing capacity continues to grow and adoption across more form factors (mobile, TV, auto, etc.) continues to broaden.

Ryman Hospitality Properties specializes in group-oriented and destination hotel assets in urban and resort markets. The company should benefit from increased demand for corporate meetings and events after several years of limited activity during the early stages of the Covid-19 pandemic. Additionally, the company has been making investments in their existing properties to increase the number of rooms available for booking, which can help drive growth over time.

CyberArk Software is a leading provider of Privileged Access Management solutions that help secure accounts, credentials, and secrets across devices and data centers. CyberArk is benefiting from increasing complexity across the IT environments, an increase in cybersecurity threats and increasing government regulation and compliance requirements.

AZEK is a manufacturer of sustainable building products for residential and commercial markets. AZEK may continue to benefit from repair and renovation trends and from a switch from traditional wood to composite solutions. Further the company's vertically integrated recycling and manufacturing initiatives could continue to result in additional margin expansion.

UBS U.S. Small Cap Growth Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the six-months ended December 31, 2023. The views and opinions in the letter were current as of February 6, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 12/31/23 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.88%	13.56%	12.14%	8.39%
Class P2	3.99	13.80	12.42	8.67
After deducting maximum sales charge
Class A1	(1.80)%	7.29%	10.89%	7.78%
Russell 2000 Growth Index[3]	4.50	18.66	9.22	7.16

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2023 prospectuses were as follows: Class A—1.54% and 1.24%; Class P—1.30% and 0.99%; Class P2—1.30% and 0.15%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2024, do not exceed 1.24% for Class A shares and 0.99% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS U.S. Small Cap Growth Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2023

Top ten holdings

Ryman Hospitality Properties, Inc.	2.8%
Medpace Holdings, Inc.	2.5
Universal Display Corp.	2.4
Varonis Systems, Inc.	2.0
AZEK Co., Inc.	1.9
Simpson Manufacturing Co., Inc.	1.9
Performance Food Group Co.	1.9
CyberArk Software Ltd.	1.9
Elastic NV	1.8
Pure Storage, Inc.	1.8
Total	20.9%

Issuer breakdown by country or territory of origin

United States	97.2%
Israel	1.7
United Kingdom	0.9
Ireland	0.3
Total	100.1%

Common stocks
Aerospace & defense	2.4%
Air freight & logistics	1.3
Automobile components	1.7
Banks	2.9
Biotechnology	9.8
Building products	3.8
Construction & engineering	2.0
Consumer staples distribution & retail	1.9
Containers & packaging	1.2
Diversified consumer services	1.8
Electrical equipment	2.1
Energy equipment & services	1.5
Financial services	3.5
Ground transportation	1.1
Health care equipment & supplies	3.4
Health care providers & services	3.9
Hotel & resort REITs	2.8
Hotels, restaurants & leisure	6.9
Household durables	1.7
IT services	2.4
Life sciences tools & services	3.3
Machinery	1.0
Metals & mining	1.4
Oil, gas & consumable fuels	2.1
Personal care products	1.7
Pharmaceuticals	1.7
Professional services	1.3
Semiconductors & semiconductor equipment	4.9
Software	17.5
Technology hardware, storage & peripherals	3.3
Textiles, apparel & luxury goods	0.8
Trading companies & distributors	1.5
Total common stocks	98.6
Short-term investments	1.5
Investment of cash collateral from securities loaned	0.7
Total investments	100.8
Liabilities in excess of other assets	(0.8)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2023 (unaudited)

	Number of shares	Value
Common stocks: 98.6%
Aerospace & defense: 2.4%
AeroVironment, Inc.*	12,910	$1,627,177
BWX Technologies, Inc.	17,792	1,365,180
		2,992,357
Air freight & logistics: 1.3%
GXO Logistics, Inc.*	25,887	1,583,249
Automobile components: 1.7%
Visteon Corp.*	17,046	2,129,045
Banks: 2.9%
Columbia Banking System, Inc.	44,467	1,186,379
First Bancorp	33,003	1,221,441
Prosperity Bancshares, Inc.	18,130	1,227,945
		3,635,765
Biotechnology: 9.8%
Arcellx, Inc.*	13,887	770,728
Arrowhead Pharmaceuticals, Inc.*	25,011	765,337
Deciphera Pharmaceuticals, Inc.*	49,909	805,032
Ideaya Biosciences, Inc.*	30,729	1,093,338
Immunocore Holdings PLC, ADR*	15,400	1,052,128
Immunovant, Inc.*	18,646	785,556
Insmed, Inc.*	34,664	1,074,237
Intellia Therapeutics, Inc.*	9,236	281,606
Kymera Therapeutics, Inc.*	20,169	513,503
Protagonist Therapeutics, Inc.*	31,047	711,908
Prothena Corp. PLC*	10,547	383,278
RAPT Therapeutics, Inc.*	38,556	958,116
Relay Therapeutics, Inc.*	37,186	409,418
Rhythm Pharmaceuticals, Inc.*	21,843	1,004,123
Viking Therapeutics, Inc.*	54,800	1,019,828
Xencor, Inc.*	26,822	569,431
		12,197,567
Building products: 3.8%
AZEK Co., Inc.*	61,648	2,358,036
Simpson Manufacturing Co., Inc.	11,812	2,338,540
		4,696,576
Construction & engineering: 2.0%
Ameresco, Inc., Class A*,1	29,099	921,565
MasTec, Inc.*	20,663	1,564,603
		2,486,168
Consumer staples distribution & retail: 1.9%
Performance Food Group Co.*	33,808	2,337,823
Containers & packaging: 1.2%
Graphic Packaging Holding Co.	59,672	1,470,915
Diversified consumer services: 1.8%
Duolingo, Inc.*	9,731	2,207,477
	Number of shares	Value
Common stocks—(continued)
Electrical equipment: 2.1%
Regal Rexnord Corp.	14,765	$2,185,516
Shoals Technologies Group, Inc., Class A*	27,706	430,551
		2,616,067
Energy equipment & services: 1.5%
Weatherford International PLC*	19,001	1,858,868
Financial services: 3.5%
Essent Group Ltd.	18,625	982,282
Flywire Corp.*	58,424	1,352,516
Shift4 Payments, Inc., Class A*	27,148	2,018,182
		4,352,980
Ground transportation: 1.1%
Werner Enterprises, Inc.	31,560	1,337,197
Health care equipment & supplies: 3.4%
AtriCure, Inc.*	30,049	1,072,449
CONMED Corp.	13,799	1,511,128
Inspire Medical Systems, Inc.*	8,134	1,654,700
		4,238,277
Health care providers & services: 3.9%
NeoGenomics, Inc.*	33,440	541,059
R1 RCM, Inc.*	81,817	864,806
RadNet, Inc.*	51,467	1,789,508
Surgery Partners, Inc.*,1	51,887	1,659,865
		4,855,238
Hotel & resort REITs: 2.8%
Ryman Hospitality Properties, Inc.	32,089	3,531,715
Hotels, restaurants & leisure: 6.9%
Bloomin' Brands, Inc.	59,428	1,672,898
Churchill Downs, Inc.	14,037	1,894,013
Dave & Buster's Entertainment, Inc.*	29,640	1,596,114
First Watch Restaurant Group, Inc.*	78,900	1,585,890
Shake Shack, Inc., Class A*	24,908	1,846,181
		8,595,096
Household durables: 1.7%
TopBuild Corp.*	5,563	2,082,008
IT services: 2.4%
DigitalOcean Holdings, Inc.*	25,390	931,559
Wix.com Ltd.*	17,187	2,114,345
		3,045,904
Life sciences tools & services: 3.3%
Medpace Holdings, Inc.*	9,928	3,043,230
Repligen Corp.*	5,956	1,070,889
		4,114,119

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2023 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Machinery: 1.0%
Chart Industries, Inc.*	8,964	$1,222,062
Metals & mining: 1.4%
ATI, Inc.*	38,401	1,746,093
Oil, gas & consumable fuels: 2.1%
Chesapeake Energy Corp.[1]	17,921	1,378,842
Matador Resources Co.	22,278	1,266,727
		2,645,569
Personal care products: 1.7%
BellRing Brands, Inc.*	37,240	2,064,213
Pharmaceuticals: 1.7%
Arvinas, Inc.*	24,673	1,015,541
Intra-Cellular Therapies, Inc.*	14,499	1,038,418
		2,053,959
Professional services: 1.3%
KBR, Inc.	19,874	1,101,218
Sterling Check Corp.*,1	38,741	539,275
		1,640,493
Semiconductors & semiconductor equipment: 4.9%
Impinj, Inc.*	18,889	1,700,577
Lattice Semiconductor Corp.*	20,674	1,426,299
Universal Display Corp.	15,577	2,979,257
		6,106,133
Software: 17.5%
Appfolio, Inc., Class A*	8,838	1,531,095
Braze, Inc., Class A*	37,512	1,993,013
Clearwater Analytics Holdings, Inc., Class A*	81,692	1,636,291
Confluent, Inc., Class A*	70,973	1,660,768
CyberArk Software Ltd.*	10,621	2,326,530
DoubleVerify Holdings, Inc.*	45,121	1,659,550
Elastic NV*	20,345	2,292,881
Gitlab, Inc., Class A*	32,871	2,069,558
	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
Jamf Holding Corp.*	57,714	$1,042,315
PowerSchool Holdings, Inc., Class A*	61,139	1,440,435
Sprout Social, Inc., Class A*	25,306	1,554,801
Varonis Systems, Inc.*	55,334	2,505,524
		21,712,761
Technology hardware, storage & peripherals: 3.3%
Pure Storage, Inc., Class A*	62,648	2,234,028
Super Micro Computer, Inc.*	6,674	1,897,151
		4,131,179
Textiles, apparel & luxury goods: 0.8%
Tapestry, Inc.	25,861	951,943
Trading companies & distributors: 1.5%
Boise Cascade Co.	14,716	1,903,662
Total common stocks (cost $105,216,635)		122,542,478
Short-term investments: 1.5%
Investment companies: 1.5%
State Street Institutional U.S. Government Money Market Fund, 5.316%[2] (cost $1,926,186)	1,926,186	1,926,186
Investment of cash collateral from securities loaned: 0.7%
Money market funds: 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.308%[2] (cost $882,978)	882,978	882,978
Total investments: 100.8% (cost $108,025,799)		125,351,642
Liabilities in excess of other assets: (0.8%)		(1,005,901)
Net assets: 100.0%		$124,345,741

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2023 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$122,542,478	$—	$—	$122,542,478
Short-term investments	—	1,926,186	—	1,926,186
Investment of cash collateral from securities loaned	—	882,978	—	882,978
Total	$122,542,478	$2,809,164	$—	$125,351,642

At December 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at December 31, 2023.

See accompanying notes to financial statements.

UBS Sustainable Development Bank Bond Fund

Portfolio performance

For the six-months ended December 31, 2023 (the "reporting period"), Class P shares of UBS Sustainable Development Bank Bond Fund (the "Fund") returned 3.07% while Class P2 shares returned 3.15%. For comparison purposes, the Bloomberg U.S. Treasury Index (the "Index") returned 2.43%. The Fund's secondary benchmark, the Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index, retuned 3.11% during the reporting period. (Returns for all share classes over various time periods are shown on page 64; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Fund overview

The Fund seeks current income. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and/or instruments that provide exposure to bonds issued by development banks. Development banks are financial organizations formed by government entities to promote economic and social development.

The development bank bond market typically follows high-quality US government bonds. As each of the global Multilateral Development Banks ("MDB") are supranational entities backed by multiple member governments, MDBs historically have a similar credit profile to major sovereign issuers, such as the US government. Consequently, MDB bonds have generally delivered comparable returns to US Treasurys.

Market review

During the reporting period the Federal Reserve continued its monetary tightening cycle, with the Federal Funds Rate lifted to a range of 5.25%—5.50%. Rate hikes have been necessary to counter elevated inflation, which has since started to moderate. No further rate hikes are expected from the Fed, and the market is starting to focus on the timing of the first rate cuts. Against this backdrop, the yield of two-year US Treasurys started to fall by around 65 basis points (bps) (i.e., 0.65%) to 4.25%, whereas the yield of 10-year Treasuries barely moved. This led to a re-steepening of the US yield curve, bringing the difference between the 2-year and the 10-year US Treasury rate to a level of around -37 bps (i.e., -0.37%).

In this environment, US Treasurys underperformed riskier parts of the US fixed income markets. Sustainable development banks (SDB) traded in line with US Treasurys.

Portfolio performance summary

The Fund is passively managed and seeks to minimize tracking error relative to its secondary benchmark (before fees and expenses), which is constructed from a blend of two market indexes designed to measure the performance of the US dollar-denominated multilateral development bank bond market. During the reporting period, the Fund modestly underperformed its secondary benchmark. Transaction costs associated with the management of the Fund's portfolio, as well as fees and expenses, were headwinds for results, and did not totally offset the positive impact from sector positioning. Additionally, US duration positioning was a small detractor from returns.

The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-months ended December 31, 2023. The views and opinions in the letter were current as of February 6, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS Sustainable Development Bank Bond Fund

Average annual total returns for periods ended 12/31/23 (unaudited)

	6 months	1 year	5 years	Since Inception
Class P1,2	3.07%	4.52%	0.83%	1.21%
Class P2[2,3]	3.15	4.68	N/A	(2.59)
Bloomberg US Treasury Index[4,5]	2.43	4.05	0.53	1.27
Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index[5,6]	3.11%	4.63%	0.96%	1.44%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2023 prospectuses were as follows: Class P—0.66% and 0.25%; Class P2—0.65% and 0.15%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2024, do not exceed 0.25% for Class P shares and 0.15% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P is October 24, 2018.

2  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  Inception date of Class P2 is October 30, 2020.

4  The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Investors should note that indices do not reflect the deduction of fees and expenses.

5  Inception returns for the indices are shown as of the inception date of the oldest share class: October 24, 2018.

6  The Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index is a composite index, constructed from a blend of two market indices designed to measure the performance of the US dollar denominated multilateral development bank bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS Sustainable Development Bank Bond Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2023

Top ten holdings

Inter-American Development Bank, 1.125% due 01/13/31	6.0%
Inter-American Development Bank, 2.250% due 06/18/29	5.1
International Bank for Reconstruction & Development, 1.250% due 02/10/31	4.5
International Bank for Reconstruction & Development, 1.625% due 11/03/31	4.1
International Bank for Reconstruction & Development, 1.750% due 10/23/29	3.6
Nordic Investment Bank, 3.375% due 09/08/27	3.3
Inter-American Development Bank, 3.500% due 04/12/33	3.1
Inter-American Development Bank, 3.125% due 09/18/28	3.1
Inter-American Development Bank, 4.500% due 09/13/33	3.0
Inter-American Development Bank, 1.125% due 07/20/28	2.5
Total	38.3%
Sector allocation
Non-U.S. government agency obligations	98.5%
Short-term investments	0.7
Investment of cash collateral from securities loaned	1.0
Total investments	100.2
Liabilities in excess of other assets	(0.2)
Net assets	100.0%
1  The portfolio is actively managed and its composition will vary over time.

UBS Sustainable Development Bank Bond Fund

Portfolio of investments

December 31, 2023 (unaudited)

	Face amount	Value
Non-U.S. government agency obligations: 98.5%
Supranationals: 98.5%
African Development Bank 0.875%, due 07/22/26	$1,700,000	$1,562,966
4.375%, due 11/03/27	600,000	606,073
4.375%, due 03/14/28	1,600,000	1,619,474
Agence Francaise de Developpement EPIC 0.625%, due 01/22/26[1]	2,000,000	1,849,385
Asian Development Bank 1.500%, due 03/04/31	800,000	674,579
1.750%, due 09/19/29	1,000,000	886,995
1.875%, due 01/24/30	700,000	617,845
3.875%, due 09/28/32	500,000	492,538
3.875%, due 06/14/33	500,000	492,476
4.000%, due 01/12/33	800,000	796,302
Asian Infrastructure Investment Bank 0.500%, due 10/30/24	700,000	674,614
0.500%, due 05/28/25	900,000	849,368
0.500%, due 01/27/26	1,400,000	1,293,009
3.750%, due 09/14/27	700,000	690,580
4.000%, due 01/18/28	200,000	198,893
Council of Europe Development Bank 0.875%, due 09/22/26	1,300,000	1,189,253
1.375%, due 02/27/25	1,300,000	1,250,645
2.500%, due 02/27/24	250,000	248,870
European Bank for Reconstruction & Development 0.500%, due 05/19/25	400,000	377,906
0.500%, due 11/25/25	400,000	371,695
0.500%, due 01/28/26	1,700,000	1,571,986
1.500%, due 02/13/25	700,000	675,211
4.375%, due 03/09/28	750,000	760,065
European Investment Bank 1.250%, due 02/14/31	900,000	750,666
1.750%, due 03/15/29	500,000	447,896
3.625%, due 07/15/30	650,000	635,696
3.750%, due 02/14/33	2,150,000	2,107,208
IDB Trust Services Ltd. 0.908%, due 06/25/25[1]	400,000	377,196
1.809%, due 02/26/25[1]	400,000	385,232
2.843%, due 04/25/24[1]	1,600,000	1,585,152
Inter-American Development Bank 1.125%, due 07/20/28	2,400,000	2,112,072
1.125%, due 01/13/31	6,100,000	5,025,355
2.250%, due 06/18/29	4,600,000	4,203,467
3.125%, due 09/18/28	2,650,000	2,548,636
3.500%, due 09/14/29	1,500,000	1,461,871
3.500%, due 04/12/33	2,700,000	2,580,975
4.500%, due 09/13/33	2,450,000	2,526,343
Inter-American Investment Corp. 0.625%, due 02/10/26[1]	1,500,000	1,384,559
1.750%, due 10/02/24[1]	700,000	682,303
4.125%, due 02/15/28	100,000	99,701
International Bank for Reconstruction & Development 0.750%, due 08/26/30	2,500,000	2,021,808
0.875%, due 05/14/30	2,500,000	2,057,030
	Face amount	Value
Non-U.S. government agency obligations—(concluded)
Supranationals—(concluded)
1.125%, due 09/13/28	$300,000	$263,198
1.250%, due 02/10/31	4,550,000	3,775,714
1.625%, due 11/03/31	4,000,000	3,365,231
1.750%, due 10/23/29	3,400,000	3,003,421
2.500%, due 03/29/32	2,000,000	1,787,311
3.500%, due 07/12/28	100,000	97,913
3.625%, due 09/21/29	600,000	588,309
3.875%, due 02/14/30	1,100,000	1,090,968
4.000%, due 07/25/30	1,050,000	1,047,888
4.750%, due 11/14/33	1,300,000	1,372,355
International Development Association 0.750%, due 06/10/27[1]	1,700,000	1,515,840
1.000%, due 12/03/30[1]	2,500,000	2,036,264
International Finance Corp. 0.375%, due 07/16/25	600,000	563,272
0.750%, due 10/08/26	1,200,000	1,094,793
0.750%, due 08/27/30	1,250,000	996,542
2.125%, due 04/07/26	675,000	644,107
4.375%, due 01/15/27	200,000	201,551
4.500%, due 07/13/28	300,000	306,275
Isdb Trust Services No. 2 SARL 4.598%, due 03/14/28[1]	500,000	506,110
Kreditanstalt fuer Wiederaufbau 2.000%, due 05/02/25	100,000	96,621
2.875%, due 04/03/28	600,000	572,869
4.750%, due 10/29/30	700,000	730,767
Nordic Investment Bank 3.375%, due 09/08/27	2,800,000	2,733,649
4.375%, due 03/14/28	900,000	911,655
Total non-U.S. government agency obligations (cost $86,981,795)		82,046,517
	Number of shares
Short-term investments: 0.7%
Investment companies: 0.7%
State Street Institutional U.S. Government Money Market Fund, 5.316%[3] (cost $604,622)	604,622	604,622
Investment of cash collateral from securities loaned: 1.0%
Money market funds: 1.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.308%[3] (cost $786,875)	786,875	786,875
Total investments: 100.2% (cost $88,373,292)		83,438,014
Liabilities in excess of other assets: (0.2%)		(155,442)
Net assets: 100.0%		$83,282,572

UBS Sustainable Development Bank Bond Fund

Portfolio of investments

December 31, 2023 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Non-U.S. government agency obligations	$—	$82,046,517	$—	$82,046,517
Short-term investments	—	604,622	—	604,622
Investment of cash collateral from securities loaned	—	786,875	—	786,875
Total	$—	$83,438,014	$—	$83,438,014

At December 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

2  Security, or portion thereof, was on loan at the period end.

3  Rates shown reflect yield at December 31, 2023.

See accompanying notes to financial statements.

UBS Multi Income Bond Fund

Portfolio performance

For the six-months ended December 31, 2023 (the "reporting period"), Class A shares of UBS Multi Income Bond Fund returned 3.81% (Class A shares returned -0.07 after the deduction of the maximum sales charge), while Class P shares returned 3.95%. For comparison purposes, the Bloomberg U.S. Aggregate Bond Index (the "Index") returned 3.37%. (Class P2 shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 70; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. A number of credit derivatives, including index (CDX) options and Total Return Swaps (TRS), were used to manage the Fund's credit exposure. For active currency management, we utilized foreign exchange (FX) forwards. For managing interest rate exposure, we utilized interest rate futures during the reporting period. Derivatives were just one tool, among others, that we used to implement our overall strategy. Looking at the impact of derivatives in isolation is not very meaningful and could potentially be misleading, as oftentimes they are used as a complement or risk mitigant to other existing positions in the portfolio.

Portfolio performance summary

What Worked:

•  Duration and Yield Curve: Yield curve positioning was the primary contributor over the reporting period. Active duration was also additive, particularly during the first four months of the period as rates rose and the strategy generally carried a lower duration than the index.

•  Overweight Corporate Bonds: An overweight position to corporate bonds, including investment-grade and high-yield, was additive in a period in which attractive levels of carry (incremental yield) and somewhat range-bound spreads contributed to returns.

•  Overweight Emerging Market (EM) Debt: An overweight to EM debt, including hard currency and local currency, contributed to returns.

•  Active FX: Active currency decisions added during the period, particularly the Japanese yen positions later in the reporting period.

What Didn't Work:

•  Issue Selection Corporates: On balance, the corporate allocations contributed overall, but issue selection within corporates was an offset to the positive contribution from an overweight sector allocation.

•  Underweight Mortgage-Backed Securities (MBS): Underweight to MBS detracted from performance.

Market outlook:

December perpetuated the strong positive tone for fixed income markets that began in November 2023, with the yield curve once again offering decided flattening. US Treasury 10-year yields fell another 30 basis points (bps) (i.e., 0.30%) to add to the 60 bps (i.e., 0.60%) decline the month prior. For more context, the 2024 year-end policy rate implied by federal funds futures fell from 4.19% to begin the month to 3.75% by month-end, in effect adding nearly two additional cuts to policy projections next year to add to the two incremental cuts already added in November. The term federal funds rate refers to the target interest rate range set by the Federal Open Market

UBS Multi Income Bond Fund

Committee (FOMC). This target is the rate at which commercial banks borrow and lend their excess reserves to each other overnight. Over the course of the month, bond market participants were encouraged by further evidence of a secular slowdown in US inflation, as well as dovish hints from the Federal Open Market Committee (FOMC), yet were interestingly not unsettled by yet more evidence of resilience in labor, nor the continued strength of the US consumer implied by retail sales and survey figures.

Our inclination is for a positive carry environment to persist at least in early 2024, and within rates, anticipate there being advantages to tactical maneuvering throughout the year as the economic mosaic continues to play out and while rate volatility remains elevated.

Credit markets, for their part, fared positively in December 2023 as well. Spreads continued to contract and sector excess returns were universally positive. Spreads on the Bloomberg US Corporate Index fell five bps (i.e., 0.05%) to 99 (i.e., 0.99%) by month end, while the US high-yield index saw its own option adjusted spread decline some 47 bps (i.e., 0.47%), with the lowest credit rungs incurring the most outsized outperformance. We are more apt to shed versus add credit exposure given now tighter valuations, the potential for challenging early-year supply, and a dour economy's potential to weaken credit fundamentals in future quarters. That said, we selectively maintain exposures in those higher compensation names and market segments where relative value appears to persist.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-months ended December 31, 2023. The views and opinions in the letter were current as of February 6, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS Multi Income Bond Fund

Average annual total returns for periods ended 12/31/23 (unaudited)

	6 months	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	3.81%	6.41%	1.54%	0.91%
Class P2	3.95	6.67	1.79	1.57
Class P2[3]	N/A	N/A	N/A	6.47
After deducting maximum sales charge
Class A4	(0.07)%	2.39%	0.76%	0.39%
Bloomberg US Aggregate Bond Index[5]	3.37	5.53	1.10	1.81

The annualized gross and net expense ratios as in the October 27, 2023 prospectuses were as follows: Class A—2.18% and 0.90%; Class P—2.00% and 0.65%; Class P2—2.00% and 0.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2024, do not exceed 0.90% for Class A shares and 0.65% for Class P shares and 0.20% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class A is September 29, 2016.

2  Class P shares acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end fund ("the Predecessor Fund"), prior to the opening of business on May 23, 2016 (the "Reorganization"). The Predecessor Fund was also managed by the Advisor, and day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund were made by the same portfolio management team until the June 2022 Fund repositioning. The Funds had generally similar investment objectives and strategies until the June 2022 Fund repositioning from a Core Plus to a Multi Income Bond strategy. Therefore the information shown above reflects the historical performance of the Predecessor Fund for periods prior to the Reorganization and may not be representative of performance of the Fund. Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  Inception date for Class P2 is October 11, 2023.

4  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees.

5  The Bloomberg US Aggregate Bond Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses. Inception return for the Index is for the 10 years ended.

A temporary redemption fee of 2% was imposed on sales of Class P shares of the Fund between May 23, and August 22, 2016.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS Multi Income Bond Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2023

Top ten holdings

Mexico Cetes Series BI, 0.000%, due 07/25/24	2.1%
Brazil Notas do Tesouro Nacional, 10.000% due 01/01/33	2.1
Sabine Pass Liquefaction LLC, 5.000% due 03/15/27	1.8
Quanta Services, Inc., 0.950% due 10/01/24	1.7
BX Trust, 6.779% due 10/15/36	1.7
EQT Corp., 3.900% due 10/01/27	1.5
Masco Corp., 1.500% due 02/15/28	1.5
JPMorgan Chase & Co., 3.875% due 09/10/24	1.5
Kinder Morgan, Inc., 4.300% due 03/01/28	1.5
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.200% due 03/15/28	1.5
Total	16.9%

Top five issuer breakdown by country or territory of origin

United States	73.0%
Mexico	4.3
Brazil	3.0
Canada	2.3
United Kingdom	2.2
Total	84.8%
Corporate bonds
Airlines	1.3%
Auto manufacturers	5.0
Banks	13.5
Beverages	0.7
Biotechnology	0.2
Building Materials	1.5
Chemicals	2.1
Coal	1.2
Commercial services	3.4
Computers	1.9
Diversified financial services	7.2
Electric	1.6
Entertainment	0.9
Environmental control	0.6
Food	0.1
Healthcare-products	1.2
Healthcare-services	0.9
Home builders	1.1
Housewares	0.9
Insurance	1.2
Internet	1.1
Leisure time	1.3
Lodging	0.8
Media	3.7
Mining	1.3
Miscellaneous manufacturers	1.7
Oil & gas	6.6
Packaging & containers	0.8
Pharmaceuticals	0.6
Pipelines	5.3
Real estate	0.5
Real estate investment trusts	0.9
Semiconductors	1.4
Software	1.4
Telecommunications	3.3
Transportation	0.2
Total corporate bonds	77.4
Asset-backed securities	3.6
Mortgage-backed securities	5.0
Municipal bonds	1.3
Non-U.S. government agency obligations	8.7
Short-term investments	1.3
Options purchased	0.0 †
Investment of cash collateral from securities loaned	8.6
Total investments	105.9
Liabilities in excess of other assets	(5.9)
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

1  The portfolio is actively managed and its composition will vary over time.

UBS Multi Income Bond Fund
Portfolio of investments

December 31, 2023 (unaudited)

	Face amount[1]	Value
Asset-backed securities: 3.6%
United States: 3.6%
AmeriCredit Automobile Receivables Trust, Series 2020-2, Class C, 1.480%, due 02/18/26	213,892	$210,158
Drive Auto Receivables Trust, Series 2020-2, Class D, 3.050%, due 05/15/28	194,600	192,298
Exeter Automobile Receivables Trust, Series 2022-2A, Class B, 3.650%, due 10/15/26	101,331	100,820
GLS Auto Receivables Issuer Trust, Series 2021-4A, Class B, 1.530%, due 04/15/26[2]	158,233	156,765
Santander Drive Auto Receivables Trust, Series 2020-4, Class D, 1.480%, due 01/15/27	162,601	159,021
Total asset-backed securities (cost $809,985)		819,062
Corporate bonds: 77.4%
Australia: 0.4%
Glencore Funding LLC 4.000%, due 04/16/25[2]	100,000	98,277
Belgium: 0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900%, due 02/01/46	165,000	161,740
Brazil: 0.9%
Petrobras Global Finance BV 7.375%, due 01/17/27[3]	200,000	210,063
Canada: 2.2%
NOVA Chemicals Corp. 5.250%, due 06/01/27[2]	250,000	234,377
Teck Resources Ltd. 3.900%, due 07/15/30[3]	300,000	278,393
		512,770
Chile: 0.9%
Corp. Nacional del Cobre de Chile 5.125%, due 02/02/33[4]	200,000	193,060
China: 1.9%
Agile Group Holdings Ltd. 5.750%, due 01/02/25[4]	200,000	35,000
BOC Aviation Ltd. 3.250%, due 04/29/25[4]	250,000	243,207
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, due 06/18/26	65,000	63,378
RKPF Overseas 2019 A Ltd. 6.000%, due 09/04/25[4]	200,000	90,000
		431,585
	Face amount[1]	Value
Corporate bonds—(continued)
Colombia: 1.4%
Ecopetrol SA 4.125%, due 01/16/25	250,000	$243,281
5.375%, due 06/26/26	70,000	68,491
		311,772
Germany: 1.9%
Volkswagen Group of America Finance LLC 3.950%, due 06/06/25[2]	250,000	244,829
4.625%, due 11/13/25[2]	200,000	197,640
		442,469
Ireland: 1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.450%, due 04/03/26	300,000	294,574
Avolon Holdings Funding Ltd. 2.875%, due 02/15/25[2]	50,000	48,227
		342,801
Mexico: 0.6%
Petroleos Mexicanos 6.700%, due 02/16/32	150,000	124,125
Qatar: 1.0%
QNB Finance Ltd. 2.750%, due 02/12/27[4]	250,000	234,062
United Kingdom: 2.2%
Barclays PLC 4.836%, due 05/09/28	200,000	195,288
HSBC Holdings PLC 6.500%, due 09/15/37	100,000	108,239
Lloyds Banking Group PLC 4.582%, due 12/10/25	200,000	195,729
		499,256
United States: 61.8%
AbbVie, Inc. 4.500%, due 05/14/35	100,000	97,803
AEP Texas, Inc. Series E, 6.650%, due 02/15/33	50,000	54,242
Series G, 4.150%, due 05/01/49	50,000	40,294
Air Lease Corp. 2.875%, due 01/15/26	50,000	47,633
Apple, Inc. 4.650%, due 02/23/46	100,000	98,642
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.250%, due 04/30/25[2]	200,000	194,504
AT&T, Inc. 3.800%, due 12/01/57	58,000	43,114
4.300%, due 02/15/30	300,000	293,762
Avantor Funding, Inc. 4.625%, due 07/15/28[2]	275,000	265,782

UBS Multi Income Bond Fund
Portfolio of investments

December 31, 2023 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
United States—(continued)
Bank of America Corp. 4.200%, due 08/26/24	100,000	$99,062
6.110%, due 01/29/37	125,000	133,274
Series DD, (fixed, converts to FRN on 03/10/26), 6.300%, due 03/10/26[3,5,6]	110,000	110,275
Series Z, (fixed, converts to FRN on 10/23/24), 6.500%, due 10/23/24[3,5,6]	100,000	99,515
Boyd Gaming Corp. 4.750%, due 12/01/27[3]	200,000	192,420
Bristol-Myers Squibb Co. 4.125%, due 06/15/39	50,000	45,053
Broadcom, Inc. 3.137%, due 11/15/35[2]	300,000	246,295
Capital One Financial Corp. 3.750%, due 07/28/26	300,000	287,297
CCO Holdings LLC/CCO Holdings Capital Corp. 5.500%, due 05/01/26[2]	75,000	74,501
Charter Communications Operating LLC/Charter Communications Operating Capital 4.200%, due 03/15/28	350,000	336,185
Citigroup, Inc. 5.500%, due 09/13/25	300,000	301,366
6.675%, due 09/13/43	50,000	56,096
Series P, (fixed, converts to FRN on 05/15/25), 5.950%, due 05/15/25[5,6]	100,000	97,881
Series T, (fixed, converts to FRN on 08/15/26), 6.250%, due 08/15/26[5,6]	100,000	98,700
Comcast Corp. 2.887%, due 11/01/51	64,000	43,293
2.937%, due 11/01/56	67,000	44,067
3.969%, due 11/01/47	38,000	31,888
ConocoPhillips Co. 3.758%, due 03/15/42	250,000	211,519
Continental Resources, Inc. 4.375%, due 01/15/28	250,000	242,056
Covanta Holding Corp. 4.875%, due 12/01/29[2]	150,000	131,054
DCP Midstream Operating LP 5.375%, due 07/15/25	250,000	250,141
Dell International LLC/EMC Corp. 5.850%, due 07/15/25	250,000	252,447
Delta Air Lines, Inc. 7.000%, due 05/01/25[2]	300,000	305,224
Duke Energy Ohio, Inc. 4.300%, due 02/01/49	50,000	42,554
Edison International Series A, (fixed, converts to FRN on 03/15/26), 5.375%, due 03/15/26[5,6]	95,000	89,851
	Face amount[1]	Value
Corporate bonds—(continued)
United States—(continued)
Enact Holdings, Inc. 6.500%, due 08/15/25[2]	250,000	$249,225
Energy Transfer LP 5.400%, due 10/01/47	50,000	46,589
5.500%, due 06/01/27	50,000	50,609
EQT Corp. 3.900%, due 10/01/27	370,000	353,959
Exelon Corp. 4.450%, due 04/15/46	50,000	43,558
Expedia Group, Inc. 3.800%, due 02/15/28	250,000	241,011
FedEx Corp. 4.550%, due 04/01/46	50,000	44,763
Fifth Third Bank NA 3.950%, due 07/28/25	200,000	195,644
Ford Motor Credit Co. LLC 4.542%, due 08/01/26	300,000	290,493
Fox Corp. 5.576%, due 01/25/49	25,000	24,110
GE Capital International Funding Co. Unlimited Co. 3.373%, due 11/15/25	200,000	194,112
General Motors Co. 6.125%, due 10/01/25	100,000	101,344
6.600%, due 04/01/36	300,000	321,077
Gilead Sciences, Inc. 4.750%, due 03/01/46	50,000	47,644
GLP Capital LP/GLP Financing II, Inc. 5.250%, due 06/01/25	200,000	199,298
Goldman Sachs Group, Inc. 3.750%, due 02/25/26	100,000	97,707
5.150%, due 05/22/45	30,000	29,001
Series Q, (fixed, converts to FRN on 08/10/24), 5.500%, due 08/10/24[5,6]	100,000	98,602
Harley-Davidson Financial Services, Inc. 3.350%, due 06/08/25[2]	300,000	289,406
HCA, Inc. 5.250%, due 06/15/26	200,000	200,975
Hillenbrand, Inc. 5.750%, due 06/15/25	200,000	199,750
International Game Technology PLC 6.500%, due 02/15/25[2]	214,000	214,222
JPMorgan Chase & Co. 3.875%, due 09/10/24	350,000	346,100
(fixed, converts to FRN on 01/23/28), 3.509%, due 01/23/29[5]	150,000	142,136
Series S, (fixed, converts to FRN on 02/01/24), 6.750%, due 02/01/24[5,6]	100,000	99,797
KeyCorp 4.150%, due 10/29/25	75,000	73,127
Kinder Morgan, Inc. 4.300%, due 03/01/28	350,000	345,092
5.550%, due 06/01/45	40,000	38,474

UBS Multi Income Bond Fund
Portfolio of investments

December 31, 2023 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
United States—(continued)
Kroger Co. 6.900%, due 04/15/38	25,000	$28,234
Level 3 Financing, Inc. 10.500%, due 05/15/30[2]	184,000	178,422
Liberty Mutual Group, Inc. 4.569%, due 02/01/29[2]	155,000	151,477
LYB International Finance BV 4.875%, due 03/15/44	50,000	46,050
Marathon Petroleum Corp. 4.750%, due 09/15/44	70,000	62,415
Masco Corp. 1.500%, due 02/15/28	400,000	349,973
MetLife, Inc. 6.400%, due 12/15/36	110,000	113,440
Morgan Stanley 4.300%, due 01/27/45	50,000	45,086
4.350%, due 09/08/26	140,000	137,391
Series M, 5.875%, due 09/15/26[5,6]	105,000	100,322
MPLX LP 4.875%, due 06/01/25	70,000	69,540
Newell Brands, Inc. 4.875%, due 06/01/25	200,000	196,696
Olin Corp. 5.125%, due 09/15/27	200,000	193,907
OneMain Finance Corp. 6.875%, due 03/15/25	200,000	202,456
Oracle Corp. 2.800%, due 04/01/27	300,000	282,972
4.000%, due 11/15/47	50,000	39,604
Quanta Services, Inc. 0.950%, due 10/01/24[3]	400,000	385,455
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. 2.875%, due 10/15/26[2,3]	300,000	276,750
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	400,000	401,726
Seagate HDD Cayman 5.750%, due 12/01/34	80,000	76,788
Sempra (fixed, converts to FRN on 10/15/25), 4.875%, due 10/15/25[5,6]	95,000	92,935
Sirius XM Radio, Inc. 3.125%, due 09/01/26[2,3]	250,000	234,918
Sprint LLC 7.125%, due 06/15/24	250,000	251,084
Toll Brothers Finance Corp. 4.875%, due 03/15/27	250,000	248,548
United Rentals North America, Inc. 5.500%, due 05/15/27[3]	300,000	300,662
Walt Disney Co. 4.950%, due 10/15/45	50,000	49,082
	Face amount[1]	Value
Corporate bonds—(concluded)
United States—(concluded)
Yale University Series 2020, 1.482%, due 04/15/30	100,000	$83,580
		14,135,128
Total corporate bonds (cost $18,391,054)		17,697,108
Mortgage-backed securities: 5.0%
United States: 5.0%
Arbor Multifamily Mortgage Securities Trust, Series 2021-MF3, Class B, 2.511%, due 10/15/54[2]	150,000	113,902
BBCMS Trust, Series 2015-SRCH, Class B, 4.498%, due 08/10/35[2]	135,000	117,809
BX Mortgage Trust, Series 2021-PAC, Class D, 1 mo. USD Term SOFR + 1.413%, 6.775%, due 10/15/36[2,5]	175,000	167,357
BX Trust, Series 2021-LGCY, Class D, 1 mo. USD Term SOFR + 1.416%, 6.779%, due 10/15/36[2,5]	400,000	382,974
Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD Term SOFR + 2.364%, 7.727%, due 07/15/38[2,5]	326,704	320,959
FREMF Mortgage Trust, Series 2017-K64, Class B, 3.997%, due 05/25/50[2,5]	50,000	47,897
Starwood Retail Property Trust, Series 2014-STAR, Class C, U.S. (Fed) Prime Rate, 8.500%, due 11/15/27[2,5]	125,000	313
Total mortgage-backed securities (cost $1,368,178)		1,151,211
Municipal bonds: 1.3%
New York: 0.3%
New York State Urban Development Corp., Personal Income Tax, Refunding, Revenue Bonds, Series D-1, 3.150%, due 03/15/27	70,000	66,918
Texas: 0.7%
City of Houston TX, Refunding, GO Bonds, Series A, 6.290%, due 03/01/32	50,000	53,163
City of San Antonio TX Electric & Gas Systems, Revenue Bonds, Series A, 5.808%, due 02/01/41	105,000	112,712

UBS Multi Income Bond Fund
Portfolio of investments

December 31, 2023 (unaudited)

	Face amount[1]		Value
Municipal bonds—(concluded)
Washington: 0.3%
State of Washington, GO Bonds, Series F, 5.140%, due 08/01/40		70,000	$72,034
Total municipal bonds (cost $319,648)			304,827
Non-U.S. government agency obligations: 8.7%
Brazil: 2.1%
Brazil Notas do Tesouro Nacional Series NTNF, 10.000%, due 01/01/33	BRL	2,370,000	478,444
Indonesia: 0.5%
Indonesia Government International Bonds 6.625%, due 02/17/37[2]		100,000	116,937
Mexico: 3.8%
Mexico Bonos Series M, 7.500%, due 05/26/33	MXN	4,515,000	241,592
Mexico Cetes Series BI, 0.000%, due 07/25/24[7]	MXN	8,800,000	486,925
Mexico Government International Bonds 4.750%, due 03/08/44		150,000	128,578
			857,095
Panama: 0.1%
Panama Government International Bonds 3.870%, due 07/23/60		50,000	29,859
Peru: 0.9%
Peru Government International Bonds 7.350%, due 07/21/25		200,000	206,250
Poland: 0.5%
Republic of Poland Government International Bonds 5.750%, due 11/16/32		100,000	107,917
Turkey: 0.8%
Turkiye Government Bonds 20.900%, due 04/17/24	TRY	2,900,000	93,794
Turkiye Government International Bonds 6.875%, due 03/17/36		100,000	95,500
			189,294
Total non-U.S. government agency obligations (cost $1,993,820)			1,985,796
		Number of shares	Value
Short-term investments: 1.3%
Investment companies: 1.3%
State Street Institutional U.S. Government Money Market Fund, 5.316%[8] (cost $293,188)		293,188	$293,188
	Number of contracts	Notional amount
Options purchased: 0.0%†
Put options: 0.0%†
Call JPY Put USD, strike @ 141.00, expires 01/16/24 (Counterparty:GSI)	600,000	84,600,000	5,604
Total options purchased (cost $7,689)			5,604
		Number of shares
Investment of cash collateral from securities loaned: 8.6%
Money market funds: 8.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.308%[8] (cost $1,961,465)		1,961,465	1,961,465
Total investments: 105.9% (cost $25,145,027)			24,218,261
Liabilities in excess of other assets: (5.9%)			(1,342,612)
Net assets: 100.0%			$22,875,649

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Multi Income Bond Fund
Portfolio of investments

December 31, 2023 (unaudited)

Options written

Notional amount		Number of contracts	Put options	Counterparty	Expiration date	Premiums received	Current Value	Unrealized appreciation (depreciation)
USD	82,200,000	600,000	OTC USD JPY, strike @137.00	GSI	01/16/24	$2,829	$(934)	$1,895

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures buy contracts:
6	USD	U.S. Long Bond Futures	March 2024	$695,259	$749,625	$54,366
24	USD	U.S. Treasury Note 10 Year Futures	March 2024	2,619,740	2,709,375	89,635
18	USD	U.S. Treasury Note 5 Year Futures	March 2024	1,912,808	1,957,922	45,114
18	USD	Ultra U.S. Treasury Note 10 Year Futures	March 2024	2,036,424	2,124,281	87,857
Total				$7,264,231	$7,541,203	$276,972
Interest rate futures sell contracts:
11	EUR	Euro Bund Futures	March 2024	$(1,628,425)	$(1,666,324)	$(37,899)
1	JPY	Japan Government Bond 10 Year Futures	March 2024	(1,029,785)	(1,040,497)	(10,712)
U.S. Treasury futures sell contracts:
3	USD	U.S. Treasury Note 2 Year Futures	March 2024	(611,901)	(617,742)	(5,841)
Total				$(3,270,111)	$(3,324,563)	$(54,452)
Net unrealized appreciation (depreciation)						$222,520

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the portfolio[9]	Payments received by the portfolio[9]	Value	Unrealized appreciation (depreciation)
NZD	1,000	06/15/33	Quarterly	3 mo. NZD Bank Bill	4.456%	$15,667	$15,667
NZD	1,000	06/16/33	Quarterly	3 mo. NZD Bank Bill	4.490	17,397	17,397
NZD	400	07/18/33	Quarterly	3 mo. NZD Bank Bill	4.520	9,786	9,786
	Total					$42,850	$42,850

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BOA	USD	200,905	BRL	990,000	01/16/24	$2,701
CITI	EUR	45,000	USD	48,631	01/16/24	(1,072)
CITI	JPY	49,134,041	USD	345,000	01/16/24	(4,071)
CITI	USD	347,372	JPY	49,600,000	01/16/24	5,010

UBS Multi Income Bond Fund
Portfolio of investments

December 31, 2023 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
GSI	EUR	55,000	USD	60,156	01/16/24	$(592)
MSCI	USD	888,619	JPY	128,600,000	01/16/24	25,016
MSCI	USD	71,408	MXN	1,250,000	01/16/24	2,053
MSCI	USD	86,083	NZD	140,000	01/16/24	2,421
Net unrealized appreciation (depreciation)						$31,466

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Asset-backed securities	$—	$819,062	$—	$819,062
Corporate bonds	—	17,697,108	—	17,697,108
Mortgage-backed securities	—	1,151,211	—	1,151,211
Municipal bonds	—	304,827	—	304,827
Non-U.S. government agency obligations	—	1,985,796	—	1,985,796
Short-term investments	—	293,188	—	293,188
Options purchased	—	5,604	—	5,604
Investment of cash collateral from securities loaned	—	1,961,465	—	1,961,465
Futures contracts	276,972	—	—	276,972
Swap agreements	—	42,850	—	42,850
Forward foreign currency contracts	—	37,201	—	37,201
Total	$276,972	$24,298,312	$—	$24,575,284
Liabilities
Options written	$—	$(934)	$—	$(934)
Futures contracts	(54,452)	—	—	(54,452)
Forward foreign currency contracts	—	(5,735)	—	(5,735)
Total	$(54,452)	$(6,669)	$—	$(61,121)

At December 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  In U.S. dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $5,060,043 represented 22.1% of the Fund's net assets at period end.

UBS Multi Income Bond Fund
Portfolio of investments

December 31, 2023 (unaudited)

3  Security, or portion thereof, was on loan at the period end.

4  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

5  Floating or variable rate securities. The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

6  Perpetual investment. Date shown reflects the next call date.

7  Zero coupon bond.

8  Rates shown reflect yield at December 31, 2023.

9  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

The UBS Funds

Glossary of terms used in the Portfolio of investments
December 31, 2023 (unaudited)

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

AID  Anticipation Certificates of Indebtedness

AMBAC  American Municipal Bond Assurance Corporation

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage

BAM  Build Americal Mutual

BBSW  Bank Bill Swap Rate

BOBL  Bundesobligationen

CDO  Collateralized Debt Obligation

CJSC  Closed Joint Stock Company

CLO  Collateralized Loan Obligation

CMT  Constant Maturity Treasury Index

COFI  Cost of Funds Index

COP  Certificate of Participation

CPI  Consumer Price Index

DAC  Designated Activity Company

DIP  Debtor-in-possession

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

GO  General Obligation

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IO  Interest Only

JSC  Joint Stock Company

LIBOR  London Interbank Offered Rate

MGIC  Mortgage Guaranty Insurance Corporation

MTA  Monthly Treasury Average Index

NVDR  Non-Voting Depository Receipt

OAT  Obligation Assimilables du Trésor (French Government Bonds)

OBFR  Overnight Bank Funding Rate

OTC  Over The Counter

PJSC  Private Joint Stock Company

PO  Principal Only

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

RBA IOCR  RBA Interbank Overnight Cash Rate

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

RPI  Retail Price Index

SBA  Small Business Administration

SIFMA  Municipal Swap Index Yield

SOFR  Secured Overnight Financing Rate

SONIA  Sterling Overnight Index Average

SPDR  Standard and Poor's Depository Receipts

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  To-Be-Announced Security

TIPS  Treasury inflation protected securities

UMBS  Uniform Mortgage-Backed Securities

VRD  Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of period end and reset periodically.

Currency type abbreviations:

ARS  Argentine Peso

AUD  Australian Dollar

BRL   Brazilian Real

CAD  Canadian Dollar

CHF   Swiss Franc

CLP  Chilean Peso

CNH  Chinese Yuan Renminbi Offshore

CNY   Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  British Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Sol

PHP  Philippine Peso

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TRY  Turkish Lira

TWD   Taiwan Dollar

USD   United States Dollar

ZAR   South African Rand

Counterparty acronyms:

ANZ  Australia and New Zealand Banking Group

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CIBC  Canadian Imperial Bank of Commerce

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

NAT  National Westminster

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SCB  Standard Chartered Bank

SG  Societe Generale

SSC  State Street Bank and Trust Co.

TD  Toronto-Dominion Bank

WBC  Westpac Banking Corp.

See accompanying notes to financial statements.

The UBS Funds

December 31, 2023 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 to December 31, 2023 (unless otherwise noted).

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The UBS Funds

December 31, 2023 (unaudited)

		Beginning account value July 1, 2023	Ending account value December 31, 2023	Expenses paid during period 07/01/23 to 12/31/23[1]	Expense ratio during the period
UBS All China Equity Fund
Class P	Actual	$1,000.00	$905.40	$5.56	1.16%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.30	5.89	1.16
Class P2	Actual	1,000.00	910.10	1.73	0.36
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.33	1.83	0.36
UBS Global Allocation Fund
Class A	Actual	1,000.00	1,046.80	6.17	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	6.09	1.20
Class P	Actual	1,000.00	1,047.80	4.89	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.36	4.82	0.95
UBS Emerging Markets Equity Opportunity Fund
Class P	Actual	1,000.00	1,046.60	5.20	1.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.06	5.13	1.01
Class P2	Actual	1,000.00	1,049.50	1.24	0.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.93	1.22	0.24
UBS Engage For Impact Fund
Class P	Actual	1,000.00	1,078.90	4.44	0.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.86	4.32	0.85
Class P2	Actual	1,000.00	1,082.00	1.31	0.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.88	1.27	0.25
UBS International Sustainable Equity Fund
Class A	Actual	1,000.00	1,033.70	6.39	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.85	6.34	1.25
Class P	Actual	1,000.00	1,034.70	5.11	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.11	5.08	1.00
Class P2	Actual	1,000.00	1,038.30	1.28	0.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.88	1.27	0.25
UBS US Dividend Ruler Fund
Class P	Actual	1,000.00	1,058.10	2.59	0.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.62	2.54	0.50
Class P2	Actual	1,000.00	1,059.60	0.78	0.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.38	0.76	0.15

1  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

The UBS Funds

December 31, 2023 (unaudited)

		Beginning account value July 1, 2023	Ending account value December 31, 2023	Expenses paid during period 07/01/23 to 12/31/23[1]	Expense ratio during the period
UBS US Quality Growth At Reasonable Price Fund
Class P	Actual	$1,000.00	$1,122.40	$2.67	0.50%
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.62	2.54	0.50
UBS U.S. Small Cap Growth Fund
Class A	Actual	1,000.00	1,038.80	6.35	1.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.29	1.24
Class P	Actual	1,000.00	1,039.90	5.08	0.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.03	0.99
UBS Sustainable Development Bank Bond Fund
Class P	Actual	1,000.00	1,030.70	1.28	0.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.88	1.27	0.25
Class P2	Actual	1,000.00	1,031.50	0.77	0.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.38	0.76	0.15
UBS Multi Income Bond Fund
Class A	Actual	1,000.00	1,038.10	4.66	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.56	4.62	0.91
Class P	Actual	1,000.00	1,039.50	3.38	0.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.82	3.35	0.66
Class P2[2]	Actual	1,000.00	1,064.70	1.02	0.44
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.92	2.24	0.44

1  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

2  The Class commenced operations on October 11, 2023. Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 82 divided by 366 (to reflect the actual days in the period) for the actual example and 184 divided by 366 (to reflect the one-half year period) for the hypothetical example.

The UBS Funds

Financial statements
Statement of assets and liabilities—December 31, 2023 (unaudited)

	UBS All China Equity Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Assets:
Investments, at cost
Unaffiliated issuers	$4,274,073	$114,107,169	$498,085,288
Affiliated issuers	—	50,446,077	—
Foreign Currency	1,355	180,498	942,082
Investments, at value
Unaffiliated issuers[1]	$2,872,046	$121,504,192	$437,995,266
Affiliated issuers	—	46,929,577	—
Foreign Currency	1,357	184,563	945,252
Cash collateral on futures	—	3,781,855	—
Due from broker	—	750	—
Receivable for investments sold	—	75,847	416,847
Receivable for fund shares sold	—	3,774	970,842
Receivable for interest and dividends	3,710	384,915	1,699,800
Receivable for foreign tax reclaims	—	126,135	40,163
Receivable from affiliate	25,567	—	—
Receivable for variation margin on futures contracts	—	767,551	—
Receivable for variation margin on centrally cleared swap agreements	—	4,955	—
Unrealized appreciation on forward foreign currency contracts	—	1,714,904	—
Other assets	16,709	15,152	17,782
Total assets	2,919,389	175,494,170	442,085,952
Liabilities:
Due to broker	—	938,228	—
Payable for cash collateral from securities loaned	57,190	9,408,622	—
Payable for investments purchased	1,182	3,096,805	—
Payable for fund shares redeemed	—	253,322	366,435
Payable to affiliate	—	61,551	129,551
Payable to Trustees	6,147	12,695	27,174
Payable to custodian	4,060	32,072	204,642
Payable for foreign withholding taxes and foreign capital gains taxes	—	319	1,114,458
Unrealized depreciation on forward foreign currency contracts	—	2,115,495	—
Accrued expenses and other liabilities	50,177	145,232	148,488
Total liabilities	118,756	16,064,341	1,990,748
Net assets	$2,800,633	$159,429,829	$440,095,204

1  Includes $116,738; $15,471,426; $0, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

The UBS Funds

Financial statements
Statement of assets and liabilities—December 31, 2023 (unaudited) (continued)

	UBS All China Equity Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Net assets consist of:
Beneficial interest	$4,581,045	$164,932,758	$632,643,539
Distributable earnings (accumulated losses)	(1,780,412)	(5,502,929)	(192,548,335)
Net assets	$2,800,633	$159,429,829	$440,095,204
Class A
Net assets	$—	$123,187,376	$—
Shares outstanding	—	11,590,532	—
Net asset value and redemption proceeds per share	$—	$10.63	$—
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$11.25	$—
Class P
Net assets	$785,952	$36,242,453	$72,978,400
Shares outstanding	181,888	3,294,307	9,668,746
Net asset value, offering price and redemption value per share	$4.32	$11.00	$7.55
Class P2
Net assets	$2,014,681	$—	$367,116,804
Shares outstanding	468,854	—	48,806,579
Net asset value and offering price per share[2]	$4.30	—	$7.52

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

The UBS Funds

Financial statements
Statement of assets and liabilities—December 31, 2023 (unaudited) (continued)

	UBS Engage For Impact Fund	UBS International Sustainable Equity Fund	UBS US Dividend Ruler Fund
Assets:
Investments, at cost
Unaffiliated issuers	$51,304,450	$165,540,768	$146,169,631
Foreign Currency	66,978	83,939	—
Investments, at value
Unaffiliated issuers[1]	$55,318,619	$165,504,901	$165,370,761
Foreign Currency	67,263	83,548	—
Receivable for fund shares sold	53,186	135,862	603,937
Receivable for interest and dividends	73,424	124,322	89,539
Receivable for foreign tax reclaims	56,788	675,332	—
Receivable from affiliate	19,188	—	—
Other assets	27,391	23,314	24,405
Total assets	55,615,859	166,547,279	166,088,642
Liabilities:
Payable for cash collateral from securities loaned	2,409,782	8,366,322	—
Payable for fund shares redeemed	54,716	127,035	182,485
Payable to affiliate	—	54,861	17,925
Payable to Trustees	7,725	12,725	10,049
Payable to custodian	6,823	34,793	4,092
Payable for foreign withholding taxes and foreign capital gains taxes	6,676	16,089	5,870
Accrued expenses and other liabilities	60,106	175,060	128,446
Total liabilities	2,545,828	8,786,885	348,867
Net assets	$53,070,031	$157,760,394	$165,739,775
Net assets consist of:
Beneficial interest	$50,653,191	$176,454,662	$146,864,209
Distributable earnings (accumulated losses)	2,416,840	(18,694,268)	18,875,566
Net assets	$53,070,031	$157,760,394	$165,739,775
Class A
Net assets	$—	$4,165,594	$—
Shares outstanding	—	437,062	—
Net asset value and redemption proceeds per share	$—	$9.53	$—
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$10.08	$—
Class P
Net assets	$5,461,387	$108,425,342	$145,360,653
Shares outstanding	456,843	11,377,168	10,603,357
Net asset value, offering price and redemption value per share	$11.95	$9.53	$13.71
Class P2
Net assets	$47,608,644	$45,169,458	$20,379,122
Shares outstanding	3,992,917	4,764,122	1,490,430
Net asset value and offering price per share[2]	$11.92	$9.48	$13.67

1  Includes $2,973,665; $11,685,948; $0, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

The UBS Funds

Financial statements
Statement of assets and liabilities—December 31, 2023 (unaudited) (continued)

	UBS US Quality Growth At Reasonable Price Fund	UBS U.S. Small Cap Growth Fund	UBS Sustainable Development Bank Bond Fund
Assets:
Investments, at cost
Unaffiliated issuers	$195,056,902	$108,025,799	$88,373,292
Investments, at value
Unaffiliated issuers[1]	$232,261,815	$125,351,642	$83,438,014
Cash	—	—	200,100
Receivable for investments sold	—	685,963	—
Receivable for fund shares sold	648,108	27,875	1,620,559
Receivable for interest and dividends	201,830	81,693	538,326
Receivable from affiliate	—	—	18,909
Other assets	11,098	22,419	24,241
Total assets	233,122,851	126,169,592	85,840,149
Liabilities:
Payable for cash collateral from securities loaned	—	882,978	786,875
Payable for investments purchased	—	184,926	1,647,504
Payable for fund shares redeemed	350,518	541,898	50,647
Payable to affiliate	54,074	62,625	—
Payable to Trustees	11,968	10,726	8,656
Payable to custodian	3,425	4,246	2,993
Accrued expenses and other liabilities	97,832	136,452	60,902
Total liabilities	517,817	1,823,851	2,557,577
Net assets	$232,605,034	$124,345,741	$83,282,572
Net assets consist of:
Beneficial interest	$200,652,623	$119,885,358	$92,918,582
Distributable earnings (accumulated losses)	31,952,411	4,460,383	(9,636,010)
Net assets	$232,605,034	$124,345,741	$83,282,572
Class A
Net assets	$—	$13,542,932	$—
Shares outstanding	—	829,262	—
Net asset value and redemption proceeds per share	$—	$16.33	$—
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$17.28	$—
Class P
Net assets	$232,605,034	$110,802,809	$17,088,965
Shares outstanding	16,320,952	5,598,099	1,808,845
Net asset value, offering price and redemption value per share	$14.25	$19.79	$9.45
Class P2
Net assets	$—	$—	$66,193,607
Shares outstanding	—	—	7,015,282
Net asset value and offering price per share[2]	$—	$—	$9.44

1  Includes $0; $3,887,725; $771,311, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

The UBS Funds

Financial statements
Statement of assets and liabilities—December 31, 2023 (unaudited) (continued)

UBS Multi Income Bond Fund
Assets:
Investments, at cost
Unaffiliated issuers	$25,145,027
Foreign Currency	33,849
Investments, at value
Unaffiliated issuers[1]	$24,218,261
Foreign Currency	34,189
Cash collateral on futures	206,115
Cash collateral on swap agreements	80,681
Due from broker	8,512
Receivable for interest and dividends	293,116
Receivable from affiliate	22,896
Receivable for variation margin on futures contracts	222,655
Receivable for variation margin on centrally cleared swap agreements	25,597
Unrealized appreciation on forward foreign currency contracts	37,201
Other assets	22,350
Total assets	25,171,573
Liabilities:
Options and swaptions written, at value (premiums received $2,829)	934
Due to broker	194,428
Payable for cash collateral from securities loaned	1,961,465
Payable for fund shares redeemed	57,064
Payable to Trustees	7,017
Payable to custodian	7,605
Unrealized depreciation on forward foreign currency contracts	5,735
Accrued expenses and other liabilities	61,676
Total liabilities	2,295,924
Net assets	$22,875,649

1  Includes $1,918,010 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

The UBS Funds

Financial statements
Statement of assets and liabilities—December 31, 2023 (unaudited) (concluded)

UBS Multi Income Bond Fund
Net assets consist of:
Beneficial interest	$28,555,058
Distributable earnings (accumulated losses)	(5,679,409)
Net assets	$22,875,649
Class A
Net assets	$306,507
Shares outstanding	22,451
Net asset value and redemption proceeds per share	$13.65
Maximum offering price per share (NAV per share plus maximum sales charge)	$14.18
Class P
Net assets	$22,568,074
Shares outstanding	1,652,283
Net asset value, offering price and redemption value per share	$13.66
Class P2[3]
Net assets	$1,068
Shares outstanding	78
Net asset value and offering price per share[2]	$13.68[4]

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

3  For the period from October 11, 2023 (commencement of operations) through December 31, 2023.

4  Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

See accompanying notes to financial statements

The UBS Funds

Statement of operations
For the six months ended December 31, 2023 (unaudited)

	UBS All China Equity Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Investment income:
Unaffiliated dividends	$36,483	$489,056	$5,402,580
Affiliated dividends	—	1,366,763	—
Interest	4,319	1,271,446	262,761
Securities lending	2,399	13,853	—
Foreign tax withheld	(2,239)	(8,062)	(690,744)
Total income	40,962	3,133,056	4,974,597
Expenses:
Investment advisory and administration fees	13,997	709,431	2,184,807
Service fees—Class A	—	155,946	—
Transfer agency and related services fees—Class A	—	45,543	—
Transfer agency and related services fees—Class P	3,529	8,345	8,331
Transfer agency and related services fees—Class P2	—	—	20,249
Custody and fund accounting fees	4,514	43,980	227,340
Trustees fees	11,702	24,159	47,517
Professional services fees	97,659	112,695	100,388
Printing and shareholder report fees	2,514	30,513	19,791
Federal and state registration fees	11,143	17,898	18,742
Insurance expense	101	7,706	20,632
Interest expense	—	—	16,640
Other expenses	26,035	40,770	41,816
Total expenses	171,194	1,196,986	2,706,253
Fee waivers and/or expense reimbursements by Advisor*	(162,304)	(269,870)	(1,777,707)
Net expenses	8,890	927,116	928,546
Net investment income (loss)	32,072	2,205,940	4,046,051
Net realized gain (loss) on:
Investments in unaffiliated issuers (including foreign capital gain tax expense of $0; $0, and $181,555, respectively)	(35,501)	885,909	(7,540,958)
Investments in affiliated issuers	—	(335,470)	—
Received as distribution from affiliated issuers	—	72,205	—
Futures contracts	—	656,367	—
Swap agreements	—	(272,548)	—
Forward foreign currency contracts	—	731,247	—
Foreign currency transactions	(75)	204,866	(45,404)
Net realized gain (loss)	(35,576)	1,942,576	(7,586,362)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated (net of change in deferred foreign capital gain taxes of $0; $0 and $(640,519) , respectively)	(280,035)	2,830,610	24,280,898
Investments in affiliated issuers	—	1,054,239	—
Futures contracts	—	(85,615)	—
Swap agreements	—	(17,695)	—
Forward foreign currency contracts	—	(853,803)	—
Translation of other assets and liabilities denominated in foreign currency	41	(221,131)	93,672
Net change in unrealized appreciation (depreciation)	(279,994)	2,706,605	24,374,570
Net realized and unrealized gain (loss) from investment activities	(315,570)	4,649,181	16,788,208
Net increase (decrease) in net assets resulting from operations	$(283,498)	$6,855,121	$20,834,259
*  Refer to note Investment advisory fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements

The UBS Funds

Statement of operations
For the six months ended December 31, 2023 (unaudited) (continued)

	UBS Engage For Impact Fund	UBS International Sustainable Equity Fund	UBS US Dividend Ruler Fund
Investment income:
Unaffiliated dividends	$318,766	$1,308,393	$1,761,900
Interest	20,658	39,663	80,329
Securities lending	5,831	8,603	273
Foreign tax withheld	(16,441)	(154,712)	(9,025)
Total income	328,814	1,201,947	1,833,477
Expenses:
Investment advisory and administration fees	208,782	674,897	444,837
Service fees—Class A	—	5,050	—
Transfer agency and related services fees—Class A	—	1,713	—
Transfer agency and related services fees—Class P	674	49,432	36,087
Transfer agency and related services fees—Class P2	11,926	12,650	3,544
Custody and fund accounting fees	9,942	34,059	11,688
Trustees fees	15,177	23,574	22,112
Professional services fees	94,350	96,762	117,345
Printing and shareholder report fees	8,393	17,051	33,728
Federal and state registration fees	18,715	25,685	25,051
Insurance expense	2,046	7,767	5,304
Interest expense	—	345	—
Other expenses	27,465	44,408	18,332
Total expenses	397,470	993,393	718,028
Fee waivers and/or expense reimbursements by Advisor*	(317,309)	(380,817)	(359,590)
Net expenses	80,161	612,576	358,438
Net investment income (loss)	248,653	589,371	1,475,039
Net realized gain (loss) on:
Investments in unafiliated issuers	543,764	(1,697,933)	(83,567)
Foreign currency transactions	(171)	30,007	—
Net realized gain (loss)	543,593	(1,667,926)	(83,567)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,233,265	6,161,089	7,786,432
Translation of other assets and liabilities denominated in foreign currency	2,017	31,373	—
Net change in unrealized appreciation (depreciation)	3,235,282	6,192,462	7,786,432
Net realized and unrealized gain (loss) from investment activities	3,778,875	4,524,536	7,702,865
Net increase (decrease) in net assets resulting from operations	$4,027,528	$5,113,907	$9,177,904

*  Refer to note Investment advisory fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements

The UBS Funds

Statement of operations
For the six months ended December 31, 2023 (unaudited) (continued)

	UBS US Quality Growth At Reasonable Price Fund	UBS U.S. Small Cap Growth Fund	UBS Sustainable Development Bank Bond Fund
Investment income:
Unaffiliated dividends	$913,175	$362,862	$—
Interest	101,260	102,278	1,100,078
Securities lending	—	3,964	3,833
Foreign tax withheld	(711)	—	—
Total income	1,013,724	469,104	1,103,911
Expenses:
Investment advisory and administration fees	572,288	546,680	92,962
Service fees—Class A	—	17,149	—
Transfer agency and related services fees—Class A	—	8,750	—
Transfer agency and related services fees—Class P	51,767	60,527	2,109
Transfer agency and related services fees—Class P2	—	—	12,717
Custody and fund accounting fees	14,157	11,933	7,128
Trustees fees	25,333	20,646	17,542
Professional services fees	87,896	94,922	90,231
Printing and shareholder report fees	19,865	19,920	9,232
Federal and state registration fees	12,368	17,413	17,868
Insurance expense	7,449	5,848	3,120
Other expenses	18,974	20,301	23,795
Total expenses	810,097	824,089	276,704
Fee waivers and/or expense reimbursements by Advisor*	(311,525)	(220,916)	(206,139)
Net expenses	498,572	603,173	70,565
Net investment income (loss)	515,152	(134,069)	1,033,346
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,190,044	(5,736,213)	(1,625,820)
Net realized gain (loss)	1,190,044	(5,736,213)	(1,625,820)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	22,638,391	10,355,208	2,948,638
Net change in unrealized appreciation (depreciation)	22,638,391	10,355,208	2,948,638
Net realized and unrealized gain (loss) from investment activities	23,828,435	4,618,995	1,322,818
Net increase (decrease) in net assets resulting from operations	$24,343,587	$4,484,926	$2,356,164

*  Refer to note Investment advisory fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements

The UBS Funds

Statement of operations
For the six months ended December 31, 2023 (unaudited) (concluded)

UBS Multi Income Bond Fund
Investment income:
Interest	$607,286
Securities lending	1,391
Total income	608,677
Expenses:
Investment advisory and administration fees	66,328
Service fees—Class A	554
Transfer agency and related services fees—Class A	106
Transfer agency and related services fees—Class P	11,368
Transfer agency and related services fees—Class P2[1]	4
Custody and fund accounting fees	17,975
Trustees fees	13,288
Professional services fees	104,041
Printing and shareholder report fees	8,321
Federal and state registration fees	29,945
Insurance expense	1,087
Other expenses	19,183
Total expenses	272,200
Fee waivers and/or expense reimbursements by Advisor*	(195,738)
Net expenses	76,462
Net investment income (loss)	532,215
Net realized gain (loss) on:
Investments in unaffiliated issuers	(237,576)
Options and swaptions written	16,047

Futures contracts	(254,876)
Swap agreements	(14,869)
Forward foreign currency contracts	11,013

Foreign currency transactions	(789)
Net realized gain (loss)	(481,050)
Change in net unrealized appreciation (depreciation) on:

Investments in unaffiliated issuers	553,353
Options and swaptions written	1,895
Futures contracts	216,908
Swap agreements	13,590
Forward foreign currency contracts	24,262

Translation of other assets and liabilities denominated in foreign currency	(292)
Net change in unrealized appreciation (depreciation)	809,716
Net realized and unrealized gain (loss) from investment activities	328,666
Net increase (decrease) in net assets resulting from operations	$860,881

*  Refer to note Investment advisory fees and other transactions with affiliates for additional details.

1  For the period from October 11, 2023 (commencement of operations) through December 31, 2023.

See accompanying notes to financial statements

The UBS Funds

Statement of changes in net assets

	UBS All China Equity Fund		UBS Global Allocation Fund		UBS Emerging Markets Equity Opportunity Fund
	For the six months ended December 31, 2023 (unaudited)	For the year ended June 30, 2023	For the six months ended December 31, 2023 (unaudited)	For the year ended June 30, 2023	For the six months ended December 31, 2023 (unaudited)	For the year ended June 30, 2023
From operations:
Net investment income (loss)	$32,072	$67,526	$2,205,940	$2,993,852	$4,046,051	$15,343,732
Net realized gain (loss)	(35,576)	(138,376)	1,942,576	(7,479,234)	(7,586,362)	(107,145,472)
Net change in unrealized appreciation (depreciation)	(279,994)	(788,748)	2,706,605	11,041,998	24,374,570	82,556,142
Net increase (decrease) in net assets resulting from operations	(283,498)	(859,598)	6,855,121	6,556,616	20,834,259	(9,245,598)
Total distributions—Class A	—	—	(2,672,032)	(6,280,248)	—	—
Total distributions—Class P	(17,617)	(9,183)	(845,783)	(1,825,896)	(2,251,387)	(2,089,531)
Total distributions—Class P2	(64,093)	(45,620)	—	—	(11,476,025)	(14,412,684)
Total distributions	(81,710)	(54,803)	(3,517,815)	(8,106,144)	(13,727,412)	(16,502,215)
From beneficial interest transactions:
Proceeds from shares sold	—	—	1,411,151	1,501,047	41,908,366	278,307,307
Cost of shares redeemed	—	(370,000)	(20,365,730)	(26,521,495)	(70,714,523)	(389,845,793)
Shares issued on reinvestment of dividends and distributions	74,843	51,202	3,211,534	7,496,051	11,718,783	9,740,921
Net increase (decrease) in net assets from beneficial interest transactions	74,843	(318,798)	(15,743,045)	(17,524,397)	(17,087,374)	(101,797,565)
Net increase (decrease) in net assets	(290,365)	(1,233,199)	(12,405,739)	(19,073,925)	(9,980,527)	(127,545,378)
Net assets:
Beginning of period	3,090,998	4,324,197	171,835,568	190,909,493	450,075,731	577,621,109
End of period	$2,800,633	$3,090,998	$159,429,829	$171,835,568	$440,095,204	$450,075,731

See accompanying notes to financial statements

The UBS Funds

Statement of changes in net assets (continued)

	UBS Engage For Impact Fund		UBS International Sustainable Equity Fund		UBS US Dividend Ruler Fund
	For the six months ended December 31, 2023 (unaudited)	For the year ended June 30, 2023	For the six months ended December 31, 2023 (unaudited)	For the year ended June 30, 2023	For the six months ended December 31, 2023 (unaudited)	For the year ended June 30, 2023
From operations:
Net investment income (loss)	$248,653	$702,566	$589,371	$2,093,131	$1,475,039	$2,615,383
Net realized gain (loss)	543,593	(2,047,250)	(1,667,926)	(12,561,436)	(83,567)	1,093,427
Net change in unrealized appreciation (depreciation)	3,235,282	7,573,633	6,192,462	36,348,581	7,786,432	15,813,243
Net increase (decrease) in net assets resulting from operations	4,027,528	6,228,949	5,113,907	25,880,276	9,177,904	19,522,053
Total distributions—Class A	—	—	(26,614)	(478,922)	—	—
Total distributions—Class P	(36,021)	(73,680)	(893,638)	(17,852,715)	(4,136,323)	(3,137,305)
Total distributions—Class P2	(728,463)	(580,604)	(757,657)	(5,506,792)	(686,494)	—
Total distributions	(764,484)	(654,284)	(1,677,909)	(23,838,429)	(4,822,817)	(3,137,305)
From beneficial interest transactions:
Proceeds from shares sold	2,834,604	11,877,913	13,834,296	37,940,925	21,427,009	53,593,182
Cost of shares redeemed	(4,513,650)	(13,607,295)	(17,770,760)	(113,699,099)	(16,094,404)	(39,594,074)
Shares issued on reinvestment of dividends and distributions	733,665	588,987	1,495,226	21,042,606	3,995,595	2,843,290
Net increase (decrease) in net assets from beneficial interest transactions	(945,381)	(1,140,395)	(2,441,238)	(54,715,568)	9,328,200	16,842,398
Net increase (decrease) in net assets	2,317,663	4,434,270	994,760	(52,673,721)	13,683,287	33,227,146
Net assets:
Beginning of period	50,752,368	46,318,098	156,765,634	209,439,355	152,056,488	118,829,342
End of period	$53,070,031	$50,752,368	$157,760,394	$156,765,634	$165,739,775	$152,056,488

See accompanying notes to financial statements

The UBS Funds

Statement of changes in net assets (continued)

	UBS US Quality Growth At Reasonable Price Fund		UBS U.S. Small Cap Growth Fund		UBS Sustainable Development Bank Bond Fund
	For the six months ended December 31, 2023 (unaudited)	For the year ended June 30, 2023	For the six months ended December 31, 2023 (unaudited)	For the year ended June 30, 2023	For the six months ended December 31, 2023 (unaudited)	For the year ended June 30, 2023
From operations:
Net investment income (loss)	$515,152	$957,361	$(134,069)	$(265,725)	$1,033,346	$1,450,792
Net realized gain (loss)	1,190,044	(4,619,323)	(5,736,213)	(5,136,507)	(1,625,820)	(1,528,138)
Net change in unrealized appreciation (depreciation)	22,638,391	37,202,941	10,355,208	22,510,208	2,948,638	(1,285,627)
Net increase (decrease) in net assets resulting from operations	24,343,587	33,540,979	4,484,926	17,107,976	2,356,164	(1,362,973)
Total distributions—Class A	—	—	—	(988,042)	—	—
Total distributions—Class P	(952,785)	(1,657,283)	—	(5,504,921)	(183,353)	(173,546)
Total distributions—Class P2	—	—	—	—	(851,761)	(1,275,743)
Return of Capital—Class P	—	—	—	—	—	(12,438)
Return of Capital—Class P2	—	—	—	—	—	(91,434)
Total distributions	(952,785)	(1,657,283)	—	(6,492,963)	(1,035,114)	(1,553,161)
From beneficial interest transactions:
Proceeds from shares sold	41,807,166	64,709,673	7,988,968	14,504,448	8,723,591	30,385,330
Cost of shares redeemed	(20,023,104)	(78,567,798)	(13,221,108)	(34,554,999)	(13,653,050)	(19,862,973)
Shares issued on reinvestment of dividends and distributions	886,029	1,539,152	—	6,261,965	895,170	1,420,433
Net increase (decrease) in net assets from beneficial interest transactions	22,670,091	(12,318,973)	(5,232,140)	(13,788,586)	(4,034,289)	11,942,790
Net increase (decrease) in net assets	46,060,893	19,564,723	(747,214)	(3,173,573)	(2,713,239)	9,026,656
Net assets:
Beginning of period	186,544,141	166,979,418	125,092,955	128,266,528	85,995,811	76,969,155
End of period	$232,605,034	$186,544,141	$124,345,741	$125,092,955	$83,282,572	$85,995,811

See accompanying notes to financial statements

The UBS Funds

Statement of changes in net assets (concluded)

	UBS Multi Income Bond Fund
	For the period ended December 31, 2023 (unaudited)	For the year ended June 30, 2023
From operations:
Net investment income (loss)	$532,215	$1,115,457
Net realized gain (loss)	(481,050)	(224,982)
Net change in unrealized appreciation (depreciation)	809,716	241,112
Net increase (decrease) in net assets resulting from operations	860,881	1,131,587
Total distributions—Class A	(7,476)	(17,716)
Total distributions—Class P	(420,118)	(898,418)
Total distributions—Class P2[1]	(10)	—
Total distributions	(427,604)	(916,134)
From beneficial interest transactions:
Proceeds from shares sold	1,137	83,048
Cost of shares redeemed	(1,829,424)	(4,328,840)
Shares issued on reinvestment of dividends and distributions	332,551	697,316
Net increase (decrease) in net assets from beneficial interest transactions	(1,495,736)	(3,548,476)
Net increase (decrease) in net assets	(1,062,459)	(3,333,023)
Net assets:
Beginning of period	23,938,108	27,271,131
End of period	$22,875,649	$23,938,108

1  For the period from October 11, 2023 (commencement of operations) through December 31, 2023.

See accompanying notes to financial statements

UBS All China Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2023	Years ended June 30,		Period ended
	(unaudited)	2023	2022	June 30, 2021[1]
Net asset value, beginning of period	$4.88	$6.33	$8.84	$10.00
Net investment income (loss)[3]	0.04	0.08	0.03	0.03
Net realized and unrealized gains (losses)	(0.50)	(1.48)	(2.49)	(1.19)
Net increase (decrease) from operations	(0.46)	(1.40)	(2.46)	(1.16)
Dividends from net investment income	(0.10)	(0.05)	(0.05)	—
Net asset value, end of period	$4.32	$4.88	$6.33	$8.84
Total investment return[4]	(9.46)%	(22.14)%	(27.86)%	(11.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	11.90%[5]	10.49%	19.95%	20.92%[5]
Expenses after fee waivers and/or expense reimbursements	1.16%[5]	1.45%	1.10%	1.10%[5]
Net investment income (loss)	1.55%[5]	1.43%	0.46%	1.06%[5]
Supplemental data:
Net assets, end of period (000's)	$786	$875	$1,128	$1,767
Portfolio turnover	1%	1%	13%	6%

Class P2

	Six months ended December 31, 2023 (unaudited)	Year ended June 30, 2023	Period ended June 30, 2022[2]
Net asset value, beginning of period	$4.88	$6.34	$5.86
Net investment income (loss)[3]	0.06	0.12	0.05
Net realized and unrealized gains (losses)	(0.50)	(1.48)	0.43
Net increase (decrease) from operations	(0.44)	(1.36)	0.48
Dividends from net investment income	(0.14)	(0.10)	—
Net asset value, end of period	$4.30	$4.88	$6.34
Total investment return[4]	(8.99)%	(21.50)%	8.19%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	11.08%[5]	9.52%	7.65%[5]
Expenses after fee waivers and/or expense reimbursements	0.36%[5]	0.65%	0.30%[5]
Net investment income (loss)	2.35%[5]	2.28%	4.50%[5]
Supplemental data:
Net assets, end of period (000's)	$2,015	$2,216	$3,196
Portfolio turnover	1%	1%	13%

1  For the period February 24, 2021 (commencement of operations) through June 30, 2021.

2  For the period from April 21, 2022 (commencement of operations) through June 30, 2022.

3  Calculated using the average share method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

See accompanying notes to financial statements

UBS Global Allocation Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2023	Years ended June 30,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.38	$10.48	$14.61	$11.82	$12.56	$12.08
Net investment income (loss)[1]	0.14	0.17	0.11	0.12	0.12	0.12
Net realized and unrealized gain (loss)	0.34	0.21	(1.83)	2.89	0.02	0.36
Net increase (decrease) from operations	0.48	0.38	(1.72)	3.01	0.14	0.48
Dividends from net investment income	(0.23)	—	(0.16)	(0.07)	(0.35)	—
Distributions from net realized gains	—	(0.48)	(2.25)	(0.15)	(0.53)	—
Total dividends and distributions	(0.23)	(0.48)	(2.41)	(0.22)	(0.88)	—
Net asset value, end of period	$10.63	$10.38	$10.48	$14.61	$11.82	$12.56
Total investment return[2]	4.68%	3.82%	(14.05)%	25.58%	0.79%	3.97%[3]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.54%[4]	1.48%	1.39%	1.41%	1.42%[5]	1.40%[5]
Expenses after fee waivers and/or expense reimbursements	1.20%[4]	1.21%	1.20%	1.20%	1.20%[5]	1.20%[5]
Net investment income (loss)	2.67%[4]	1.61%	0.82%	0.85%	1.01%	1.04%
Supplemental data:
Net assets, end of period (000's)	$123,187	$132,855	$146,850	$192,772	$174,159	$209,407
Portfolio turnover	50%	148%	125%	128%	120%	35%

Class P

	Six months ended December 31, 2023	Years ended June 30,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.75	$10.82	$15.00	$12.13	$12.87	$12.34
Net investment income (loss)[1]	0.15	0.20	0.14	0.15	0.16	0.16
Net realized and unrealized gains (losses)	0.36	0.21	(1.87)	2.97	0.02	0.37
Net increase (decrease) from operations	0.51	0.41	(1.73)	3.12	0.18	0.53
Dividends from net investment income	(0.26)	—	(0.20)	(0.10)	(0.39)	—
Distributions from net realized gains	—	(0.48)	(2.25)	(0.15)	(0.53)	—
Total dividends and distributions	(0.26)	(0.48)	(2.45)	(0.25)	(0.92)	—
Net asset value, end of period	$11.00	$10.75	$10.82	$15.00	$12.13	$12.87
Total investment return[2]	4.78%	3.99%	(13.78)%	25.88%	1.02%	4.21%[3]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.26%[4]	1.20%	1.11%	1.14%	1.14%[5]	1.13%[5]
Expenses after fee waivers and/or expense reimbursements	0.95%[4]	0.96%	0.95%	0.95%	0.95%[5]	0.95%[5]
Net investment income (loss)	2.89%[4]	1.86%	1.07%	1.10%	1.27%	1.27%
Supplemental data:
Net assets, end of period (000's)	$36,242	$38,980	$44,059	$56,383	$51,311	$57,803
Portfolio turnover	50%	148%	125%	128%	120%	35%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  During the year, the Fund recorded a gain of $263,116 from affiliated funds that were previously liquidated. If this gain had been excluded, the total return of Class A and Class P would have been 3.89% and 4.13%, respectively.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS Emerging Markets Equity Opportunity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2023	Years ended June 30,				Period ended
	(unaudited)	2023	2022	2021	2020	June 30, 2019[1]
Net asset value, beginning of period	$7.38	$7.61	$12.39	$9.23	$9.28	$8.92
Net investment income (loss)[2]	0.04	0.18	0.20	0.09	0.19	0.21
Net realized and unrealized gains (losses)	0.30	(0.24)	(3.92)	3.18	0.00[3]	0.15
Net increase (decrease) from operations	0.34	(0.06)	(3.72)	3.27	0.19	0.36
Dividends from net investment income	(0.17)	(0.17)	(0.12)	(0.11)	(0.24)	—
Distributions from net realized gains	—	—	(0.94)	—	—	—
Total dividends and distributions	(0.17)	(0.17)	(1.06)	(0.11)	(0.24)	—
Net asset value, end of period	$7.55	$7.38	$7.61	$12.39	$9.23	$9.28
Total investment return[4]	4.66%	(0.80)%	(31.71)%	35.51%	1.84%	4.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.20%[5,6]	1.18%	1.15%[6]	1.08%	1.19%	1.22%[5]
Expenses after fee waivers and/or expense reimbursements	1.01%[5,6]	1.02%	1.00%[6]	1.00%	1.04%	1.15%[5]
Net investment income (loss)	1.16%[5]	2.47%	1.98%	0.73%	2.14%	5.73%[5]
Supplemental data:
Net assets, end of period (000's)	$72,978	$103,168	$132,423	$274,359	$100,543	$38,465
Portfolio turnover	20%	65%	57%	41%	50%	52%

Class P2

	Six months ended December 31, 2023	Years ended June 30,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.40	$7.68	$12.52	$9.30	$9.31	$9.40
Net investment income (loss)[2]	0.07	0.23	0.30	0.18	0.26	0.19
Net realized and unrealized gains (losses)	0.29	(0.24)	(3.96)	3.22	0.00[3]	(0.23)[7]
Net increase (decrease) from operations	0.36	(0.01)	(3.66)	3.40	0.26	(0.04)
Dividends from net investment income	(0.24)	(0.27)	(0.24)	(0.18)	(0.27)	(0.05)
Distributions from net realized gains	—	—	(0.94)	—	—	—
Total dividends and distributions	(0.24)	(0.27)	(1.18)	(0.18)	(0.27)	(0.05)
Net asset value, end of period	$7.52	$7.40	$7.68	$12.52	$9.30	$9.31
Total investment return[4]	4.95%	0.02%	(31.10)%	36.66%	2.66%	(0.46)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.19%[5,6]	1.17%	1.13%[6]	1.06%	1.17%	1.42%[5]
Expenses after fee waivers and/or expense reimbursements	0.24%[5,6]	0.22%	0.19%[6]	0.12%	0.22%	0.40%[5]
Net investment income (loss)	1.96%[5]	3.14%	2.90%	1.56%	2.88%	2.16%[5]
Supplemental data:
Net assets, end of period (000's)	$367,117	$346,908	$445,198	$761,661	$375,791	$186,941
Portfolio turnover	20%	65%	57%	41%	50%	52%

1  For the period January 31, 2019 (commencement of operations) through June 30, 2019.

2  Calculated using the average share method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

6  Includes interest expense representing less than 0.005%.

7  The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

See accompanying notes to financial statements

UBS Engage For Impact Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2023	Years ended June 30,				Period ended
	(unaudited)	2023	2022	2021	2020	June 30, 2019[1]
Net asset value, beginning of period	$11.15	$9.97	$14.26	$10.14	$10.81	$10.00
Net investment income (loss)[3]	0.03	0.09	0.14	0.03	0.08	0.15
Net realized and unrealized gains (losses)	0.85	1.19	(2.82)	4.19	(0.45)	0.67
Net increase (decrease) from operations	0.88	1.28	(2.68)	4.22	(0.37)	0.82
Dividends from net investment income	(0.08)	—	(0.08)	(0.02)	(0.11)	(0.01)
Distributions from net realized gains	—	(0.10)	(1.53)	(0.08)	(0.19)	—
Total dividends and distributions	(0.08)	(0.10)	(1.61)	(0.10)	(0.30)	(0.01)
Net asset value, end of period	$11.95	$11.15	$9.97	$14.26	$10.14	$10.81
Total investment return[4]	7.89%	12.90%	(21.28)%	41.70%	(3.77)%	8.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.55%[5]	1.53%	1.44%	1.69%	2.27%	3.87%[5]
Expenses after fee waivers and/or expense reimbursements	0.85%[5]	0.87%	0.85%	0.85%	0.85%	0.85%[5]
Net investment income (loss)	0.45%[5]	0.86%	1.04%	0.27%	0.75%	2.13%[5]
Supplemental data:
Net assets, end of period (000's)	$5,461	$5,776	$6,312	$7,816	$26,241	$15,918
Portfolio turnover	14%	21%	39%	78%	43%	67%

Class P2

	Six months ended December 31, 2023	Years ended June 30,		Period ended
	(unaudited)	2023	2022	June 30, 2021[2]
Net asset value, beginning of period	$11.19	$9.99	$14.29	$13.64
Net investment income (loss) [3]	0.06	0.16	0.22	0.09
Net realized and unrealized gains (losses)	0.85	1.19	(2.82)	0.56
Net increase (decrease) from operations	0.91	1.35	(2.60)	0.65
Dividends from net investment income	(0.18)	(0.05)	(0.17)	—
Distributions from net realized gains	—	(0.10)	(1.53)	—
Total dividends and distributions	(0.18)	(0.15)	(1.70)	—
Net asset value, end of period	$11.92	$11.19	$9.99	$14.29
Total investment return[4]	8.20%	13.62%	(20.77)%	4.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.57%[5]	1.56%	1.42%	2.24%[5]
Expenses after fee waivers and/or expense reimbursements	0.25%[5]	0.28%	0.25%	0.25%[5]
Net investment income (loss)	1.04%[5]	1.51%	1.64%	1.80%[5]
Supplemental data:
Net assets, end of period (000's)	$47,609	$44,976	$40,006	$42,692
Portfolio turnover	14%	21%	39%	78%

1  For the period October 24, 2018 (commencement of operations) through June 30, 2019.

2  For the period February 23, 2021 (commencement of operations) through June 30, 2021.

3  Calculated using the average share method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

See accompanying notes to financial statements

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UBS International Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2023	Years ended June 30,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.28	$9.12	$12.48	$9.62	$10.01	$10.20
Net investment income (loss)[2]	0.01	0.07	0.08	0.05	0.16	0.13
Net realized and unrealized gain (loss)	0.30	1.23	(2.38)	2.93	(0.42)	(0.16)[3]
Net increase (decrease) from operations	0.31	1.30	(2.30)	2.98	(0.26)	(0.03)
Dividends from net investment income	(0.06)	(0.01)	(0.12)	(0.12)	(0.13)	(0.06)
Distributions from net realized gains	—	(1.13)	(0.94)	—	—	(0.10)
Total dividends and distributions	(0.06)	(1.14)	(1.06)	(0.12)	(0.13)	(0.16)
Net asset value, end of period	$9.53	$9.28	$9.12	$12.48	$9.62	$10.01
Total investment return[4]	3.37%	15.68%	(19.68)%	31.09%	(2.73)%	(0.14)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.53%[5,6]	1.49%[6]	1.37%[6]	1.33%	1.41%[6]	1.53%
Expenses after fee waivers and/or expense reimbursements	1.25%[5,6]	1.26%[6]	1.25%[6]	1.25%	1.25%[6]	1.25%
Net investment income (loss)	0.30%[5]	0.82%	0.70%	0.45%	1.60%	1.38%
Supplemental data:
Net assets, end of period (000's)	$4,166	$4,103	$4,754	$9,081	$7,442	$9,769
Portfolio turnover	29%	7%	53%	52%	41%	57%

Class P

	Six months ended December 31, 2023	Years ended June 30,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.29	$9.15	$12.53	$9.66	$10.04	$10.23
Net investment income (loss)[2]	0.03	0.09	0.09	0.09	0.18	0.17
Net realized and unrealized gains (losses)	0.29	1.23	(2.37)	2.93	(0.41)	(0.18)[3]
Net increase (decrease) from operations	0.32	1.32	(2.28)	3.02	(0.23)	(0.01)
Dividends from net investment income	(0.08)	(0.05)	(0.16)	(0.15)	(0.15)	(0.08)
Distributions from net realized gains	—	(1.13)	(0.94)	—	—	(0.10)
Total dividends and distributions	(0.08)	(1.18)	(1.10)	(0.15)	(0.15)	(0.18)
Net asset value, end of period	$9.53	$9.29	$9.15	$12.53	$9.66	$10.04
Total investment return[4]	3.47%	16.00%	(19.50)%	31.40%	(2.40)%	0.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.29%[5,6]	1.27%[6]	1.11%[6]	1.05%	1.12%[6]	1.26%
Expenses after fee waivers and/or expense reimbursements	1.00%[5,6]	1.01%[6]	1.00%[6]	0.99%	1.00%[6]	1.00%
Net investment income (loss)	0.56%[5]	0.97%	0.74%	0.79%	1.82%	1.80%
Supplemental data:
Net assets, end of period (000's)	$108,425	$107,863	$164,377	$380,983	$203,078	$146,616
Portfolio turnover	29%	7%	53%	52%	41%	57%

1  For the period October 30, 2020 (commencement of operations) through June 30, 2021

2  Calculated using the average share method.

3  The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS International Sustainable Equity Fund

Financial highlights

Class P2

	Six months ended December 31, 2023	Years ended June 30,		Period ended
	(unaudited)	2023	2022	June 30, 2021[1]
Net asset value, beginning of period	$9.29	$9.18	$12.59	$10.05
Net investment income (loss)[2]	0.06	0.17	0.20	0.14
Net realized and unrealized gains (losses)	0.29	1.23	(2.41)	2.55
Net increase (decrease) from operations	0.35	1.40	(2.21)	2.69
Dividends from net investment income	(0.16)	(0.16)	(0.26)	(0.15)
Distributions from net realized gains	—	(1.13)	(0.94)	—
Total dividends and distributions	(0.16)	(1.29)	(1.20)	(0.15)
Net asset value, end of period	$9.48	$9.29	$9.18	$12.59
Total investment return[4]	3.83%	16.83%	(18.84)%	26.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.26%[5,6]	1.22%[6]	1.12%[6]	1.08%[5]
Expenses after fee waivers and/or expense reimbursements	0.25%[5,6]	0.26%[6]	0.25%[6]	0.22%[5]
Net investment income (loss)	1.31%[5]	1.88%	1.76%	1.78%[5]
Supplemental data:
Net assets, end of period (000's)	$45,169	$44,800	$40,308	$41,571
Portfolio turnover	29%	7%	53%	52%

5  Annualized.

6  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS US Dividend Ruler Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2023	Years ended June 30,		Period ended
	(unaudited)	2023	2022	June 30, 2021[1]
Net asset value, beginning of period	$13.34	$11.83	$12.82	$10.00
Net investment income (loss)[2]	0.12	0.25	0.23	0.20
Net realized and unrealized gains (losses)	0.65	1.57	(0.84)	2.72
Net increase (decrease) from operations	0.77	1.82	(0.61)	2.92
Dividends from net investment income	(0.30)	(0.16)	(0.16)	(0.05)
Distributions from net realized gains	(0.10)	(0.15)	(0.22)	(0.05)
Total dividends and distributions	(0.40)	(0.31)	(0.38)	(0.10)
Net asset value, end of period	$13.71	$13.34	$11.83	$12.82
Total investment return[3]	5.81%	15.60%	(5.01)%	29.37%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.93%[4]	0.94%	0.83%	1.57%[4]
Expenses after fee waivers and/or expense reimbursements	0.50%[4]	0.51%	0.50%	0.50%[4]
Net investment income (loss)	1.87%[4]	1.98%	1.76%	1.72%[4]
Supplemental data:
Net assets, end of period (000's)	$145,361	$137,806	$118,829	$81,981
Portfolio turnover	12%	34%	29%	24%

Class P2

	Six months ended December 31, 2023 (unaudited)	Period ended June 30, 2023[5]
Net asset value, beginning of period	$13.35	$12.10
Net investment income (loss)[2]	0.15	0.08
Net realized and unrealized gains (losses)	0.64	1.17
Net increase (decrease) from operations	0.79	1.25
Dividends from net investment income	(0.37)	—
Distributions from net realized gains	(0.10)	—
Total dividends and distributions	(0.47)	—
Net asset value, end of period	$13.67	$13.35
Total investment return[3]	5.96%	10.33%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%[4]	1.18%[4]
Expenses after fee waivers and/or expense reimbursements	0.15%[4]	0.18%[4]
Net investment income (loss)	2.23%[4]	2.16%[4]
Supplemental data:
Net assets, end of period (000's)	$20,379	$14,250
Portfolio turnover	12%	34%
1  For the period from July 9, 2020 (commencement of operations) through June 30, 2021.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

5  For the period March 15, 2023 (commencement of operations) through June 30, 2023.

See accompanying notes to financial statements

UBS US Quality Growth At Reasonable Price Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2023	Years ended June 30,		Period ended
	(unaudited)	2023	2022	June 30, 2021[1]
Net asset value, beginning of period	$12.75	$10.68	$13.10	$10.00
Net investment income (loss)[2]	0.03	0.06	0.04	0.04
Net realized and unrealized gains (losses)	1.53	2.12	(2.05)	3.10
Net increase (decrease) from operations	1.56	2.18	(2.01)	3.14
Dividends from net investment income	(0.06)	—	(0.03)	(0.01)
Distributions from net realized gains	—	(0.11)	(0.38)	(0.03)
Total dividends and distributions	(0.06)	(0.11)	(0.41)	(0.04)
Net asset value, end of period	$14.25	$12.75	$10.68	$13.10
Total investment return[3]	12.24%	20.59%	(16.06)%	31.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.81%[4]	0.84%	0.79%	1.23%[4]
Expenses after fee waivers and/or expense reimbursements	0.50%[4]	0.51%	0.50%	0.50%[4]
Net investment income (loss)	0.52%[4]	0.54%	0.28%	0.32%[4]
Supplemental data:
Net assets, end of period (000's)	$232,605	$186,544	$166,979	$116,538
Portfolio turnover	8%	41%	30%	29%

1  For the period from July 9, 2020 (commencement of operations) through June 30, 2021.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

See accompanying notes to financial statements

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2023	Years ended June 30,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$15.72	$14.62	$28.15	$19.74	$19.49	$20.74
Net investment income (loss)[1]	(0.04)	(0.07)	(0.13)	(0.25)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	0.65	2.05	(7.78)	11.88	1.79	0.80
Net increase (decrease) from operations	0.61	1.98	(7.91)	11.63	1.68	0.70
Distributions from net realized gains	—	(0.88)	(5.62)	(3.22)	(1.43)	(1.95)
Net asset value, end of period	$16.33	$15.72	$14.62	$28.15	$19.74	$19.49
Total investment return[2]	3.88%	14.23%	(33.31)%	59.94%	9.33%	5.95%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.62%[3]	1.55%	1.46%	1.43%	1.60%[4]	1.57%
Expenses after fee waivers and/or expense reimbursements	1.24%[3]	1.25%	1.24%	1.24%	1.24%[4]	1.24%
Net investment income (loss)	(0.46)%[3]	(0.43)%	(0.57)%	(0.98)%	(0.63)%[4]	(0.53)%
Supplemental data:
Net assets, end of period (000's)	$13,543	$15,276	$17,387	$35,268	$22,909	$26,114
Portfolio turnover	24%	35%	40%	63%	79%	54%

Class P

	Six months ended December 31, 2023	Years ended June 30,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$19.03	$17.47	$32.44	$22.37	$21.84	$22.89
Net investment income (loss)[1]	(0.02)	(0.03)	(0.08)	(0.22)	(0.08)	(0.06)
Net realized and unrealized gains (losses)	0.78	2.47	(9.21)	13.51	2.04	0.96
Net increase (decrease) from operations	0.76	2.44	(9.29)	13.29	1.96	0.90
Dividends from net investment income	—	—	(0.06)	—	—	—
Distributions from net realized gains	—	(0.88)	(5.62)	(3.22)	(1.43)	(1.95)
Total dividends and distributions	—	(0.88)	(5.68)	(3.22)	(1.43)	(1.95)
Net asset value, end of period	$19.79	$19.03	$17.47	$32.44	$22.37	$21.84
Total investment return[2]	3.99%	14.48%	(33.13)%	60.29%	9.62%	6.24%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.36%[3]	1.31%	1.21%	1.16%	1.29%[4]	1.30%
Expenses after fee waivers and/or expense reimbursements	0.99%[3]	1.00%	0.99%	0.99%	0.99%[4]	0.99%
Net investment income (loss)	(0.20)%[3]	(0.17)%	(0.31)%	(0.74)%	(0.37)%	(0.27)%
Supplemental data:
Net assets, end of period (000's)	$110,803	$109,817	$110,879	$178,971	$92,754	$96,485
Portfolio turnover	24%	35%	40%	63%	79%	54%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS Sustainable Development Bank Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2023	Years ended June 30,				Period ended
	(unaudited)	2023	2022	2021	2020	June 30, 2019[1]
Net asset value, beginning of period	$9.28	$9.62	$10.60	$11.17	$10.58	$10.00
Net investment income (loss)[2]	0.11	0.17	0.10	0.13	0.21	0.19
Net realized and unrealized gains (losses)	0.17	(0.34)	(0.97)	(0.31)	0.63	0.58
Net increase (decrease) from operations	0.28	(0.17)	(0.87)	(0.18)	0.84	0.77
Dividends from net investment income	(0.11)	(0.16)	(0.10)	(0.12)	(0.21)	(0.19)
Distributions from net realized gains	—	—	(0.01)	(0.27)	(0.04)	—
Return of capital	—	(0.01)	—	—	—	—
Total dividends and distributions	(0.11)	(0.17)	(0.11)	(0.39)	(0.25)	(0.19)
Net asset value, end of period	$9.45	$9.28	$9.62	$10.60	$11.17	$10.58
Total investment return[3]	3.07%	(1.75)%	(8.13)%	(1.70)%	8.03%	7.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.66%[4]	0.68%	0.56%	0.80%	1.07%[5]	2.19%[4]
Expenses after fee waivers and/or expense reimbursements	0.25%[4]	0.27%	0.25%	0.25%	0.25%[5]	0.25%[4]
Net investment income (loss)	2.42%[4]	1.78%	1.01%	1.18%	1.94%	2.67%[4]
Supplemental data:
Net assets, end of period (000's)	$17,089	$14,937	$8,052	$17,510	$37,414	$25,235
Portfolio turnover	17%	22%	47%	16%	80%	20%

Class P2

	Six months ended December 31, 2023	Years ended June 30,		Period ended
	(unaudited)	2023	2022	June 30, 2021[6]
Net asset value, beginning of period	$9.27	$9.61	$10.59	$11.09
Net investment income (loss)[2]	0.12	0.17	0.12	0.08
Net realized and unrealized gains (losses)	0.17	(0.33)	(0.97)	(0.23)
Net increase (decrease) from operations	0.29	(0.16)	(0.85)	(0.15)
Dividends from net investment income	(0.12)	(0.17)	(0.12)	(0.08)
Distributions from net realized gains	—	—	(0.01)	(0.27)
Return of capital	—	(0.01)	—	—
Total dividends and distributions	(0.12)	(0.18)	(0.13)	(0.35)
Net asset value, end of period	$9.44	$9.27	$9.61	$10.59
Total investment return[3]	3.15%	(1.62)%	(8.08)%	(1.34)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.67%[4]	0.66%	0.56%	0.68%[4]
Expenses after fee waivers and/or expense reimbursements	0.15%[4]	0.16%	0.15%	0.15%[4]
Net investment income (loss)	2.52%[4]	1.83%	1.15%	1.09%[4]
Supplemental data:
Net assets, end of period (000's)	$66,194	$71,059	$68,917	$65,659
Portfolio turnover	17%	22%	47%	16%

1  For the period October 24, 2018 (commencement of operations) through June 30, 2019.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

6  For the period October 30, 2020 (commencement of operations) through June 30, 2021.

See accompanying notes to financial statements

UBS Multi Income Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2023	Years ended June 30,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$13.38	$13.27	$15.66	$15.64	$15.09	$14.40
Net investment income (loss)[2]	0.29	0.55	0.27	0.30	0.41	0.45
Net realized and unrealized gain (loss)	0.21	—	(2.42)	(0.02)	0.50	0.65
Net increase (decrease) from operations	0.50	0.55	(2.15)	0.28	0.91	1.10
Dividends from net investment income	(0.23)	(0.44)	(0.24)	(0.26)	(0.36)	(0.41)
Net asset value, end of period	$13.65	$13.38	$13.27	$15.66	$15.64	$15.09
Total investment return[3]	3.81%	4.25%	(13.91)%	1.83%	6.14%	7.63%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.54%[4]	2.22%	1.92%	1.73%	1.59%[5]	1.68%[5]
Expenses after fee waivers and/or expense reimbursements	0.91%[4]	0.89%	0.75%	0.75%	0.75%[5]	0.75%[5]
Net investment income (loss)	4.35%[4]	4.09%	1.80%	1.90%	2.66%	3.10%
Supplemental data:
Net assets, end of period (000's)	$307	$501	$570	$681	$650	$488
Portfolio turnover	10%	24%	248%	169%	209%	234%

Class P

	Six months ended December 31, 2023	Years ended June 30,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$13.39	$13.28	$15.67	$15.65	$15.10	$14.41
Net investment income (loss)[2]	0.31	0.58	0.31	0.34	0.45	0.49
Net realized and unrealized gains (losses)	0.21	0.01	(2.43)	(0.02)	0.50	0.64
Net increase (decrease) from operations	0.52	0.59	(2.12)	0.32	0.95	1.13
Dividends from net investment income	(0.25)	(0.48)	(0.27)	(0.30)	(0.40)	(0.44)
Net asset value, end of period	$13.66	$13.39	$13.28	$15.67	$15.65	$15.10
Total investment return[3]	3.95%	4.51%	(13.68)%	2.07%	6.40%	7.95%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.36%[4]	2.04%	1.71%	1.52%	1.38%[5]	1.45%[5]
Expenses after fee waivers and/or expense reimbursements	0.66%[4]	0.64%	0.50%	0.50%	0.50%[5]	0.50%[5]
Net investment income (loss)	4.62%[4]	4.34%	2.06%	2.15%	2.92%	3.35%
Supplemental data:
Net assets, end of period (000's)	$22,568	$23,437	$26,702	$34,629	$37,048	$38,949
Portfolio turnover	10%	24%	248%	169%	209%	234%

1  For the period from October 11, 2023 (commencement of operations) through December 31, 2023.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; redemption or program fees results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS Multi Income Bond Fund

Financial highlights

Class P2

Period ended December 31, 2023[1]
Net asset value, beginning of period	$12.93
Net investment income (loss)[2]	0.00[6]
Net realized and unrealized gains (losses)	0.88
Net increase (decrease) from operations	0.88
Dividends from net investment income	(0.13)
Net asset value, end of period	$13.68
Total investment return[3]	6.47%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	3.93%[4]
Expenses after fee waivers and/or expense reimbursements	0.44%[4]
Net investment income (loss)	4.81%[4]
Supplemental data:
Net assets, end of period (000's)	$1
Portfolio turnover	10%

4  Annualized.

5  Includes interest expense representing less than 0.005%.

6  Amount represents less than $0.005 per share.

See accompanying notes to financial statements

The UBS Funds

Notes to financial statements (unaudited)

Organization and significant accounting policies

The UBS Funds (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has ten Funds available for investment, each having its own investment objectives and policies: UBS All China Equity Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS US Dividend Ruler Fund, UBS US Quality Growth At Reasonable Price Fund, UBS U.S. Small Cap Growth Fund, UBS Sustainable Development Bank Bond Fund, and UBS Multi Income Bond Fund, (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as a diversified investment company with the exception of UBS All China Equity Fund, UBS US Quality Growth At Reasonable Price Fund and UBS Sustainable Development Bank Bond Fund, which are classified as non-diversified for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Funds. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Funds currently offer Class A and Class P shares, with the exception of (1) UBS All China Equity Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS US Dividend Ruler Fund, UBS Sustainable Development Bank Bond Fund and UBS Multi Income Bond Fund, which currently also offer Class P2 shares and (2) UBS US Quality Growth At Reasonable Price Fund is currently only offering Class P shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges, fee waiver/expense cap/expense reimbursement arrangements and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P and Class P2 shares have no service or distribution plan.

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under certain circumstances, shareholders of the Funds may receive payment for redemptions in securities rather than in cash.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The UBS Funds

Notes to financial statements (unaudited)

In June 2022, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2022-03 ("ASU 2022-03"), "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("Topic 820"). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds' financial statements

In October 2022, the SEC adopted the Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds rule and reform amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual tailored shareholder reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Certain information from the Fund's current shareholder reports, including the Fund's investment portfolio, financial statements and financial highlights, will not appear in the tailored shareholder report but will be filed on a semiannual basis on Form N-CSR. This information will be available online, mailed upon request and filed on a semiannual basis. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Funds until the 2024 annual shareholder report.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign

The UBS Funds

Notes to financial statements (unaudited)

exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect a Fund's performance or NAV. Certain LIBOR tenors were discontinued by the end of 2021, while the discontinuation of others were extended to December 2024.

The conflict between Ukraine and the Russian Federation has resulted in significant volatility and uncertainty in financial markets. NATO, EU and G7 member countries have imposed severe and coordinated sanctions against Russia. Restrictive measures have also been imposed by Russia, and some securities traded in that country have materially declined in value and/or may no longer be tradable. These actions have resulted in significant disruptions to investing activities and businesses with operations in Russia. The longer-term impact to geopolitical norms, supply chains and investment valuations is uncertain.

The UBS Funds

Notes to financial statements (unaudited)

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on U.S. and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by UBS AM as the valuation designee appointed by the Trust's Board of Trustees (the "Board") pursuant to Rule 2a-5 under the 1940 Act. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless UBS AM determines that this does not represent fair value.

The UBS Funds

Notes to financial statements (unaudited)

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third-party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, and delegated to UBS AM the responsibility for making fair value determinations with respect to portfolio holdings. UBS AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has engaged the Equities, Fixed Income, and Multi-Asset Valuation Committee (the "VC") to assist with its designated responsibilities as valuation designee with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

The UBS Funds

Notes to financial statements (unaudited)

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

Investments

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and

The UBS Funds

Notes to financial statements (unaudited)

principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts: Certain Funds may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short sales: UBS U.S. Small Cap Growth Fund and UBS Multi Income Bond Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. The Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

The UBS Funds

Notes to financial statements (unaudited)

For the period ended December 31, 2023, UBS U.S. Small Cap Growth Fund and UBS Multi Income Bond Fund did not engage in short sale transactions.

Treasury Inflation Protected Securities: The Funds may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Funds pay a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

The UBS Funds

Notes to financial statements (unaudited)

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Fund will be obligated to enter into a swap agreement. The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Written options, if any, are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in options and swaptions written, at value. At December 31, 2023, the Funds did not hold any written options.

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various risks, including market, interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss. Futures contracts, if any, are shown as fund holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Futures contracts, if any, are shown as fund holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain or loss on swap agreements, in addition to realized gain or loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations.

The UBS Funds

Notes to financial statements (unaudited)

This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Fund is the seller of protection are disclosed under the section "Credit default swap agreements on credit indices—sell protection" in

The UBS Funds

Notes to financial statements (unaudited)

the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

Swap agreements, if any, are shown as portfolio holdings within the Portfolio of investments.

Forward foreign currency contracts: Certain Funds may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

The UBS Funds

Notes to financial statements (unaudited)

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Fund's portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2023.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Fund's Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2023 is reflected in the Statement of assets and liabilities.

At December 31, 2023, the Funds had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Global Allocation Fund
Futures contracts	$569,599	$—	$—	$1,241,439	$1,811,038
Forward foreign currency contracts	—	1,714,904	—	—	1,714,904
Total value	$569,599	$1,714,904	$—	$1,241,439	$3,525,942
UBS Multi Income Bond Fund
Options and swaptions purchased	$—	$5,604	$—	$—	$5,604
Futures contracts	276,972	—	—	—	276,972
Swap agreements	42,850	—	—	—	42,850
Forward foreign currency contracts	—	37,201	—	—	37,201
Total value	$319,822	$42,805	$—	$—	$362,627

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

Liability derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Global Allocation Fund
Futures Contracts	$(229,368)	$—	$—	$(815,865)	$(1,045,233)
Forward Currency Contracts	—	(2,115,495)	—	—	(2,115,495)
Total	$(229,368)	$(2,115,495)	$—	$(815,865)	$(3,160,728)

The UBS Funds

Notes to financial statements (unaudited)

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Multi Income Bond Fund
Written Swaption Contracts	$—	$(934)	$—	$—	$(934)
Futures Contracts	(54,452)	—	—	—	(54,452)
Forward Currency Contracts	—	(5,735)	—	—	(5,735)
Total	$(54,452)	$(6,669)	$—	$—	$(61,121)

1  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

During the period ended December 31, 2023, net realized gain (loss) from derivatives were as follows:

Realized gain (loss)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Global Allocation Fund
Options and swaptions purchased	$—	$—	$—	$53,295	$53,295
Futures contracts	(855,433)	—	—	1,511,800	656,367
Swap agreements	—	—	212,223	(484,771)	(272,548)
Forward foreign currency contracts	—	731,247	—	—	731,247
Total net realized gains (loss)	$(855,433)	$731,247	$212,223	$1,080,324	$11,68,361
UBS Multi Income Bond Fund
Options and swaptions written	$16,047	$—	$—	$—	$16,047
Futures contracts	(254,876)	—	—	—	(254,876)
Swap agreements	(35,336)	—	(34,017)	54,484	(14,869)
Forward foreign currency contracts	—	11,013	—	—	11,013
Total net realized gains (loss)	$(274,165)	$11,013	$(34,017)	$54,484	$(242,685)

1  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gain (loss) on investments.

The UBS Funds

Notes to financial statements (unaudited)

During the period ended December 31, 2023, net unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total Value
UBS Global Allocation Fund
Futures contracts	$445,785	$—	$—	$(531,400)	$(85,615)
Swap agreements	—	—	(68,475)	50,780	(17,695)
Forward foreign currency contracts	—	(853,803)	—	—	(853,803)
Net change in appreciation (depreciation)	$445,785	$(853,803)	$(68,475)	$(480,620)	$(957,113)
UBS Multi Income Bond Fund
Options and swaptions written	$—	$1,895	$—	$—	$1,895
Futures contracts	216,908	—	—	—	216,908
Swap agreements	48,896	—	19,416	(54,722)	13,590
Forward foreign currency contracts	—	24,262	—	—	24,262
Net change in appreciation (depreciation)	$265,804	$26,157	$19,416	$(54,722)	$256,655

1  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce their credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At December 31, 2023, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS Global Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$3,525,942	$(3,160,728)
Derivatives not subject to a MNA or similar agreements	(1,811,038)	1,045,233
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,714,904	$(2,115,495)

The UBS Funds

Notes to financial statements (unaudited)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$21,668	$—	$—	$21,668
BOA	308,599	(202,757)	—	105,842
CIBC	6,463	—	—	6,463
CITI	183,246	(7,853)	—	175,393
GSI	96,199	(96,199)	—	—
HSBC	517,507	(438,209)	—	79,298
MSCI	533,876	(533,876)	—	—
SSC	47,346	(11,709)	—	35,637
Total	$1,714,904	$(1,290,603)	$—	$424,301
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of liabilities
BOA	$(202,757)	$202,757	$—	$—
CITI	(7,853)	7,853	—	—
GSI	(303,945)	96,199	—	(207,746)
HSBC	(438,209)	438,209	—	—
MSCI	(1,151,022)	533,876	—	(617,146)
SSC	(11,709)	11,709	—	—
Total	$(2,115,495)	$1,290,603	$—	$(824,892)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

UBS Multi Income Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$362,627	$(61,121)
Derivatives not subject to a MNA or similar agreements	(319,822)	54,452
Total gross amount of assets and liabilities subject to MNA or similar agreements	$42,805	$(6,669)

The UBS Funds

Notes to financial statements (unaudited)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BOA	$2,701	$—	$—	$2,701
CITI	5,010	(5,010)	—	—
GSI	5,604	(1,526)	—	4,078
MSCI	29,490	—	—	29,490
Total	$42,805	$(6,536)	$—	$36,269
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of liabilities
CITI	$(5,143)	$5,010	$—	$(133)
GSI	(1,526)	1,526	—	—
Total	$(6,669)	$6,536	$—	$(133)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	Annual rate as a percentage of each Fund's average daily net assets
UBS All China Equity Fund	0.850% up to $250 million 0.825% above $250 million up to $500 million 0.800% above $500 million up to $750 million 0.775% above $750 million up to $1 billion 0.750 above $1 billion
UBS Global Allocation Fund	0.800% up to $500 million
0.750% above $500 million up to $1 billion
0.700% above $1 billion up to $1.5 billion
0.675% above $1.5 billion up to $2 billion
0.650% above $2 billion up to $3 billion
0.630% above $3 billion up to $6 billion
0.610% above $6 billion

The UBS Funds

Notes to financial statements (unaudited)

Fund	Annual rate as a percentage of each Fund's average daily net assets
UBS Emerging Markets Equity Opportunity Fund	0.900% up to $250 million 0.875% above $250 million up to $500 million 0.850% above $500 million up to $750 million 0.825% above $750 million up to $1 billion 0.750% above $1 billion
UBS Engage For Impact Fund	0.750% up to $250 million 0.725% above $250 million
UBS International Sustainable Equity Fund	0.800% up to $250 million
0.775% above $250 million up to $500 million
0.750% above $500 million up to $750 million
0.725% above $750 million up to $1 billion
0.675% above $1 billion up to $2 billion
0.650% above $2 billion
UBS US Dividend Ruler Fund	0.5000% up to $250 million
0.4875% above $250 million up to $500 million
0.4750% above $500 million up to $750 million
0.4625% above $750 million up to $1 billion
0.4500% above $1 billion up to $2 billion
0.4375% above $2 billion
UBS US Quality Growth At Reasonable Price Fund	0.500% all assets
UBS U.S. Small Cap Growth Fund	0.850% up to $250 million
0.825% above $250 million up to $500 million
0.800% above $500 million up to $750 million
0.775% above $750 million up to $1 billion
0.725% above $1 billion up to $2 billion
0.700% above $2 billion
UBS Sustainable Development Bank Bond Fund	0.150% up to $250 million 0.145% above $250 million up to $500 million 0.140% above $500 million up to $750 million 0.135% above $750 million up to $1 billion 0.130% above $1 billion
UBS Multi Income Bond Fund	0.500% up to $250 million 0.490% above $250 million up to $500 million 0.480% above $500 million up to $750 million 0.470% above $750 million

For UBS All China Equity Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS US Dividend Ruler Fund, UBS US Quality Growth At Reasonable Price Fund, UBS U.S. Small Cap Growth Fund, UBS Sustainable Development Bank Bond Fund, and UBS Multi Income Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy related expenses) to the extent necessary so that the Funds' ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short and extraordinary expenses, such as proxy related expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS International Sustainable Equity Fund, the Advisor has agreed to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) do not exceed the limit of each class of shares as indicated in the

The UBS Funds

Notes to financial statements (unaudited)

following table. The contractual fee waiver and/or expense reimbursement agreement for each Fund, except UBS International Sustainable Equity Fund, will remain in place through the period ending December 31, 2023. The fee waiver and/or expense reimbursement agreement for UBS International Sustainable Equity Fund is irrevocable. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2023 were as follows:

Fund	Class A expense cap	Class P expense cap	Class P2 expense cap	Amount due to (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS All China Equity Fund	1.35%	1.10%	0.30%	$(25,745)	$12,862	$(162,304)
UBS Global Allocation Fund	1.20	0.95	—	26,256	648,623	(269,870)
UBS Emerging Markets Equity Opportunity Fund	1.25	1.00	0.40	113,848	2,014,803	(1,777,707)
UBS Engage For Impact Fund	1.10	0.85	0.25	(22,471)	189,802	(317,309)
UBS International Sustainable Equity Fund	1.25	1.00	0.25	49,571	617,049	(380,817)
UBS US Dividend Ruler Fund	N/A	0.50	0.15	5,111	386,815	(359,590)
UBS US Quality Growth At Reasonable Price Fund	N/A	0.50	—	39,793	497,642	(311,525)
UBS U.S. Small Cap Growth Fund	1.24	0.99	0.15	52,297	502,355	(220,916)
UBS Sustainable Development Bank Bond Fund	0.35	0.25	0.15	(23,922)	61,975	(206,139)
UBS Multi Income Bond Fund*	0.90	0.65	0.20	(24,405)	57,677	(195,738)

*  Prior to October 28, 2022, the expense cap was 0.75% and 0.50%, respectively for Class A and Class P.

For UBS All China Equity Fund Class P2, UBS Emerging Markets Opportunity Fund Class P2, UBS Engage For Impact Fund Class P2, UBS International Sustainable Equity Fund Class P2, UBS US Dividend Ruler Fund P2, UBS Sustainable Development Bank Bond Fund P2 and UBS Multi Income Bond Fund the Advisor has entered into a written agreement pursuant to which the Advisor has agreed to waive its all or portion of management fees. For the period ended December 31, 2023, the advisory fees waived were $9,226, $1,571,003, $169,845, $176,063, $41,867, $50,482 and $1, respectively. In addition these waivers are included within the fees waived/expenses reimbursed amount disclosed in the table above.

Each Fund, except for UBS International Sustainable Equity Fund and UBS Emerging Markets Equity Opportunity Fund Class P2, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended December 31, 2023 are subject to repayment through June 30, 2027.

At December 31, 2023, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2024	Expires June 30, 2025	Expires June 30, 2026	Expires June 30, 2027
UBS All China Equity Fund—Class P	$510,671	$126,792[1]	$253,147	$84,777	$45,955
UBS All China Equity Fund—Class P2	327,485	—	30,203[2]	190,159	107,123
UBS Global Allocation Fund—Class A	1,315,304	397,866	331,216	374,509	211,713
UBS Global Allocation Fund—Class P	349,334	103,690	86,790	100,697	58,157
UBS Emerging Markets Equity Opportunity Fund—Class P	730,037	152,268	304,903	177,843	95,023
UBS Engage For Impact Fund—Class P	241,637	127,379	47,256	48,590	18,412
UBS Engage For Impact Fund—Class P2	670,140	121,244[3]	191,959	227,885	129,052

The UBS Funds

Notes to financial statements (unaudited)

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2024	Expires June 30, 2025	Expires June 30, 2026	Expires June 30, 2027
UBS International Sustainable Equity Fund—Class A	$25,612	$—	$—	$9,453	$5,695
UBS International Sustainable Equity Fund—Class P	765,193	—	—	340,367	154,053
UBS International Sustainable Equity Fund—Class P2	223,456	—	—	47,393	36,824
UBS US Dividend Ruler Fund—Class P	1,641,856	420,243[4]	371,7501	554,617	295,246
UBS US Dividend Ruler Fund—Class P2	37,116	—	—	16,441[5]	20,675
UBS US Quality Growth At Reasonable Price Fund—Class P	1,834,063	457,635[4]	471,365	593,538	311,525
UBS U.S. Small Cap Growth Fund—Class A	196,442	59,658	59,364	51,132	26,288
UBS U.S. Small Cap Growth Fund—Class P	1,120,354	250,475	324,286	350,965	194,628
UBS Sustainable Development Bank Bond Fund—Class P	269,320	146,863	50,356	40,688	31,413
UBS Sustainable Development Bank Bond Fund—Class P2	655,480	111,841[6]	178,409	242,235	122,995
UBS Multi Income Bond Fund—Class A	25,458	6,484	8,184	7,160	3,630
UBS Multi Income Bond Fund—Class P	1,299,071	368,549	387,277	351,145	192,100
UBS Multi Income Bond Fund—Class P2	8	—	—	—	8[7]

1  For the period from February 23, 2021 (commencement of operations) through June 30, 2021.

2  For the period from April 21, 2022 (commencement of operations) through June 30, 2022.

3  For the period from February 24, 2021 (commencement of operations) through June 30, 2021.

4  For the period from July 9, 2020 (commencement of operations) through June 30, 2021.

5  For the period from March 15, 2023 (commencement of operations) through June 30, 2023

6  For the period from October 30, 2020 (commencement of operations) through June 30, 2021.

7  For the period from October 11, 2023 (commencement of operations) through December 31, 2023.

Each Fund pays UBS AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2023, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS All China Equity Fund	$178	$1,135
UBS Global Allocation Fund	10,015	60,808
UBS Emerging Markets Equity Opportunity Fund	15,703	170,004
UBS Engage For Impact Fund	3,283	18,980
UBS International Sustainable Equity Fund	7,450	57,848
UBS US Dividend Ruler Fund	12,814	58,022
UBS US Quality Growth At Reasonable Price Fund	14,281	74,646
UBS U.S. Small Cap Growth Fund	7,687	44,325
UBS Sustainable Development Bank Bond Fund	5,013	30,987
UBS Multi Income Bond Fund	1,449	8,651

For UBS Emerging Markets Equity Opportunity Fund Class P2, UBS International Sustainable Equity Fund Class P2, UBS US Dividend Ruler Fund Class P2 and UBS Sustainable Development Bank Bond Fund Class P2, the Advisor has entered into a written agreement pursuant to which the Advisor has agreed to waive its retained administration fees. For the period ended December 31, 2023, the administration fees waived were $111,681, $8,182, $1,802 and $1,249, respectively and such amounts are not subject to future recoupment.

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2023 have been included near the end of each Fund's Portfolio of investments.

The UBS Funds

Notes to financial statements (unaudited)

During the period ended December 31, 2023, the Funds listed below paid broker commissions to affiliates of the investment advisor as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within investments at cost of unaffiliated issuers, and the Statement of operations within net realized gain (loss) on, and/or change in net unrealized appreciation (depreciation) on investments and/or futures contracts.

Fund	UBS AG
UBS Emerging Markets Equity Opportunity Fund	$999
UBS Engage For Impact Fund	14
UBS International Sustainable Equity Fund	2,960

During the period ended, December 31, 2023, some of the Funds engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated.

Service and distribution plans

UBS AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans ("the Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A
UBS Global Allocation Fund	0.25%
UBS International Sustainable Equity Fund	0.25
UBS U.S. Small Cap Growth Fund	0.25
UBS Multi Income Bond Fund	0.25

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. At December 31, 2023, certain Funds owed UBS AM (US) service and distribution fees, and for the period ended December 31, 2023, certain Funds were informed by UBS AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed
UBS Global Allocation Fund—Class A	$25,280
UBS U.S. Small Cap Growth Fund—Class A	2,641
UBS Multi Income Bond Fund—Class A	60

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Funds pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Funds' transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2023, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total delegated service fees as follows:

Fund	Delegated service fees earned
UBS Global Allocation Fund	$20,764
UBS Emerging Markets Equity Opportunity Fund	14,174
UBS Engage For Impact Fund	4,638

The UBS Funds

Notes to financial statements (unaudited)

Fund	Delegated service fees earned
UBS International Sustainable Equity Fund	$2,798
UBS US Dividend Ruler Fund	20,673
UBS US Quality Growth At Reasonable Price Fund	26,426
UBS U.S. Small Cap Growth Fund	2,314
UBS Sustainable Development Bank Bond Fund	5,417
UBS Multi Income Bond Fund	364

Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Fund, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At December 31, 2023, the following Funds had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
UBS All China Equity Fund	$116,738	$57,190	$69,444	$126,634	U.S. Treasury Notes and U.S. Treasury Bills
UBS Global Allocation Fund	15,471,426	9,408,622	6,465,334	15,873,956	U.S. Treasury Notes and U.S. Treasury Bills
UBS Engage For Impact Fund	2,973,665	2,409,782	707,701	3,117,483	U.S. Treasury Notes and U.S. Treasury Bills
UBS International Sustainable Equity Fund	11,685,948	8,366,322	3,984,066	12,350,388	U.S. Treasury Notes and U.S. Treasury Bills
UBS U.S. Small Cap Growth Fund	3,887,725	882,978	3,122,898	4,005,876	U.S. Treasury Notes and U.S. Treasury Bills
UBS Sustainable Development Bank Bond Fund	771,311	786,875	—	786,875
UBS Multi Income Bond Fund	1,918,010	1,961,465	—	1,961,465

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

The table below represents the disaggregation at December 31, 2023 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

The UBS Funds

Notes to financial statements (unaudited)

	Type of securities loaned		Total gross amount of recognized
Fund	Equity securities	Corporate bonds	liabilities for securities lending transactions
UBS All China Equity Fund	$57,190	$—	$57,190
UBS Global Allocation Fund	—	9,408,622	9,408,622
UBS Engage For Impact Fund	2,409,782	—	2,409,782
UBS International Sustainable Equity Fund	8,366,322	—	8,366,322
UBS U.S. Small Cap Growth Fund	882,978	—	882,978
UBS Sustainable Development Bank Bond Fund	786,875	—	786,875
UBS Multi Income Bond Fund	—	1,961,465	1,961,465

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. The funds covered by the Committed Credit Facility have agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

For the period ended December 31, 2023, the following Fund's had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
UBS Emerging Markets Equity Opportunity Fund	$8,152,118	11	$16,640	6.680%
UBS International Sustainable Equity Fund	930,385	2	345	6.680

Commission recapture program

Certain Funds had participated in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2023, there were no recaptured commissions on the Funds. The commission recapture arrangement was terminated on August 10, 2022.

The UBS Funds

Notes to financial statements (unaudited)

Purchases and sales of securities

For the period ended December 31, 2023, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales
UBS All China Equity Fund	$146,671	$25,906
UBS Global Allocation Fund	41,584,953	42,317,305
UBS Emerging Markets Equity Opportunity Fund	86,356,021	103,121,322
UBS Engage For Impact Fund	6,810,403	7,898,662
UBS International Sustainable Equity Fund	43,508,534	47,022,093
UBS US Dividend Ruler Fund	24,208,379	17,850,578
UBS US Quality Growth At Reasonable Price Fund	37,220,173	15,869,541
UBS U.S. Small Cap Growth Fund	27,241,287	31,888,261
UBS Sustainable Development Bank Bond Fund	13,568,271	17,804,647
UBS Multi Income Bond Fund	2,212,909	3,774,297

Shares of beneficial interest

There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds were as follows:

UBS All China Equity Fund
For the six months ended December 31, 2023:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares repurchased	—	—	—	—
Dividends reinvested	2,488	10,750	14,940	64,093
Net increase (decrease)	2,488	$10,750	14,940	$64,093

For the year ended June 30, 2023:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares repurchased	—	—	(59,011)	(370,000)
Dividends reinvested	1,078	5,582	8,841	45,620
Net increase (decrease)	1,078	$5,582	(50,170)	$(324,380)

The UBS Funds

Notes to financial statements (unaudited)

UBS Global Allocation Fund
For the six months ended December 31, 2023:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	23,675	$242,431	109,175	$1,168,720
Shares repurchased	(1,458,186)	(15,008,866)	(512,149)	(5,356,864)
Dividends reinvested	230,680	2,422,142	72,688	789,392
Net increase (decrease)	(1,203,831)	$(12,344,293)	(330,286)	$(3,398,752)

For the year ended June 30, 2023:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	22,638	$226,451	119,529	$1,274,596
Shares repurchased	(1,820,227)	(18,736,816)	(734,082)	(7,784,679)
Dividends reinvested	586,059	5,801,983	165,436	1,694,068
Net increase (decrease)	(1,211,530)	$(12,708,382)	(449,117)	$(4,816,015)

UBS Emerging Markets Equity Opportunity Fund
For the six months ended December 31, 2023:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	586,513	$4,278,063	5,122,409	$37,630,303
Shares repurchased	(5,154,485)	(37,852,351)	(4,530,943)	(32,862,172)
Dividends reinvested	263,050	1,941,306	1,330,269	9,777,477
Net increase (decrease)	(4,304,922)	$(31,632,982)	1,921,735	$14,545,608

For the year ended June 30, 2023:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	4,828,737	$35,768,862	32,657,395	$242,538,445
Shares repurchased	(8,506,483)	(62,314,712)	(44,885,703)	(327,531,081)
Dividends reinvested	243,790	1,760,164	1,108,438	7,980,757
Net increase (decrease)	(3,433,956)	$(24,785,686)	(11,119,870)	$(77,011,879)

The UBS Funds

Notes to financial statements (unaudited)

UBS Engage For Impact Fund
For the six months ended December 31, 2023:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	2,794	$31,499	249,133	$2,803,105
Shares repurchased	(64,582)	(733,140)	(337,851)	(3,780,510)
Dividends reinvested	671	7,893	61,926	725,772
Net increase (decrease)	(61,117)	$(693,748)	(26,792)	$(251,633)

For the year ended June 30, 2023:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	243,832	$2,534,030	889,835	$9,343,883
Shares repurchased	(360,030)	(3,839,252)	(931,436)	(9,768,043)
Dividends reinvested	1,104	11,327	56,357	577,660
Net increase (decrease)	(115,094)	$(1,293,895)	14,756	$153,500

UBS International Sustainable Equity Fund
For the six months ended December 31, 2023:

	Class A		Class P		Class P2
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	17,735	$159,046	1,111,325	$10,333,188	364,408	$3,342,062
Shares repurchased	(24,910)	(227,755)	(1,421,148)	(12,963,401)	(504,737)	(4,579,604)
Dividends reinvested	2,299	21,423	77,099	718,563	81,471	755,240
Net increase (decrease)	(4,876)	$(47,286)	(232,724)	$(1,911,650)	(58,858)	$(482,302)

For the year ended June 30, 2023:

	Class A		Class P		Class P2
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	17,976	$159,778	3,225,134	$28,484,587	1,039,920	$9,296,560
Shares repurchased	(150,344)	(1,340,222)	(11,406,068)	(100,961,200)	(1,269,525)	(11,397,677)
Dividends reinvested	53,124	440,395	1,826,515	15,123,541	664,081	5,478,670
Net increase (decrease)	(79,244)	$(740,049)	(6,354,419)	$(57,353,072)	434,476	$3,377,553

The UBS Funds

Notes to financial statements (unaudited)

UBS US Dividend Ruler Fund
For the six months ended December 31, 2023:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	1,001,379	$13,330,362	624,302	$8,096,647
Shares repurchased	(1,002,351)	(13,262,737)	(218,321)	(2,831,667)
Dividends reinvested	275,944	3,761,118	17,254	234,477
Net increase (decrease)	274,972	$3,828,743	423,235	$5,499,457

For the year ended June 30, 2023:

	Class P		Class P2[1]
	Shares	Amount	Shares	Amount
Shares sold	3,147,227	$39,071,372	1,139,721	$14,521,810
Shares repurchased	(3,092,731)	(38,662,552)	(72,526)	(931,522)
Dividends reinvested	230,974	2,843,290	—	—
Net increase (decrease)	285,470	$3,252,110	1,067,195	$13,590,288

1  For the period from March 16, 2022 (commencement of operations) through June 30, 2023.

UBS US Quality Growth At Reasonable Price Fund
For the six months ended December 31, 2023:

	Class P
	Shares	Amount
Shares sold	3,166,196	$41,807,166
Shares repurchased	(1,538,676)	(20,023,104)
Dividends reinvested	62,573	886,029
Net increase (decrease)	1,690,093	$22,670,091

For the year ended June 30, 2023:

	Class P
	Shares	Amount
Shares sold	5,748,065	$64,709,673
Shares repurchased	(6,894,527)	(78,567,798)
Dividends reinvested	146,866	1,539,152
Net increase (decrease)	(999,596)	$(12,318,973)

The UBS Funds

Notes to financial statements (unaudited)

UBS U.S. Small Cap Growth Fund
For the six months ended December 31, 2023:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	34,713	$538,769	414,153	$7,450,199
Shares repurchased	(177,295)	(2,571,441)	(588,008)	(10,649,667)
Dividends reinvested	—	—	—	—
Net increase (decrease)	(142,582)	$(2,032,672)	(173,855)	$(3,199,468)

For the year ended June 30, 2023:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	58,600	$902,775	737,787	$13,601,673
Shares repurchased	(336,553)	(5,129,740)	(1,626,545)	(29,425,259)
Dividends reinvested	60,544	857,906	315,473	5,404,059
Net increase (decrease)	(217,409)	$(3,369,059)	(573,285)	$(10,419,527)

UBS Sustainable Development Bank Bond Fund
For the six months ended December 31, 2023:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	356,386	$3,318,487	586,857	$5,405,104
Shares repurchased	(161,637)	(1,496,151)	(1,326,843)	(12,156,899)
Dividends reinvested	4,917	45,167	92,698	850,003
Net increase (decrease)	199,666	$1,867,503	(647,288)	$(5,901,792)

For the year ended June 30, 2023:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	1,144,928	$10,798,107	2,092,649	$19,587,223
Shares repurchased	(378,732)	(3,581,831)	(1,745,151)	(16,281,142)
Dividends reinvested	5,939	55,563	146,047	1,364,870
Net increase (decrease)	772,135	$7,271,839	493,545	$4,670,951

The UBS Funds

Notes to financial statements (unaudited)

UBS Multi Income Bond Fund
For the six months ended December 31, 2023:

	Class A		Class P		Class P2[1]
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	10	$135	77	$1,002
Shares repurchased	(15,466)	(202,810)	(123,031)	(1,626,614)	—	—
Dividends reinvested	495	6,498	24,796	326,043	1	10
Net increase (decrease)	(14,971)	$(196,312)	(98,225)	$(1,300,436)	78	$1,012

1  For the period from October 11, 2023 (commencement of operations) through December 31, 2023.

For the year ended June 30, 2023:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,690	$76,022	524	$7,026
Shares repurchased	(12,299)	(163,846)	(312,016)	(4,164,994)
Dividends reinvested	1,116	14,864	51,216	682,452
Net increase (decrease)	(5,493)	$(72,960)	(260,276)	$(3,475,516)

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2023 was as follows:

Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term gains	Return of capital	Total distributions paid
UBS All China Equity Fund	$—	$54,803	$—	$—	$54,803
UBS Global Allocation Fund	—	2,501	8,103,643	—	8,106,144
UBS Emerging Markets Equity Opportunity Fund	—	16,502,215	—	—	16,502,215
UBS Engage For Impact Fund	—	204,616	449,668	—	654,284
UBS International Sustainable Equity Fund	—	1,451,391	22,387,038	—	23,838,429
UBS US Dividend Ruler Fund	—	1,627,541	1,509,764	—	3,137,305
UBS US Quality Growth At Reasonable Price Fund	—	2,657	1,654,626	—	1,657,283
UBS U.S. Small Cap Growth Fund	—	—	6,492,963	—	6,492,963
UBS Sustainable Development Bank Bond Fund	—	1,449,289	—	103,872	1,553,161
UBS Multi Income Bond Fund	—	916,134	—	—	916,134

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis current fiscal year will be determined after the Trust's fiscal year ending June 30, 2024.

The UBS Funds

Notes to financial statements (unaudited)

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at December 31, 2023 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS All China Equity Fund	$4,274,073	$26,215	$(1,428,242)	$(1,402,027)
UBS Global Allocation Fund	187,551,963	14,819,001	(10,573,264)	4,245,737
UBS Emerging Markets Equity Opportunity Fund	498,085,288	28,176,690	(88,266,712)	(60,090,022)
UBS Engage For Impact Fund	51,304,450	7,388,097	(3,373,928)	4,014,169
UBS International Sustainable Equity Fund	165,540,768	12,975,397	(13,011,264)	(35,867)
UBS US Dividend Ruler Fund	146,169,631	21,963,913	(2,762,783)	19,201,130
UBS US Quality Growth At Reasonable Price Fund	195,056,902	38,833,747	(1,628,834)	37,204,913
UBS U.S. Small Cap Growth Fund	108,025,799	26,476,094	(9,150,251)	17,325,843
UBS Sustainable Development Bank Bond Fund	88,373,292	291,646	(5,226,924)	(4,935,278)
UBS Multi Income Bond Fund	29,136,318	565,068	(1,193,103)	(628,035)

Net capital losses recognized by the Funds, may be carried forward indefinitely, and retain their character as shortterm and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

At June 30, 2023, the following Funds had net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS All China Equity Fund	$191,376	$111,811	$303,187
UBS Global Allocation Fund	11,618,989	—	11,618,989
UBS Emerging Markets Equity Opportunity Fund	31,866,590	63,061,090	94,927,680
UBS Engage For Impact Fund	865,286	1,070,735	1,936,021
UBS International Sustainable Equity Fund	1,065,366	12,266,390	13,331,756
UBS US Quality Growth At Reasonable Price Fund	3,920,165	1,132,722	5,052,887
UBS U.S. Small Cap Growth Fund	987,475	5,800,325	6,787,800
UBS Sustainable Development Bank Bond Fund	353,843	2,251,517	2,605,360
UBS Multi Income Bond Fund	3,083,885	2,077,984	5,161,869

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of December 31, 2023, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended December 31, 2023, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended June 30, 2023 or since inception in the case of UBS All China Equity Fund, UBS US Dividend Ruler Fund and UBS US Quality Growth At Reasonable Price Fund remains subject to examination by the Internal Revenue Service and state taxing authorities.

The UBS Funds

General information (unaudited)

Quarterly portfolio schedule

The Funds filed its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. (Please note that on the SEC's Web site, the "filing type" designation for this information may be "NPORT-EX.") Additionally, you may obtain copies of such portfolio holdings schedules for the first and third quarters of each fiscal year from the funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds

Supplemental information (unaudited)

Shareholder meeting results

A special meeting of shareholders of the series of The UBS Funds (the "Trust") was held on Tuesday, November 21, 2023 (the "Meeting"). The Meeting was held for the following purposes:

Proposals	Affected Fund(s)
1. To elect four Trustees to the Board	All Funds
2. To approve changes to the fundamental investment restrictions regarding:
2.A. Borrowing	All Funds
2.B. Issuing Senior Securities	All Funds
2.C. Real Estate	All Funds
2.D. Commodities	UBS Emerging Markets Equity Opportunity Fund UBS Global Allocation Fund UBS International Sustainable Equity Fund UBS U.S. Small Cap Growth Fund UBS Multi Income Bond Fund
2.E. Making Loans	All Funds
2.F. Concentration	UBS International Sustainable Equity Fund
2.G. Diversification	UBS International Sustainable Equity Fund
2.H. Underwriting	UBS International Sustainable Equity Fund UBS Emerging Markets Equity Opportunity Fund UBS U.S. Small Cap Growth Fund
3. To allow the Board to amend a Fund's investment objective without Shareholder approval.	UBS Emerging Markets Equity Opportunity Fund UBS Global Allocation Fund UBS International Sustainable Equity Fund UBS U.S. Small Cap Growth Fund UBS Multi Income Bond Fund
4. To approve changing the Fund's sub-classification from "diversified" to "non-diversified" and the elimination of the related fundamental investment restriction.	UBS Emerging Markets Equity Opportunity Fund
5. To approve the elimination of the fundamental investment restrictions regarding:
5.A. Investing for control or management
5.B. Purchasing securities on margin
5.C. Investing in unseasoned issuers
5.D. Investments in other investment companies
5.E. Investments in puts, calls and straddles
5.F. Investments in oil, gas and/or mineral exploration or development programs or leases	UBS International Sustainable Equity Fund
6. To adopt a "manager of managers" investment advisory structure whereby UBS AM, the Fund's investment advisor, would be able to hire and replace sub-advisors of the Fund without Shareholder approval	UBS All China Equity Fund
UBS Engage For Impact Fund
UBS Global Allocation Fund
UBS U.S. Small Cap Growth Fund
UBS Multi Income Bond Fund
UBS Sustainable Development Bank Bond Fund
UBS US Dividend Ruler Fund
UBS US Quality Growth At Reasonable Price Fund

The UBS Funds

Supplemental information (unaudited)

Shareholder meeting results (continued)

Proposal 1: To Elect Four Trustees to the Board. Trustees were elected by shareholders of all series of The UBS Funds. The results of voting were as follows:*

	Votes For	Votes Withheld
Adela Cepeda	75,621,538.177	1,309,094.988
Rodrigo Garcia	75,634,543.071	1,296,090.094
Muhammad Gigani	75,482,869.709	1,447,763.456
Abbie. J. Smith	75,622,836.880	1,307,796.285

*  Results are for all series of The UBS Funds.

Proposal 2: To Approve Changes to Certain Funds' Fundamental Investment Restrictions. Proposals 2.A-2.H passed with respect to UBS International Sustainable Equity Fund. UBS Global Allocation Fund, UBS Engage for Impact Fund, UBS Multi Income Bond Fund, UBS Sustainable Development Bank Bond Fund and UBS US Dividend Ruler Fund did not receive sufficient shareholder votes to pass Proposals 2.A-2.H, as applicable. A quorum was not present for UBS All China Equity Fund, UBS Emerging Markets Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund and UBS US Quality Growth At Reasonable Price Fund. The results of voting were as follows:

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
UBS International Sustainable Equity Fund
Proposal 2.A. Borrowing	7,736,769.381	84,731.459	121,936.675	1,375,578.000
Proposal 2.B. Issuing Senior Securities	7,737,729.216	84,251.413	121,456.886	1,375,578.000
Proposal 2.C. Real Estate	7,729,724.167	97,905.397	115,807.951	1,375,578.000
Proposal 2.D. Commodities	7,702,384.690	65,758.563	175,294.262	1,375,578.000
Proposal 2.E. Making Loans	7,729,621.048	89,540.181	124,276.286	1,375,578.000
Proposal 2.F. Concentration	7,716,388.517	78,633.678	148,415.320	1,375,578.000
Proposal 2.G. Diversification	7,729,180.805	74,503.547	139,753.163	1,375,578.000
Proposal 2.H. Underwriting	7,720,068.703	75,651.068	147,717.744	1,375,578.000
	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
UBS Global Allocation Fund
Proposal 2.A. Borrowing	3,057,197.402	491,567.369	210,323.297	7,463,241.747
Proposal 2.B. Senior Securities	3,079,312.751	431,194.695	248,580.622	7,463,241.747
Proposal 2.C. Real Estate	3,080,981.195	372,743.425	305,363.448	7,463,241.747
Proposal 2.D. Commodities	2,878,065.582	542,379.484	338,643.002	7,463,241.747
Proposal 2E. Making Loans	2,852,408.428	552,023.346	354,656.294	7,463,241.747
	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
UBS Engage For Impact Fund
Proposal 2.A. Borrowing	670,258.316	36,423.203	56,579.748	2,053,913.664
Proposal 2.B. Senior Securities	671,606.984	36,199.163	55,455.120	2,053,913.664
Proposal 2.C. Real Estate	661,752.782	44,572.780	56,935.705	2,053,913.664
Proposal 2.E. Making Loans	665,709.828	38,956.576	58,594.863	2,053,913.664
	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
UBS Multi Income Bond Fund
Proposal 2.A. Borrowing	361,960.310	41,197.061	17,056.282	695,302.291
Proposal 2.B. Senior Securities	367,985.938	38,542.208	13,685.507	695,302.291
Proposal 2C. Real Estate	357,335.511	34,474.208	28,403.934	695,302.291
Proposal 2.D. Commodities	358,627.730	36,536.208	25,049.715	695,302.291
Proposal 2.E. Making Loans	353,171.589	47,999.653	19,042.411	695,302.291

The UBS Funds

Supplemental information (unaudited)

Shareholder meeting results (continued)

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
UBS Sustainable Development Bank Bond Fund
Proposal 2.A. Borrowing	1,489,562.831	59,169.150	89,434.019	4,138,838.392
Proposal 2.B. Issuing Senior Securities	1,491,824.425	55,341.361	91,000.214	4,138,838.392
Proposal 2.C. Real Estate	1,484,890.997	63,576.093	89,698.910	4,138,838.392
Proposal 2.E. Making Loans	1,482,572.175	57,731.641	97,862.184	4,138,838.392
	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
UBS US Dividend Ruler Fund
Proposal 2.A. Borrowing	1,049,794.969	82,722.087	67,549.892	4,722,046.806
Proposal 2.B. Issuing Senior Securities	1,049,085.452	77,830.187	73,151.309	4,722,046.806
Proposal 2.C. Real Estate	1,036,062.006	92,695.660	71,309.282	4,722,046.806
Proposal 2.E. Making Loans	1,010,125.604	122,795.229	67,146.115	4,722,046.806

Proposal 3: To Allow the Board of Trustees to Amend Certain Funds' Investment Objectives without Shareholder Approval. UBS Global Allocation Fund, UBS International Sustainable Equity Fund and UBS Multi Income Bond Fund did not receive sufficient shareholder votes to pass Proposal 3. A quorum was not present for UBS Emerging Markets Equity Opportunity Fund and UBS U.S. Small Cap Growth Fund. The results of voting were as follows:

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
UBS Global Allocation Fund	2,500,043.312	1,067,698.902	191,345.854	7,463,241.747
UBS International Sustainable Equity Fund	5,282,477.938	2,526,246.452	134,713.125	1,375,578.000
UBS Multi Income Bond Fund	324,192.122	83,263.750	12,757.781	695,302.291

Proposal 4: To Approve Changing UBS Emerging Markets Equity Opportunity Fund's Sub-Classification From "Diversified" to "Non-Diversified" and the Elimination of the Related Fundamental Investment Restriction. A quorum was not present for UBS Emerging Markets Equity Opportunity Fund.

Proposal 5: To Approve the Elimination of Certain of UBS International Sustainable Equity Fund's Fundamental Investment Restrictions. Proposals 5.A-5.F passed with respect to UBS International Sustainable Equity Fund. The results of voting were as follows:

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Proposal 5A. Investing for Control or Management	7,662,790.911	149,171.771	131,474.833	1,375,578.000
Proposal 5.B. Purchasing Securities on Margin	7,662,500.345	150,494.658	130,442.512	1,375,578.000
Proposal 5.C. Investing in Unseasoned Issuers	7,647,913.633	168,365.810	127,158.072	1,375,578.000
Proposal 5.D. Investments in Other Investment Companies	7,671,591.761	135,251.478	136,594.276	1,375,578.000
Proposal 5.E. Investments in Puts, Calls and Straddles	7,621,878.012	158,484.194	163,075.309	1,375,578.000
Proposal 5.F. Investments in Oil, Gas and/or Mineral Exploration or Development Programs or Leases	7,552,519.947	270,577.336	120,340.232	1,375,578.000

The UBS Funds

Supplemental information (unaudited)

Shareholder meeting results (concluded)

Proposal 6: To Adopt a "Manager of Managers" Investment Advisory Structure for Certain Funds. UBS Engage for Impact Fund, UBS Global Allocation Fund, UBS Multi Income Bond Fund, UBS Sustainable Development Bank Bond Fund and UBS US Dividend Ruler Fund did not receive sufficient shareholder votes to pass Proposal 6. A quorum was not present for UBS All China Equity Fund, UBS U.S. Small Cap Growth Fund and UBS US Quality Growth At Reasonable Price Fund. The results of voting were as follows:

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
UBS Engage For Impact Fund	645,539.605	62,278.441	55,443.221	2,053,913.664
UBS Global Allocation Fund	3,092,777.400	453,472.452	212,838.216	7,463,241.747
UBS Multi Income Bond Fund	342,319.363	41,944.123	35,950.167	695,302.291
UBS Sustainable Development Bank Bond Fund	1,445,108.233	79,021.153	114,036.614	4,138,838.392
UBS US Dividend Ruler Fund	994,103.470	117,297.406	88,666.072	4,722,046.806

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

787 Seventh Avenue

New York, NY 10019-6028

S1627

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Keith Weller, Secretary of The UBS Funds, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)	(4) Change in the registrant's independent public accountant - not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark Carver
Marc Carver
President

Date:	March 11, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

The UBS Funds

By:	/s/ Mark Carver
Mark Carver
President

Date:	March 11, 2024

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	March 11, 2024